Exhibit 10.9

EXECUTION COPY

AMENDED AND RESTATED NOTE PURCHASE AND SECURITY AGREEMENT

by and among

BLUEMONT FUNDING I,

as the Trust,

THE CONDUIT LENDERS PARTY HERETO,

as Conduit Lenders,

CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,

as Alternate Lenders,

CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,

as LIBOR Lenders,

CERTAIN FINANCIAL INSTITUTIONS PARTIES HERETO,

as Managing Agents,

BANK OF AMERICA, N.A.,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and

J.P. MORGAN SECURITIES LLC,

as Lead Arrangers,

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,

as Eligible Lender Trustee,

and

SALLIE MAE, INC.,

as Administrator

January 13, 2012

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EXHIBIT A	COMMITMENTS
EXHIBIT B	LIST OF APPROVED GUARANTORS
EXHIBIT C	FORM OF MONTHLY REPORT
EXHIBIT D	FORM OF ADVANCE REQUEST
EXHIBIT E	FORM OF MONTHLY ADMINISTRATIVE AGENT’S REPORT
EXHIBIT F	FORM OF NOTICE OF RELEASE
EXHIBIT G	FORM OF PRO FORMA REPORT (SECTION 2.18(b)(iii))
EXHIBIT H	FORM OF RELEASE RECONCILIATION STATEMENT
EXHIBIT I	FORM OF 2.20(d) CERTIFICATE
EXHIBIT J	FORM OF CLASS A VARIABLE FUNDING NOTE
EXHIBIT K	[RESERVED]
EXHIBIT L	FORM OF ADVANCE RECONCILIATION STATEMENT
EXHIBIT M	NOTICE ADDRESSES

SCHEDULE 2.01	OUTSTANDING ADVANCES AS OF THE A&R CLOSING DATE

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

AMENDED AND RESTATED NOTE PURCHASE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED NOTE PURCHASE AND SECURITY AGREEMENT (this “Agreement”) is made as of January 13, 2012, among BLUEMONT FUNDING I, a statutory trust duly organized under the laws of the State of Delaware, as the trust hereunder (the “Trust”), SALLIE MAE, INC., a Delaware corporation, as administrator (the “Administrator”), THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as the eligible lender trustee hereunder (the “Eligible Lender Trustee”), J.P. MORGAN SECURITIES LLC (formerly known as J.P. MORGAN SECURITIES INC.) and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor by merger to BANC OF AMERICA SECURITIES LLC), as lead arrangers (the “Lead Arrangers”), the CONDUIT LENDERS (as hereinafter defined) from time to time parties hereto, the ALTERNATE LENDERS (as hereinafter defined) from time to time parties hereto, the LIBOR LENDERS (as hereinafter defined) from time to time parties hereto, JPMORGAN CHASE BANK, N.A., a national banking association, BANK OF AMERICA, N.A., a national banking association, BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, THE ROYAL BANK OF SCOTLAND PLC, a bank organized under the laws of Scotland, DEUTSCHE BANK AG, NEW YORK BRANCH, a German banking corporation acting through its New York Branch, CREDIT SUISSE AG, NEW YORK BRANCH, the New York branch of a Swiss banking corporation, and ROYAL BANK OF CANADA, a Canadian chartered bank acting through its New York Branch, each as agent on behalf of its related LIBOR Lender and/or its related Conduit Lenders, Alternate Lenders and Program Support Providers (as hereinafter defined) (and together with any other similar financial institutions which become parties hereto, collectively, the “Managing Agents”), JPMORGAN CHASE BANK, N.A., as syndication agent hereunder (in such capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as the administrative agent for the Conduit Lenders, Alternate Lenders, LIBOR Lenders and Managing Agents (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Trust, the Administrator, the Eligible Lender Trustee, the Lead Arrangers, the Conduit Lenders, the Alternate Lenders, the LIBOR Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent, are parties to that certain Note Purchase and Security Agreement, dated as of January 15, 2010, as amended by that certain Amendment No. 1, dated as of January 14, 2011 and as further amended by that certain Amendment No. 2, dated as of August 2, 2011 (as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Initial Note Purchase Agreement”), and the parties hereto wish to amend and restate the Initial Note Purchase Agreement as set forth below;

WHEREAS, on the date hereof, the Administrator withdrew its request for Moody’s to rate the Class A Notes;

WHEREAS, this Agreement is being executed and delivered pursuant to and in accordance with Section 10.01 of the Initial Note Purchase Agreement;

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WHEREAS, the Conduit Lenders are special purpose entities engaged in the business of issuing promissory notes and obtaining funding (directly or indirectly) in the commercial paper market and purchasing notes of certain entities for the purpose of financing financial assets of such entities; and

WHEREAS, the LIBOR Lenders are financial institutions engaged in the business of purchasing notes of certain entities for the purpose of financing financial assets of such entities; and

WHEREAS, from time to time, the Master Depositor has purchased, and may continue to purchase, certain Eligible FFELP Loans in accordance with the Purchase Agreements; and

WHEREAS, from time to time, the Depositor has purchased, and will continue to purchase, certain Eligible FFELP Loans in accordance with the Conveyance Agreement and the Tri-Party Transfer Agreement; and

WHEREAS, from time to time, the Trust has purchased, and will continue to purchase, certain Eligible FFELP Loans in accordance with the Sale Agreement; and

WHEREAS, the Eligible Lender Trustee has maintained and will continue to maintain, legal title of the Trust Student Loans on behalf of the Trust in accordance with the terms of the Trust Agreement; and

WHEREAS, the Trust desires to fund or refinance, as the case may be, such purchases through the issuance of its Class A variable funding notes (the “Class A Notes”) and the sale of such Class A Notes to the Managing Agents for the benefit of the Conduit Lenders, the LIBOR Lenders and the Alternate Lenders, as applicable, on the terms and conditions set forth herein; and

WHEREAS, the Conduit Lenders may, from time to time, assign all or a part of such Class A Notes or assign interests therein or commitments to purchase or fund such Class A Notes to the Alternate Lenders or to certain Program Support Providers pursuant to the terms of the Program Support Agreements; and

WHEREAS, each Managing Agent is willing to act as the agent on behalf of its related Conduit Lenders, Alternate Lenders, LIBOR Lenders and Program Support Providers, as applicable, pursuant to this Agreement and the corresponding Program Support Agreements; and

WHEREAS, the parties hereto desire that the provisions of the Initial Note Purchase Agreement shall be effective from the Original Closing Date (as hereinafter defined) through but excluding the date hereof and the provisions of this Agreement shall be effective from and including the date hereof.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01. Certain Defined Terms.

Certain capitalized terms used throughout this Agreement are defined above or in this Section.

As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined unless otherwise noted).

“A&R Closing Date” means January 13, 2012.

“A&R Initial Pool” means the pool of FFELP Loans owned by the Trust immediately prior to the A&R Closing Date as identified by the Administrator to the Administrative Agent and the Managing Agents on the A&R Closing Date.

“A&R Transaction Documents” means this Agreement, the Lenders Fee Letter, the Side Letter, the Administrative Agent and Syndication Agent Fee Letter, the Valuation Agent Fee Letter, the Valuation Agent Agreement and the Omnibus Reaffirmation and Amendment.

“Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of a Conduit Lender that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Party or any of its Affiliates. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Party or its Affiliate shall acknowledge in writing that any such consolidation of the assets and liabilities of the Conduit Lender shall occur.

“Additional Student Loan” means any Student Loan that became or becomes a Trust Student Loan after the Original Closing Date.

“Adjusted Cash Income” means, for any period, Adjusted Revenue for such period less Operating Expenses for such period.

“Adjusted Pool Balance” means, as of any date:

(a) (i) the aggregate of the Principal Balance of each Eligible FFELP Loan acquired by the Trust on or prior to the Valuation Date set forth in the most recent Valuation Report multiplied by the Applicable Percentage for such Eligible FFELP Loan, determined by reference to the most recent Valuation Report, plus (ii) the Collateral Value of each Eligible FFELP Loan acquired by the Trust since the Valuation Date set forth in the most recent Valuation Report, minus (iii) the aggregate of the Principal Balance of each Eligible FFELP Loan that was subject to a release pursuant to Section 2.18 since the Valuation Date set forth in the most recent Valuation Report, multiplied by the Applicable Percentage for such Eligible FFELP Loan, minus

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(b) the Excess Concentration Amount multiplied by the weighted average Applicable Percentage for all Eligible FFELP Loans.

“Adjusted Revenue” means, for any period, (a) the sum, without duplication, of all items which would fairly be presented in the consolidated income statement of SLM Corporation and its consolidated subsidiaries for such period (subject to normal year-end adjustments) prepared in accordance with GAAP as (i) “total interest income” and (ii) “total other income,” less (b) the sum of (i) “provisions for losses,” (ii) “gains on student loan securitizations” and (iii) “servicing and securitization revenue,” eliminating (c) “total net impact of SFAS No. 133 derivative accounting,” and including (d) “net interest income on securitized loans, after provisions for losses,” in the case of (c) and (d) above as currently reported in SLM Corporation’s most recent Form 10-Q or Form 10-K, as applicable, under “MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS” or as subsequently identified in writing by SLM Corporation.

“Administrative Agent” means Bank of America, N.A., a national banking association, and its successors and assigns, in its capacity as agent for the Conduit Lenders, the Managing Agents, the LIBOR Lenders and the Alternate Lenders hereunder.

“Administrative Agent Fees” means the fees, reasonable expenses and charges of the Administrative Agent, including reasonable legal fees and expenses, as set forth in the Administrative Agent and Syndication Agent Fee Letter.

“Administrative Agent and Syndication Agent Fee Letter” means the Second Amended and Restated Administrative Agent and Syndication Agent Fee Letter, dated as of the A&R Closing Date, among the Trust, the Administrative Agent and the Syndication Agent.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Administration Account” means the special account created pursuant to Section 2.04(b).

“Administration Agreement” means the Amended and Restated Administration Agreement, dated as of the Original Closing Date, among the Depositor, the Trust, the Eligible Lender Trustee, the Administrator and the Administrative Agent.

“Administrator Fee” means, for each calendar month, a fee payable to the Administrator monthly in arrears equal to $10,000.

“Administrator” means Sallie Mae, Inc., a Delaware corporation, and its successors and assigns, in its capacity as administrator of the Trust in accordance with the Administration Agreement.

“Administrator Default” has the meaning assigned to such term in Section 5.01 of the Administration Agreement.

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“Advance” means an advance, including a Purchase Price Advance, an Excess Collateral Advance or a Capitalized Interest Advance, made by the Lenders pursuant to Article II.

“Advance Date” means, with respect to any Advance, the date on which such Advance is made.

“Advance Reconciliation Statement” has the meaning assigned to such term in Section 4.03.

“Advance Request” has the meaning assigned to such term in Section 2.02(b).

“Adverse Claim” means a lien, security interest, charge, encumbrance or other right or claim or restriction in favor of any Person (including any UCC financing statement or similar instrument filed against the assets of that Person) other than, with respect to the Pledged Collateral, any lien, security interest, charge, encumbrance or other right or claim or restriction in favor of the Administrative Agent, for the benefit of the Secured Creditors.

“Affected Party” means the Administrative Agent, the Syndication Agent, each Co-Valuation Agent, each LIBOR Lender, each Conduit Lender, each Managing Agent, each Alternate Lender, each Program Support Provider and the holding company of each of the foregoing and any permitted assignee or participant of any LIBOR Lender, any Conduit Lender, any Alternate Lender, any Program Support Provider or any holding company of the foregoing.

“Affiliate” means, when used with respect to a Person, any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities or membership interests, by contract or otherwise.

“Agent Parties” has the meaning assigned to such term in Section 10.02(c).

“Aggregate Note Balance” means, as of any date of determination, the principal amount of each Class A Note Outstanding and for all Class A Notes, the aggregate principal amount of all Class A Notes Outstanding, after giving effect to (i) all distributions applied to principal on the Class A Notes on such date of determination and (ii) Advances made on such date of determination.

“Agreement” means this Amended and Restated Note Purchase and Security Agreement, together with all exhibits and appendices attached hereto.

“Alternate Lender” means any financial institution identified as an Alternate Lender on Exhibit A attached hereto as such Exhibit may be amended, restated or otherwise revised from time to time, and any successors or assigns (subject to Section 10.04).

“Amortization Event” has the meaning assigned to such term in Section 7.01.

“Amortization Period” means the period commencing upon the occurrence of an Amortization Event and ending upon the earliest of (a) the date the Class A Notes and all other

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Obligations are paid in full, (b) 90 days (or in the case of an Amortization Event under Section 7.01(j), 85 days) from the occurrence of such Amortization Event, (c) solely with respect to an Amortization Event under Section 7.01(i) or Section 7.01(j), the reinstatement of the Revolving Period pursuant to the terms of such Section and (d) the occurrence of a Termination Event.

“Amortization Period Rate” means, (a) during the first 30 days following the commencement of the Amortization Period, the Base Rate plus 1.00% per annum plus the Non-Renewal Step-Up Rate, (b) during the second 30 days following the commencement of the Amortization Period, the Base Rate plus 1.50% per annum plus the Non-Renewal Step-Up Rate and (c) thereafter, until the Termination Date, the Base Rate plus 2.00% per annum plus the Non-Renewal Step-Up Rate.

“Applicable Margin” means, with respect to any Advance and any Lender, the Applicable Margin as set forth in the Lenders Fee Letter.

“Applicable Percentage” has the meaning set forth in the Side Letter.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of any entity that administers or manages a Lender.

“Asset Coverage Ratio” means, on the last day of each calendar month, and as of any other date of determination, the ratio (expressed as a percentage) of (a) the sum of (i) the Adjusted Pool Balance as of such date, (ii) (without duplication) any accrued and unpaid interest thereon and any accrued and unpaid Special Allowance Payments and Interest Subsidy Payments on the Trust Student Loans as of such date and (iii) funds (including Eligible Investments) on deposit in the Collection Account, the Administration Account, the Capitalized Interest Account and the Reserve Account, if any, as of such date, to (b) the Reported Liabilities as of such date and rounding to the nearest second decimal place.

“Assignee Group” means two or more assignees that meet the requirements to be an assignee under Section 10.04(b) and that are Affiliates of one another, commercial paper conduits managed by the same manager or affiliated managers or Approved Funds managed by the same investment advisor.

“Assignment Amount” means, with respect to an Alternate Lender at the time of any assignment pursuant to Section 10.04(g), an amount equal to the lesser of (a) such Alternate Lender’s pro rata share of the aggregate principal amount of the Class A Notes requested by the related Conduit Lender to be assigned at such time plus any accrued and unpaid interest owed thereon at the applicable CP Rate and (b) such Alternate Lender’s unused Assignment Commitment (minus the unrecovered principal amount of such Alternate Lender’s investments pursuant to the Program Support Agreement to which it is a party).

“Assignment Commitment” means, with respect to an Alternate Lender, such Alternate Lender’s Commitment multiplied by 1.02.

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“Authorized Officer” means:

(a) with respect to the Trust, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Trust pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by the Eligible Lender Trustee from time to time thereafter and delivered to the Administrative Agent);

(b) with respect to the Administrator, any officer of the Administrator who is authorized to act for the Administrator in matters relating to itself or to the Trust and to be acted upon by the Administrator pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by the Administrator from time to time thereafter and delivered to the Administrative Agent);

(c) with respect to the Depositor, any officer of the Depositor who is authorized to act for the Depositor in matters relating to itself or to be acted upon by the Depositor pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Depositor to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by the Depositor from time to time thereafter and delivered to the Administrative Agent);

(d) with respect to the Master Servicer, any officer of the Master Servicer who is authorized to act for the Master Servicer in matters relating to itself or to be acted upon by the Master Servicer pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Master Servicer to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by the Master Servicer from time to time thereafter and delivered to the Administrative Agent);

(e) with respect to the Eligible Lender Trustee, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to itself or to be acted upon by the Eligible Lender Trustee pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by the Eligible Lender Trustee from time to time thereafter and delivered to the Administrative Agent);

(f) with respect to SLM Corporation, chief executive officer, chief financial officer, president, any vice president, treasurer or other senior officer of SLM Corporation who is authorized to act for SLM Corporation in matters relating to itself or to be acted upon by SLM Corporation pursuant to the Transaction Documents and who is identified on the list of Authorized Officers delivered by SLM Corporation to the Administrative Agent on the A&R Closing Date (as such list may be modified or supplemented by SLM Corporation from time to time thereafter and delivered to the Administrative Agent); and

(g) with respect to the Administrative Agent, any officer of the Administrative Agent who is authorized to act for the Administrative Agent in matters relating to itself or to be acted upon by the Administrative Agent pursuant to the Transaction Documents and who is identified

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on the list of Authorized Officers delivered by the Administrative Agent to the Administrator and the Eligible Lender Trustee on the A&R Closing Date (as such list may be modified or supplemented by the Administrative Agent from time to time thereafter and delivered to the Administrator and the Eligible Lender Trustee).

“Available Funds” means, with respect to a Settlement Date, the sum of the following amounts received into the Collection Account with respect to the related Settlement Period:

(a) all collections of principal and interest on the Trust Student Loans, including any payments received from the Guarantees on the Trust Student Loans but net of (i) any collections in respect of principal on the Trust Student Loans applied by the Trust to repurchase Guaranteed loans from the Guarantors under the Guarantee Agreements, (ii) amounts required by the Higher Education Act to be paid to the Department or to be repaid or rebated to Obligors (whether or not in the form of a principal reduction of the applicable Trust Student Loan) on the Trust Student Loans for that Settlement Period including Floor Income Rebate Fees and Monthly Rebate Fees and (iii) amounts deposited into the Floor Income Rebate Account during the related Settlement Period;

(b) any Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans received during that Settlement Period for the Trust Student Loans;

(c) all Liquidation Proceeds from any Trust Student Loans which became Liquidated Student Loans during that Settlement Period in accordance with the Servicer’s applicable Servicing Policies, plus all Recoveries on Liquidated Student Loans which were written off in prior Settlement Periods or during that Settlement Period;

(d) the aggregate amounts received during that Settlement Period for those Trust Student Loans (i) repurchased by the applicable Seller or the Depositor, as applicable, (ii) purchased by the Servicer or its assignee, (iii) in respect of SLM Corporation’s guaranty of the repurchase obligations of the applicable Seller, the Depositor or the Servicer or (iv) sold to another eligible lender pursuant to Section 3.11 of the Servicing Agreement;

(e) the aggregate amounts, if any, received by the Trust from the applicable Seller, the Depositor or the Servicer, as the case may be, as reimbursement of non-guaranteed principal or interest amounts, or lost Interest Subsidy Payments and Special Allowance Payments, on the Trust Student Loans pursuant to the Sale Agreement or Section 3.05 of the Servicing Agreement, respectively;

(f) amounts received by the Trust pursuant to Sections 3.01 and 3.12 of the Servicing Agreement during that Settlement Period as to yield or principal adjustments other than deposits into the Borrower Benefit Account;

(g) investment earnings for that Settlement Period earned on investments in the Trust Accounts during such Settlement Period;

(h) amounts, if any, transferred into the Collection Account from the Capitalized Interest Account in excess of the Required Capitalized Interest Account Balance, calculated as of the end of the Settlement Period related to that Settlement Date;

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(i) amounts, if any, transferred into the Collection Account from the Reserve Account in excess of the Reserve Account Specified Balance, calculated as of the end of the Settlement Period related to that Settlement Date;

(j) amounts, if any, transferred into the Collection Account from the Floor Income Rebate Account representing amounts no longer required to be held in connection with floor income payment obligations;

(k) amounts, if any, transferred into the Collection Account from the Administration Account in accordance with Section 2.04(b);

(l) amounts, if any, transferred into the Collection Account from the Borrower Benefit Account to offset reductions in yield on affected Trust Student Loans and any amounts released from the Borrower Benefit Account in accordance with Section 6.26(b) during the related Settlement Period;

(m) amounts, if any, received by the Trust from SLM Corporation under the Revolving Credit Agreement and which have been deposited into the Collection Account;

(n) all proceeds from any Permitted Release (to the extent such proceeds were not previously used to prepay the Aggregate Note Balance or used to purchase new Eligible FFELP Loans);

(o) amounts received, if any, in respect of insurance proceeds; and

(p) all other Collections or other amounts deposited into the Collection Account for application pursuant to Section 2.05(b) on the applicable Settlement Date;

provided, that if on any Settlement Date, there would not be sufficient funds, after application of Available Funds, as defined above, and application of amounts available from the Capitalized Interest Account and the Reserve Account, in that order, to pay any of the items specified in clauses (i) through (iv) of Section 2.05(b), then Available Funds for that Settlement Date will include, in addition to the Available Funds as defined above, amounts on deposit in the Collection Account, or amounts held by the Administrative Agent for deposit into the Collection Account which would have constituted Available Funds for the Settlement Date immediately succeeding that Settlement Date, up to the amount necessary to pay such items, and the Available Funds for the immediately succeeding Settlement Date will be adjusted accordingly.

“Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time, and any successor statute.

“Base Rate” means, for any day, a rate per annum determined by the Administrative Agent equal to the highest of (a) the sum of the LIBOR Base Rate (determined in accordance with clause (ii) of the definition thereof) and 1.00% for such day, (b) the Prime Rate for such day and (c) the sum of 0.50% and the Federal Funds Rate for such day.

“Base Rate Advance” means an Advance funded with reference to the Base Rate.

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“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Trust or any ERISA Affiliate is, or at any time during the immediately preceding six years was, an “employer” as defined in Section 3(5) of ERISA.

“Borrower Benefit Account” means the special account created pursuant to Section 2.04(d).

“Borrower Benefit Amount” means, the sum of:

(a) expected net present value of the product of (1) the sum of (A) the excess of (x) the weighted average interest rate reduction as described in clause (i) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.075%, and (B) the excess of (x) the weighted average interest rate reduction as described in clause (i) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.250%, and (2) the aggregate Principal Balance of all Eligible FFELP Loans sold to the Trust on such Advance Date;

(b) expected net present value of the product of (1) the sum of (A) the weighted average rebate as described in clause (ii) of the definition of Borrower Benefit Programs relating to all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, and (B) the excess of (x) the weighted average rebate as described in clause (ii) of the definition of Borrower Benefit Programs relating to all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.200%; and (2) the aggregate original loan amount of all Eligible FFELP Loans sold to the Trust on such Advance Date; and

(c) expected net present value of the product of (1) the sum of (A) the excess of (x) the weighted average interest rate reduction as described in clause (iii) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.010%, and (B) the excess of (x) the weighted average interest rate reduction as described in clause (iii) of the definition of Borrower Benefit Programs on all Eligible FFELP Loans that are not Post-Legislation Consolidation Loans sold to the Trust on such Advance Date, over (y) 0.200%; and (2) the aggregate Principal Balance of all Eligible FFELP Loans sold to the Trust on such Advance Date.

“Borrower Benefit Programs” means any of the following borrower benefit programs:

(i) the “Direct Repay/ACH Benefit plan” benefit program under which Obligors who make student loan payments electronically through automatic monthly deductions receive an interest rate reduction as long as loan payments continue to be successfully deducted from the borrower’s bank account;

(ii) any borrower benefit program under which Obligors who make a certain number of scheduled payments on time receive a rebate of their original loan amount; and

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(iii) any other borrower benefit program (other than the Direct/Repay ACH Benefit plan described in clause (i) above) under which Obligors who make a certain number of scheduled payments on time receive an interest rate reduction.

“Business Day” means a day of the year other than a Saturday or a Sunday or other day on which (a) banks are not authorized or required to close in Charlotte, North Carolina or New York, New York and (b) trust companies are not authorized or required to close in Wilmington, Delaware; provided, however, if the term “Business Day” is used in connection with the LIBOR Rate, it means any day on which (x) dealings in dollar deposits are carried on in the London interbank market and (y) banks are not authorized or required to close in New York, New York.

“Capitalized Interest Account” means the special account created pursuant to Section 2.06(a).

“Capitalized Interest Account Funding Event” means the occurrence of (i) the third Business Day preceding the Scheduled Maturity Date, (ii) with respect to an Amortization Event under Sections 7.01(a) through (h), the first day of an Amortization Period, (iii) with respect to an Amortization Event under Section 7.01(i) or (j), the last day of an Amortization Period (unless caused by the reinstatement of the Revolving Period in which case no Capitalized Interest Account Funding Event shall have occurred), or (iv) the Termination Date.

“Capitalized Interest Account Specified Balance” means, as of any date of determination, the sum of (i) for each Eligible FFELP Loan that is a Trust Student Loan included in the A&R Initial Pool, the product of 3.86% multiplied by the Principal Balance thereof as of such date of determination, and (ii) for each Eligible FFELP Loan that becomes a Trust Student Loan and is not included in the A&R Initial Pool, the product of 5.90% multiplied by the Principal Balance thereof as of such date of determination.

“Capitalized Interest Account Unfunded Balance” means, as of any date of determination, the amount, if any, by which (x) the Capitalized Interest Account Specified Balance exceeds (y) the outstanding balance of Capitalized Interest Advances then on deposit in the Capitalized Interest Account.

“Capitalized Interest Advance” means an Advance made upon a Capitalized Interest Account Funding Event or as provided in Section 2.21(b), the proceeds of which are to be deposited into the Capitalized Interest Account.

“Carryover Servicing Fee” has the meaning specified in Attachment A to the Servicing Agreement.

“Cavalier Omnibus Waiver and Consent and Guaranty” means the Omnibus Waiver and Consent and Guaranty, dated as of January 14, 2011, among SLM Education Credit Finance Corporation, SLM Corporation and Sallie Mae, Inc., in favor of Bank of America, N.A., as administrative agent, relating to Cavalier Funding 1 LLC.

“Change of Control” means (i) a merger or consolidation of the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the Master Servicer, as applicable, into another Person (other than an Affiliate of SLM Corporation), (ii) any merger or

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

consolidation to which the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the Master Servicer, as applicable, shall be a party resulting in the creation of another Person (other than an Affiliate of SLM Corporation), (iii) any Person (other than an Affiliate of SLM Corporation) succeeding to the properties and assets of the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the Master Servicer, as applicable, substantially as a whole or (iv) an event or series of events by which any Person (other than an Affiliate of SLM Corporation) acquires the right to vote more than 50% of the common stock or other voting interest of the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the Master Servicer, as applicable.

“Churchill Bluemont Note Purchase Agreement” means the Amended and Restated Note Purchase and Security Agreement, dated as of April 24, 2009, among Bluemont Funding I, the conduit lenders party thereto, the alternate lenders party thereto, the LIBOR lenders party thereto, Bank of America, N.A., as administrative agent, the managing agents party thereto, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, and Sallie Mae, Inc., as administrator.

“Churchill Eligible FFELP Loan” means, with respect to the Initial Pool only, a Student Loan that was an Eligible FFELP Loan under and as defined in any of the Churchill Note Purchase Agreements immediately prior to the termination of the Churchill FFELP Loan Facilities and, at any time of determination after the Closing Date, satisfies the criteria in subclauses (a) through (j) and (l) through (v) of clause (2) of the definition of “Eligible FFELP Loan” under this Agreement.

“Churchill FFELP Loan Facilities” means, collectively, the financing facilities established pursuant to the Churchill Note Purchase Agreements.

“Churchill Note Purchase Agreements” means the Churchill Bluemont Note Purchase Agreement, the Churchill Town Center Note Purchase Agreement and the Churchill Town Hall Note Purchase Agreement.

“Churchill Town Center Note Purchase Agreement” means the Amended and Restated Note Purchase and Security Agreement, dated as of April 24, 2009, among Town Center Funding I, the conduit lenders party thereto, the alternate lenders party thereto, the LIBOR lenders party thereto, Bank of America, N.A., as administrative agent, the managing agents party thereto, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, and Sallie Mae, Inc., as administrator.

“Churchill Town Hall Note Purchase Agreement” means the Amended and Restated Note Purchase and Security Agreement, dated as of April 24, 2009, among Town Hall Funding I, the conduit lenders party thereto, the alternate lenders party thereto, the LIBOR lenders party thereto, Bank of America, N.A., as administrative agent, the managing agents party thereto, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, and Sallie Mae, Inc., as administrator.

“Class A Advance” means an Advance under a Class A Note.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Class A Note” means a variable funding note, substantially in the form attached hereto as Exhibit J.

“Closing Date” means the Original Closing Date.

“Co-Valuation Agents” means J.P. Morgan Securities LLC (formerly known as J.P. Morgan Securities Inc.), Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC) and Barclays Bank PLC, or any other entity appointed as successor Co-Valuation Agent pursuant to the Valuation Agent Agreement.

“Co-Valuation Agents Fees” means the fees and charges, if any, of the Co-Valuation Agents, including reasonable legal fees and expenses, payable to the Co-Valuation Agents pursuant to the Valuation Agent Fee Letter.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute and the regulations promulgated and rulings issued thereunder.

“Collateral Value” means with respect to each pool of Eligible FFELP Loans to be added to the Trust Student Loans in connection with a particular Purchase Price Advance, an amount equal to the product of the weighted average advance rate referred to in clause (a) of the definition of Applicable Percentage for such pool and the aggregate Principal Balance of such pool; provided, however, that if the Applicable Percentage set forth in the most recent Valuation Report is the percentage referred to in clause (b) or (c) of the definition of Applicable Percentage, then in calculating each of the percentages used in determining the weighted average advance rate referred to in clause (a) of the definition of Applicable Percentage for such pool, each such percentage shall be multiplied by a fraction the numerator of which is the lower of the percentages calculated pursuant to clause (b) and (c) of the definition of Applicable Percentage in the most recent Valuation Report, and the denominator of which is the weighted average advance rate calculated pursuant to clause (a) of the definition of Applicable Percentage in the most recent Valuation Report.

“Collection Account” means the special account created pursuant to Section 2.04(a).

“Collections” means (a) all amounts received with respect to principal and interest and other proceeds, payments and reimbursements, including Recoveries, with respect to any Trust Student Loan and any other collection of cash with respect to such Trust Student Loan and (b) all other cash collections and other cash proceeds of the Pledged Collateral (including, without limitation, in each of clauses (a) and (b) above, each of the items enumerated in the definition of Available Funds with respect to any Settlement Period).

“Commitment” means (i) with respect to a Lender, the obligation, if any, of such Lender to fund Advances pursuant to this Agreement in the amount stated to be such Lender’s “Commitment” on Exhibit A attached hereto, as such Exhibit may be amended, restated or otherwise revised from time to time including by the Administrative Agent to reflect assignments, reallocations, decreases and increases of the Commitments permitted under this Agreement and (ii) with respect to a Facility Group, the aggregate Commitment of the Lenders within such Facility Group, in each case as such Commitment may be reduced or increased

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

pursuant to Section 2.03; provided, however, that upon termination of a Revolving Period that is not capable of being reinstated, and on each Settlement Date thereafter on which the Aggregate Note Balance has been reduced, the Commitment shall be reduced for (a) each Lender to an amount equal to such Lender’s Pro Rata Share of the sum of (1) the Aggregate Note Balance of the Class A Note held by such Lender’s Facility Group and (2) the Capitalized Interest Account Unfunded Balance, and (b) each Facility Group to an amount equal to the sum of (1) the Aggregate Note Balance of the Class A Note held by such Facility Group and (2) such Facility Group’s Pro Rata Share of the Capitalized Interest Account Unfunded Balance.

“Committed Conduit Lender” means any Conduit Lender that has a Commitment and any of its successors or assigns (subject to Section 10.04).

“Conduit Assignee” means, with respect to a Conduit Lender, any special purpose entity that finances its activities directly or indirectly through asset backed commercial paper and (x) is administered by a Managing Agent or any Affiliate of a Managing Agent or (y) has entered into a Program Support Agreement with an Alternate Lender which is a member of such Conduit Lender’s Facility Group or an Affiliate of such an Alternate Lender, and in either case is designated by such Conduit Lender’s Managing Agent from time to time to accept an assignment from such Conduit Lender of outstanding Advances; provided, however, that with respect to any Conduit Lender with a Commitment hereunder, such Conduit Assignee must be an assignee with respect to such Commitment.

“Conduit Lender” means any special purpose entity identified as a Conduit Lender on Exhibit A attached hereto, as such Exhibit may be amended, restated or otherwise revised from time to time, and any successors or assigns (subject to Section 10.04).

“Consolidated Tangible Net Worth” means, as of any date of determination, the consolidated stockholders’ equity of SLM Corporation and its consolidated subsidiaries, determined in accordance with GAAP, less their consolidated Intangible Assets, all determined as of such date.

“Consolidation Loan” means a loan made to a borrower which loan consolidates such borrower’s PLUS/SLS Loans, direct loans made by the Department of Education, Stafford Loans made in accordance with the Higher Education Act and/or loans made under the Federal Health Education Assistance Loan Program authorized under Sections 701 through 720 of the Public Health Services Act.

“Conveyance Agreement” means the Conveyance Agreement, dated as of February 29, 2008, among the Master Depositor, the Depositor and the Interim Eligible Lender Trustee, under which the Master Depositor may from time to time transfer, on a true sale basis, certain Eligible FFELP Loans to the Depositor, together with all transfer agreements, blanket endorsements and bills of sale executed pursuant thereto.

“CP” means the commercial paper notes issued from time to time by means of which a Conduit Lender (directly or indirectly) obtains financing.

“CP Advance” means an Advance made through the issuance of CP.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“CP Rate” means, for any Settlement Period, for any Conduit Lender, for the portion of the Aggregate Note Balance funded by such Conduit Lender directly or indirectly with CP, the rate equivalent to the weighted average cost (as determined by the applicable Managing Agent and which shall include Dealer Fees, incremental carrying costs incurred with respect to CP maturing on dates other than those on which corresponding funds are received by the Conduit Lender, other borrowings by the Conduit Lender to fund any Advances hereunder or its related commercial paper issuer if the Conduit Lender does not itself issue commercial paper (other than under any Program Support Agreement), actual costs of swapping foreign currencies into dollars to the extent the CP is issued in a market outside the U.S. and any other costs associated with the issuance of CP) of or related to the issuance of CP that are allocated, in whole or in part, by the Conduit Lender or the applicable Managing Agent to fund or maintain such portion of the Aggregate Note Balance (and which may be also allocated in part to the funding of other assets of the Conduit Lender); provided, however, that if the rate (or rates) is a discount rate, then the rate (or if more than one rate, the weighted average of the rates) shall be the rate resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; provided further, however, that for any Conduit Lender in the Facility Group for which JPMorgan Chase Bank, N.A. is Managing Agent, the “CP Rate” for any Settlement Period shall be equal to the weighted average of the JPMorgan Daily/30 Day LIBOR Rate calculated on each date during which CP is issued by such Conduit Lender to fund or maintain its CP Advances during such Settlement Period and as reported to the Administrative Agent by JPMorgan Chase Bank, N.A., as Managing Agent under Section 2.27.

“CRD” shall mean Directive 2006/48/EC of the European Parliament and of the Council of 14 June 2006 relating to the taking up and pursuit of the business of credit institutions, as amended from time to time, including pursuant to Directive 2009/111/EC of the European Parliament and of the Council of 16 September 2009.

“CRD Prohibited Hedge” means, with respect to any equity interest or credit exposure, any credit risk mitigation, any short positions or any other hedge (as required by Article 122a of CRD, as interpreted from time to time by the Committee of European Banking Supervisors, including in the “Guidelines to Article 122a of the Capital Requirements Directive” published on December 31, 2010) with respect to such equity interest or credit exposure.

“Cutoff Date” means the Initial Cutoff Date or any Subsequent Cutoff Date, as applicable.

“Dealer Fees” means a commercial paper dealer fee, payable to each Conduit Lender, of not greater than five basis points per annum on the amount of CP Advances made by such Conduit Lender.

“Debt” means, with respect to any Person, (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes, letters of credit, interest rate and currency swaps or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases; (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

obligations; (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of other Persons of the kinds referred to in clauses (a) through (e) above; (g) all obligations of such Person upon which interest charges are customarily paid; (h) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances or as an account party in respect of letters of credit and letters of guaranty; (j) all obligations of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such obligations provide that such Person is not liable therefor; and (k) any other liabilities of such Person which would be treated as indebtedness in accordance with GAAP.

“Defaulted Student Loan” means any Trust Student Loan (a) as to which any payment or portion thereof is more than the number of days past due from the original due date thereof that would permit the Eligible Lender Trustee, or any other Person acting on its behalf, to submit a default claim to the applicable Guarantor under the terms of the Higher Education Act (which number of days, as of the A&R Closing Date, is 270), (b) the Obligor of which is the subject of an Event of Bankruptcy (without giving effect to any applicable cure or continuance period) or is deceased or disabled or (c) as to which a continuing condition exists that, with notice or the lapse of time or both, would constitute a default, breach, violation or event permitting acceleration under the terms of such Student Loan (other than payment defaults continuing for a period of not more than the number of days past due from the original due date thereof that would permit the submission of a default claim to the applicable Guarantor under the terms of the Higher Education Act).

“Defaulting Lender” means any Alternate Lender, LIBOR Lender or Committed Conduit Lender that has failed to make its Pro Rata Share of any Advance required to be made by such Lender as and when required under Section 2.01 and has not reimbursed the other Lenders for such failure in accordance with the last sentence of Section 2.01(d).

“Delaware Trustee” means BNY Mellon Trust of Delaware, a Delaware banking corporation.

“Delinquent Student Loan” means any Trust Student Loan, which is not a Defaulted Student Loan, as to which any payment, or portion thereof, is more than 120 days past due from the original due date thereof.

“Departing Facility Group” means a Facility Group whose Commitment the Trust has determined to assign in accordance with Section 2.21(a).

“Department of Education” or “Department” means the United States Department of Education, or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Depositor” means Bluemont Funding LLC, a Delaware limited liability company, in its capacity as depositor with respect to the Trust.

“Depositor Interim Trust Agreement” means the interim trust agreement, dated as of February 29, 2008, between the Depositor and the Interim Eligible Lender Trustee.

“Distressed Lender” means any Lender that (i) is a Defaulting Lender, (ii) becomes or is insolvent or has a parent company that has become or is insolvent or (iii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Eligible FFELP Loan” means either:

(1) a Churchill Eligible FFELP Loan; or

(2) a Student Loan which meets the following criteria as of any date of determination:

(a) such Student Loan is fully disbursed;

(b) [reserved];

(c) (i) such Student Loan is a Stafford Loan, an SLS Loan, a PLUS Loan or a Consolidation Loan, and (ii) the Obligor thereof was an Eligible Obligor at the time such Student Loan was originated;

(d) such Student Loan is a U.S. Dollar denominated obligation payable in the United States;

(e) at least 97% of the principal of and interest on such Student Loan is guaranteed by the applicable Guarantor and eligible for reinsurance under the Higher Education Act, such percentage to be met without giving effect to any increase due to any special servicer status under the Higher Education Act of any applicable Servicer;

(f) such Student Loan provides for periodic payments which fully amortize the amount financed over its term to maturity (exclusive of any deferral or forbearance periods granted in accordance with applicable law, including, without limitation, the Higher Education Act, and in accordance with the applicable Guarantee Agreement);

(g) such Student Loan is being serviced by a Servicer under a Servicing Agreement; which is in full force and effect (provided that the Servicing Agreement with Pennsylvania Higher Education Assistance Agency shall qualify for such purposes notwithstanding the absence of the approval of the Office of the Attorney General of the Commonwealth of Pennsylvania as long as such approval is obtained within 90 days after the Closing Date or such later date as is consented to in writing by the Required Managing Agents) and all other

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

conditions for such agreement to be in full force and effect have been satisfied on, and at all times after, the Closing Date) and if such Student Loan is serviced by a Subservicer, the related Obligor has been directed to make all payments into a Permitted Lockbox;

(h) such Student Loan bears interest at a stated rate equal to the maximum rate permitted under the Higher Education Act for such Student Loan (before giving effect to any borrower benefit programs);

(i) such Student Loan is eligible for the payment of quarterly Special Allowance Payments at a rate established under the formula set forth in the Higher Education Act for such Student Loan;

(j) if not yet in repayment status, such Student Loan is eligible for the payment of Interest Subsidy Payments by the Department of Education or, if not so eligible, is a Student Loan for which interest either is billed quarterly to the Obligor or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(k) such Student Loan is not a Defaulted Student Loan at the time the Advance to purchase such Student Loan is made (except with respect to any Churchill Eligible FFELP Loan);

(l) such Student Loan is supported by the following documentation:

(i) loan application, and any supplement thereto;

(ii) evidence of Guarantee;

(iii) any other document and/or record which the Trust or the related Servicer or other agent may be required to retain pursuant to the Higher Education Act;

(iv) if applicable, payment history (or similar documentation) including (A) an indication of the Principal Balance and the date through which interest has been paid, each as of the related date of determination and (B) an accounting of the allocation of all payments by the Obligor or on the Obligor’s behalf to principal and interest on the Student Loan;

(v) if applicable, documentation which supports periods of current or past deferment or past forbearance;

(vi) if applicable, a collection history, if the Student Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact the related Obligor and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing;

(vii) if applicable, evidence of all requests for skip-tracing assistance and current address of the related Obligor, if located;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(viii) if applicable, evidence of requests for pre-claims assistance, and evidence that the Obligor’s school(s) have been notified; and

(ix) if applicable, a record of any event resulting in a change to or confirmation of any data in the Student Loan file;

(m) such Student Loan was originated and has been serviced in compliance with all requirements of applicable law, including the Higher Education Act and all origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the United States Secretary of Education;

(n) such Student Loan is evidenced by a single original Student Loan Note and any addendum thereto (or a certified copy thereof if more than one Student Loan is represented by a single Student Loan Note and all Student Loans represented thereby are not being sold) (whether e-signed or otherwise), containing terms in accordance with those required by the FFELP Program, the applicable Guarantee Agreements and other applicable requirements and which does not require the Obligor to consent to the transfer, sale or assignment of the rights and duties of the related Seller, the Master Depositor (or the Interim Eligible Lender Trustee on behalf of the Master Depositor), or the Depositor (or the Interim Eligible Lender Trustee on behalf of the Depositor) or the Trust (or the Eligible Lender Trustee on behalf of the Trust) and does not contain any provision that restricts the ability of the Administrative Agent, on behalf of the Secured Creditors, to exercise its rights under the Transaction Documents;

(o) in each case, (i) immediately prior to the sale thereof to the Master Depositor, the applicable Seller had, (ii) immediately prior to the sale thereof by the Master Depositor to the Depositor or the Related SPE Seller, as applicable, the Master Depositor had, (iii) if applicable, immediately prior to the sale thereof by a Related SPE Seller to the Depositor, such Related SPE Seller had, and (iv) immediately following the acquisition thereof on the related Advance Date, the Trust has, good and marketable title to such Student Loan free and clear of any Adverse Claim or other encumbrance, lien or security interest, or any other prior commitment, other than as may be granted in favor of the Administrative Agent, on behalf of the Secured Creditors;

(p) such Student Loan has not been modified, extended or renegotiated in any way, except (i) as required under the Higher Education Act or other applicable laws, rules and regulations and the applicable Guarantee Agreement, (ii) as provided for or permitted under the applicable underwriting guidelines or Servicing Policies if such modification, extension or renegotiation does not materially adversely affect the value or collectability thereof or (iii) as provided for in the Transaction Documents;

(q) such Student Loan constitutes a legal, valid and binding obligation to pay on the part of the related Obligor enforceable in accordance with its terms and is not noted on the appropriate Servicer’s books and records as being subject to a current bankruptcy proceeding;

(r) such Student Loan constitutes an instrument, an account or a general intangible as defined in the UCC in the jurisdiction that governs the perfection of the interests of the Trust therein and the perfection of the Secured Creditors’ interest therein;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(s) the sale or assignment of such Student Loan to the Master Depositor or an interim eligible lender trustee on its behalf pursuant to a Purchase Agreement, the sale or assignment of which to the Depositor or the Interim Eligible Lender Trustee on its behalf pursuant to the Conveyance Agreement or the Tri-Party Transfer Agreement, the sale or assignment of which to the Trust or the Eligible Lender Trustee on its behalf pursuant to the Sale Agreement, and the granting of a security interest to the Administrative Agent pursuant to this Agreement does not contravene or conflict with any applicable law, rule or regulation, or require the consent or approval of, or notice to, any Person;

(t) such Student Loan was (i) acquired by the Master Depositor pursuant to a Purchase Agreement and then acquired by the Depositor pursuant to the Conveyance Agreement or (ii) acquired by the Depositor pursuant to the Tri-Party Transfer Agreement, and subsequently sold to the Trust pursuant to the Sale Agreement, and notwithstanding whether the Trust or a Related SPE Trust owned the Student Loan prior to the Closing Date, was not previously owned by the Trust at any time on or after the Closing Date and subsequently re-acquired by the Trust after the Closing Date, unless such repurchase is required under the Higher Education Act;

(u) the purchase price paid for such Student Loan at the time of purchase by the Trust (i) did not exceed the Applicable Percentage (in effect at the time of purchase) multiplied by the Principal Balance thereof, plus amounts, if any, drawn under the Revolving Credit Agreement; and (ii) is reasonably equal to its fair market value at the time of purchase; and

(v) the purchase of such Student Loan will not result in (i) an Amortization Event, (ii) a Termination Event or (iii) an increase in any Excess Concentration Amount that would result in the Asset Coverage Ratio being less than 100%.

For so long as any Rating Agency would consider the Trust potentially to be a “Debt Collection Agency” (as defined in Title 20 of the New York City Administrative Code), with respect to any Student Loan, in the case where (i) the related Obligor resides in New York City, (ii) the related Student Loan was purchased or will be purchased on or after July 16, 2009, and (iii) on such related purchase date the related Obligor had not made all payments then due and payable, such Student Loan is not or will not be an Eligible FFELP Loan.

“Eligible Institution” means (a) an institution of higher education, (b) a vocational school or (c) any other institution which, in all of the above cases, is an “eligible institution” as defined in the Higher Education Act and has been approved by the Department of Education and the applicable Guarantor.

“Eligible Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America; provided, that obligations of, or guaranteed by, the Government National

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association shall be Eligible Investments only if, at the time of investment, they have a rating from each of the Rating Agencies in the highest investment category granted thereby;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Settlement Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c) non-extendible commercial paper having, at the time of the investment, a rating from each of the Rating Agencies then rating that commercial paper in the highest investment category granted thereby;

(d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Administrative Agent, the Syndication Agent, or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

(e) bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above; and

(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) described in clause (b) above.

For purposes of the definition of “Eligible Investments,” the phrase “highest investment category” means (i) in the case of Fitch, “AAA” for long-term investments (or the equivalent) and “F-1+” for short-term investments (or the equivalent), (ii) in the case of Moody’s, “Aaa” for long-term investments and “Prime-1” for short-term investments, and (iii) in the case of S&P, “AAA” for long-term investments and “A-1+” for short-term investments. A proposed investment not rated by Fitch but rated in the highest investment category by Moody’s and S&P shall be considered to be rated by each of the Rating Agencies in the highest investment category granted thereby. In the event the rating(s) of an Eligible Investment falls below the applicable rating(s) set forth herein, the Administrator shall promptly (but in no event longer than the earlier of (x) the maturity date of such Eligible Investment and (y) 60 days from the time of such downgrade) replace such investment, at no cost to the Trust, with an Eligible Investment which has the required ratings.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Eligible Lender” means any “eligible lender,” as defined in the Higher Education Act, which has received an eligible lender designation from the Department of Education or from a Guarantor with respect to Student Loans.

“Eligible Lender Trustee” means The Bank of New York Mellon Trust Company, National Association, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to the terms of the Trust Agreement.

“Eligible Lender Trustee Agreements” means (i) the VL Funding Eligible Lender Trustee Agreement, dated as of April 24, 2009, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of VL Funding LLC, and VL Funding LLC, (ii) the VK Funding Eligible Lender Trustee Agreement, dated as of April 16, 2010, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of VK Funding LLC, and VK Funding LLC, and (iii) the Cavalier Funding 1 LLC Eligible Lender Trustee Agreement, dated as of January 14, 2011, between The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of Cavalier Funding 1 LLC, and Cavalier Funding 1 LLC.

“Eligible Lender Trustee Fees” means the fees, reasonable expenses and charges of the Eligible Lender Trustee, including reasonable legal fees and expenses, as agreed to in writing by the Eligible Lender Trustee and the Administrator.

“Eligible Lender Trustee Guarantee Agreement” means any guarantee or similar agreement issued by any Guarantor to the Eligible Lender Trustee relating to the Guarantee of Trust Student Loans, and any amendment thereto entered into in accordance with the provisions thereof and hereof.

“Eligible Obligor” means an Obligor who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of education at an Eligible Institution, including an Obligor who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B and 428C of the Higher Education Act.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Trust, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Trust, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Trust, any corporation described in clause (a) above or any trade or business described in clause (b) above or other Person which is required to be aggregated with the Trust pursuant to regulations promulgated under Section 414(o) of the Code.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Estimated Interest Adjustment” means, for each Settlement Date with respect to any Facility Group, the variation, if any, between (x) the Yield paid on the preceding Settlement Date to such Facility Group and (y) the Yield that accrued on the portion of the Aggregate Note Balance allocable to such Facility Group during the Interest Accrual Period then ending on such preceding Settlement Date. The amount by which clause (y) exceeds clause (x) shall be a positive Estimated Interest Adjustment and the amount by which clause (x) exceeds clause (y) shall be a negative Estimated Interest Adjustment.

“Eurodollar Reserve Percentage” means, for any day during any period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “eurocurrency liabilities”). The LIBOR Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

“Event of Bankruptcy” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, which decree or order remains unstayed and in effect for a period of 30 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Excess Collateral Advance” means an Advance made to the Trust that is not a Purchase Price Advance or a Capitalized Interest Advance and is made to provide additional Available Funds; provided, however, that the amount of any such Advance shall not exceed the amount by which (a) the Adjusted Pool Balance plus the sum of the amounts on deposit in the Trust Accounts (other than the Borrower Benefit Account and the Floor Income Rebate Account) exceeds (b) the Reported Liabilities.

“Excess Concentration Amount” has the meaning set forth in the Side Letter.

“Excess Distribution Certificate” has the meaning assigned to such term in the Trust Agreement.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Excess Spread” means the annualized percentage, calculated on the last day of each calendar month, which is a fraction, the numerator of which is the positive difference, if any, between (x) the Expected Interest Collections for such month with respect to the Trust Student Loans and (y) the sum of (i) the Primary Servicing Fee payable to the Master Servicer for such month, (ii) all other fees payable under this Agreement for such month (other than the Non-Use Fee), (iii) all Monthly Rebate Fees for such month, (iv) all other accrued and unpaid amounts generally payable by the Trust with respect to the Trust Student Loans to the Department or any Guarantor, regardless of whether such amounts are then due and owing and whether such amounts may be netted or deducted from payments to be received from the Department or such Guarantor, as applicable, and (v) all Yield payable to the Lenders for such month in respect of the Class A Notes, and the denominator of which is the product of (x) the weighted average Principal Balance of all Trust Student Loans held by the Trust during such month and (y) the Applicable Percentage as calculated based upon the most recent Valuation Report delivered in the succeeding calendar month.

“Excess Spread Test” means the three-month average Excess Spread (or, with respect to the first Settlement Period hereunder, the one-month Excess Spread or, with respect to the second Settlement Period hereunder, the two-month average Excess Spread) is greater than or equal to 0.25%.

“Excess Yield” means, with respect to any Advances for any Lender and any Settlement Date, the amount by which:

(A) the sum of the amounts calculated pursuant to clauses (a) and (b) of the definition of “Yield” with respect to such Advance during the related Yield Period exceeds

(B) (X) the aggregate sum for each day within such Yield Period of (a) the sum of (i)(I) with respect to a CP Advance, the Related LIBOR Rate plus 0.25% and (II) with respect to a LIBOR Advance, the applicable LIBOR Rate for such LIBOR Advance and (ii) the Used Fee Rate (without giving effect to the application of the Non-Renewal Step-Up Rate) that would be applicable if such Advance were a CP Advance, multiplied by (b) the outstanding principal amount of such Lender’s Advances on such day, divided by (Y) 360.

“Excluded Taxes” has the meaning assigned to such term in Section 2.20(a).

“Exiting Facility Group” means any Maturity Non-Renewing Facility Group.

“Exiting Facility Group Amortization Period” means, with respect to any Maturity Non-Renewing Facility Group, the period beginning on the then current Scheduled Maturity Date for such Maturity Non-Renewing Facility Group and ending on the earliest to occur of (i) the occurrence of an Amortization Event or a Termination Event, (ii) 90 days after the start of the period described above and (iii) the date the Aggregate Note Balance of the Class A Note held by the Exiting Facility Group has been repaid in full.

“Expected Interest Collections” means, for any calendar month, the sum of (i) the amount of interest due or accrued with respect to the Trust Student Loans and payable by the related Obligors thereon during such calendar month (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued with respect to the Trust Student Loans during such calendar month whether or not actually received and (iii) investment earnings on the Trust Accounts for such calendar month.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Facility” means the FFELP student loan conduit securitization facility established pursuant to this Agreement.

“Facility Group” means a Managing Agent and its related Conduit Lenders, Alternate Lenders, LIBOR Lenders and Program Support Providers, as applicable.

“Fair Market Auction” means a commercially reasonable sale of Trust Student Loans pursuant to an arm’s-length auction process with respect to which (a) bids have been solicited from two or more potential bidders including at least two bidders that are not Affiliates of SLM Corporation, (b) at least one bid is received from a bidder that is not an Affiliate of SLM Corporation and (c) if an Affiliate of SLM Corporation submits the winning bid, such bid is in an amount reasonably equal to the fair market value of the Trust Student Loans being sold.

“FATCA” means Sections 1471 through 1474 of the Code and any regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (adjusted, if necessary, to the nearest 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by it.

“Federal Reimbursement Contracts” means any agreement between any Guarantor and the Department of Education providing for the payment by the Department of Education of amounts authorized to be paid pursuant to the Higher Education Act, including but not necessarily limited to reimbursement of amounts paid or payable upon defaulted student loans Guaranteed by such Guarantor to holders of qualifying student loans Guaranteed by any Guarantor.

“Fee Letters” means the Administrative Agent and Syndication Agent Fee Letter, the Lenders Fee Letter and the Valuation Agent Fee Letter.

“FFELP Loan” means a Consolidation Loan, a PLUS Loan, an SLS Loan or a Stafford Loan.

“FFELP Loan Facilities” means the FFELP student loan conduit securitization facilities established pursuant to (i) this Agreement; (ii) that certain Amended and Restated Note Purchase and Security Agreement, dated as of the A&R Closing Date, among Town Hall Funding I, the arrangers party thereto, the conduit lenders party thereto, the alternate lenders party thereto, the LIBOR lenders party thereto, Bank of America, N.A., as administrative agent, the managing

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

agents party thereto, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, JPMorgan Chase Bank, N.A., as syndication agent, and Sallie Mae, Inc., as administrator; and (iii) that certain Amended and Restated Note Purchase and Security Agreement, dated as of the A&R Closing Date, among Town Center Funding I, the arrangers party thereto, the conduit lenders party thereto, the alternate lenders party thereto, the LIBOR lenders party thereto, Bank of America, N.A., as administrative agent, the managing agents party thereto, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee, JPMorgan Chase Bank, N.A., as syndication agent, and Sallie Mae, Inc., as administrator.

“FFELP Program” means the Federal Family Education Loan Program authorized under the Higher Education Act, including Stafford Loans, SLS Loans, PLUS Loans and Consolidation Loans.

“Financing Costs” means an amount equal to the sum (without duplication) of (i) the accrued Yield applicable to the Class A Notes for the preceding Yield Period; (ii) the Non-Use Fee applicable to the Class A Notes for the preceding Settlement Period; (iii) any past due Yield payable on the Class A Notes; (iv) any past due Non-Use Fees applicable to the Class A Notes; (v) interest on any related loans or other disbursements payable by the Lenders as a result of unreimbursed draws on or under a Program Support Agreement supporting the purchase of the Class A Notes; and (vi) increased costs of the Affected Parties resulting from Yield Protection, if any.

“Fitch” means Fitch, Inc. (or its successors in interest).

“Floor” has the meaning assigned to such term in the Side Letter.

“Floor Income Rebate Account” means the special account created pursuant to Section 2.04(c).

“Floor Income Rebate Fee” means the quarterly rebate fee payable to the Department of Education on Trust Student Loans originated on or after April 1, 2006 for which interest payable by the related Obligors for such quarter exceeds the Interest Subsidy Payments or Special Allowance Payments applicable to such Trust Student Loans for such quarter.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding, or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States that are applicable to the circumstances as of the date of determination and applied on a consistent basis.

“GLB Regulations” means the Joint Banking Agencies’ Privacy of Consumer Financial Information, Final Rule (12 CFR Parts 40, 216, 332 and 573) or the Federal Trade Commission’s Privacy of Consumer Financial Information, Final Rule (16 CFR Part 313), as applicable, implementing Title V of the Gramm-Leach-Bliley Act, Public Law 106-102, as amended.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Grant” or “Granted” means to pledge, create and grant a security interest in and with regard to property. A Grant of Trust Student Loans, other assets or of any other agreement includes all rights, powers and options (but none of the obligations) of the granting party thereunder.

“Guarantee” or “Guaranteed” means, with respect to a Student Loan, the insurance or guarantee by the applicable Guarantor, in accordance with the terms and conditions of the applicable Guarantee Agreement, of some or all of the principal of and accrued interest on such Student Loan and the coverage of such Student Loan by the Federal Reimbursement Contracts providing, among other things, for reimbursement to such Guarantor for losses incurred by it on defaulted Student Loans insured or guaranteed by such Guarantor.

“Guarantee Agreements” means the Federal Reimbursement Contracts, the Eligible Lender Trustee Guarantee Agreements and any other guarantee or agreement issued by a Guarantor to the Eligible Lender Trustee, which pertain to Student Loans, providing for the payment by the Guarantor of amounts authorized to be paid pursuant to the Higher Education Act to holders of qualifying Student Loans guaranteed in accordance with the Higher Education Act by such Guarantor.

“Guarantee Payments” means, with respect to a Student Loan, any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Trust Student Loan.

“Guarantee Percentage” means, with respect to a Student Loan, the percentage of principal of and accrued interest on such Student Loan that is Guaranteed under the applicable Guarantee Agreement.

“Guarantor” means any entity listed on Exhibit B to this Agreement authorized to guarantee Student Loans under the Higher Education Act and with which the Eligible Lender Trustee maintains in effect a Guarantee Agreement.

“Guaranty and Pledge Agreement” means the Guaranty and Pledge Agreement, dated as of the Original Closing Date, between the Depositor and the Administrative Agent.

“Higher Education Act” means the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations and guidelines promulgated thereunder.

“Holding Account Lender” means (i) any Non-Rated Lender and (ii) any other Lender that has elected at its option to make a Lender Holding Deposit.

“Indemnified Party” has the meaning assigned to such term in Section 8.01(a).

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Indemnity Agreement” means the Indemnity Agreement entered into by SLM Corporation, the Trust and the Administrative Agent dated as of the Original Closing Date.

“Initial Cutoff Date” means the date set forth as such in the initial Advance Request delivered under the Initial Note Purchase Agreement.

“Initial Note Purchase Agreement” has the meaning assigned to such term in the Preliminary Statements.

“Initial Pool” means the pool of FFELP Loans owned by the Trust immediately prior to the termination of the Churchill Bluemont Note Purchase Agreement.

“Intangible Assets” means the amount (to the extent reflected in determining such consolidated stockholders’ equity) of all unamortized debt discount and expense, unamortized deferred charges (which for purposes of this definition do not include deferred taxes or premiums paid in connection with the purchase of student loans), goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

“Interest Accrual Period” means, each period from a Settlement Date until the immediately succeeding Settlement Date, provided, that the initial Interest Accrual Period shall be the period from the Closing Date until the first Settlement Date.

“Interest Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of Adjusted Cash Income for such period to Interest Expense for such period.

“Interest Expense” means, for any period, the aggregate amount which would fairly be presented in the consolidated income statement of SLM Corporation and its consolidated subsidiaries for such period (subject to normal year-end adjustments) prepared in accordance with GAAP as “total interest expense.”

“Interest Subsidy Payments” means the interest subsidy payments on certain Trust Student Loans authorized to be made by the Department of Education pursuant to Section 428 of the Higher Education Act or similar payments authorized by federal law or regulations.

“Interim Eligible Lender Trustee” means The Bank of New York Mellon Trust Company, National Association, a national banking association, not in its individual capacity but solely as eligible lender trustee for the Depositor under the Depositor Interim Trust Agreement, for the Master Depositor under the Master Depositor Interim Trust Agreement, or for the applicable Sellers under the Seller Interim Trust Agreements, as applicable, and its successor or successors and any other corporation which may at any time be substituted in its place.

“Interim Trust Agreements” means collectively, the Seller Interim Trust Agreements, the Master Depositor Interim Trust Agreement and the Depositor Interim Trust Agreement.

“Investment Deficit” has the meaning assigned to such term in Section 2.01(d).

“Investment Company Act” means the Investment Company Act of 1940, as amended.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“JPMorgan Daily/30 Day LIBOR Rate” shall mean, for any day, a rate per annum equal to the thirty (30) day London-Interbank Offered Rate appearing on the Bloomberg BBAM (British Bankers Association) Page (or on any successor or substitute page of such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by JPMorgan Chase Bank, N.A., as Managing Agent for its Facility Group from time to time in accordance with its customary practices for purposes of providing quotations of interest rates applicable to U.S. Dollar deposits in the London interbank market) at approximately 11:00 a.m. (London time) on such day or, if such day is not a Business Day in London, the immediately preceding Business Day in London. In the event that such rate is not available on any day at such time for any reason, then the “JPMorgan Daily/30 Day LIBOR Rate” for such day shall be the rate at which thirty (30) day U.S. Dollar deposits of $5,000,000 are offered by the principal London office of JPMorgan Chase Bank, N.A. in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such day; and if JPMorgan Chase Bank, N.A. is for any reason unable to determine the JPMorgan Daily/30 Day LIBOR Rate in the foregoing manner or has determined in good faith that the JPMorgan Daily/30 Day LIBOR Rate determined in such manner does not accurately reflect the cost of acquiring, funding or maintaining an Advance, the JPMorgan Daily/30 Day LIBOR Rate for such day shall be the greater of (a) the JPMorgan Prime Rate for such day and (b) the sum of 0.50% and the Federal Funds Rate for such day.

“JPMorgan Prime Rate” means a fluctuating rate per annum equal to the rate of interest in effect for such day as publicly announced from time to time by JPMorgan Chase Bank, N.A. as its “prime rate.” The “prime rate” is a rate set by JPMorgan Chase Bank, N.A. based upon various factors including JPMorgan Chase Bank, N.A.’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by JPMorgan Chase Bank, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

“Lead Arrangers” means J.P. Morgan Securities LLC (formerly known as J.P. Morgan Securities Inc.) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC).

“Legal Final Maturity Date” means the date occurring on the 40th anniversary of the termination of a Revolving Period that is not capable of being reinstated under the terms of this Agreement.

“Lender Guarantor” means any Person which has provided in favor of the Administrative Agent an irrevocable guaranty or provided an irrevocable letter of credit, to secure the obligations of a Non-Rated Lender to fund a Capitalized Interest Advance.

“Lender Holding Account” has the meaning assigned to such term in Section 2.23(a).

“Lender Holding Deposit” has the meaning assigned to such term in Section 2.23(a).

“Lenders” means, collectively, the Conduit Lenders, the Alternate Lenders and the LIBOR Lenders.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Lenders Fee Letter” means the Second Amended and Restated Lenders Fee Letter, dated as of the A&R Closing Date, among the Trust and the Managing Agents from time to time party thereto.

“Liabilities” means the sum of the Trust’s obligations with respect to (a) the Aggregate Note Balance, (b) all accrued and unpaid Financing Costs applicable thereto to the extent not included in the Aggregate Note Balance, (c) any accrued and unpaid fees, including Servicing Fees, Eligible Lender Trustee Fees and any other fees or payment obligations (other than borrower benefits to the extent the associated reduction in yield has been prefunded in the Borrower Benefit Account) payable by the Trust pursuant to the Transaction Documents, (d) any outstanding Servicer Advances, (e) amounts due and unpaid under the Revolving Credit Agreement, (f) all amounts payable by the Trust with respect to the Trust Student Loans to the Department or any Guarantor then due and owing, regardless of whether such amounts may be netted or deducted from payments to be received from the Department or such Guarantor (other than any such amount payable from or with respect to which the Trust will be reimbursed from the Floor Income Rebate Account) and (g) any other accrued and unpaid Obligations.

“LIBOR Advance” means an Advance funded with reference to the LIBOR Rate.

“LIBOR Base Rate” means:

(i) for any Tranche Period for any Alternate Lender or Conduit Lender:

(a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the applicable Managing Agent to be the offered rate that appears on the page of the Reuters Screen that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars (for delivery on the first day of such period) with a term equivalent to such period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period;

(b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the applicable Managing Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States dollars (for delivery on the first day of such period) with a term equivalent to such period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period; or

(c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the applicable Managing Agent as the rate of interest at which Dollar deposits (for delivery on the first day of such period) in same day funds in the approximate amount of the applicable investment to be funded by reference to the LIBOR Rate and with a term equivalent to such period would be offered by its London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such period; and

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) for any day during an Interest Accrual Period for any LIBOR Lender:

(a) the rate per annum (carried out to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters Screen on such day that displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01) for deposits in United States dollars (for delivery on a date two Business Days later) with a term equivalent to one month;

(b) in the event the rate referenced in the preceding subsection (a) does not appear on such page or service or such page or service shall cease to be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate on such day on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in United States dollars (for delivery on a date two Business Days later) with a term equivalent to one month; or

(c) in the event the rates referenced in the preceding subsections (a) and (b) are not available, the rate per annum determined by the Administrative Agent on such day as the rate of interest at which Dollar deposits (for delivery on a date two Business days later than such day) in same day funds in the approximate amount of the applicable investment to be funded by reference to the LIBOR Rate and with a term equivalent to one month would be offered by its London Branch to major banks in the London interbank eurodollar market at their request.

“LIBOR Lender” means any Person identified as a LIBOR Lender on Exhibit A attached hereto, as such Exhibit may be amended, restated or otherwise revised from time to time, and any successors or assigns (subject to Section 10.04).

“LIBOR Rate” for any Tranche Period (when used with respect to any Alternate Lender) or for any day during an Interest Accrual Period (when used with respect to any LIBOR Lender), means a rate per annum determined by the Administrative Agent pursuant to the following formula:

LIBOR Rate	=	LIBOR Base Rate
1.00 - Eurodollar Reserve Percentage

“Liquidated Student Loan” means any defaulted Trust Student Loan liquidated by the Servicer (which shall not include any Trust Student Loan on which payments pursuant to the applicable Guarantee are received) or which the Servicer has, after using all reasonable efforts to realize upon such Trust Student Loan, determined to charge off in accordance with the applicable Servicing Policies.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Liquidation Proceeds” means, with respect to any Liquidated Student Loan which became a Liquidated Student Loan during the current Settlement Period in accordance with the applicable Servicing Policies, the moneys collected in respect of the liquidation thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Student Loan.

“Liquidity Expiration Date” means January 11, 2013, or if such date is extended pursuant to Section 2.16(a), the date to which it is so extended.

“Liquidity Non-Renewing Facility Group” means a Facility Group that has determined not to extend the Liquidity Expiration Date in accordance with Section 2.16(a).

“Lockbox Bank” means a bank that maintains a lockbox into which a Subservicer, or the Obligors of the Trust Student Loans serviced by such Subservicer, deposit Collections.

“Lockbox Bank Fees” means fees, reasonable expenses and charges of a Lockbox Bank as may be agreed to in writing by the Administrator and the Lockbox Bank; provided, that the fees (excluding reasonable expenses and charges) of a Lockbox Bank shall not exceed in the aggregate $2,500 per annum.

“Managing Agent” means each of the agents identified as a Managing Agent on Exhibit A attached hereto as such Exhibit may be amended, restated or otherwise revised from time to time, acting on behalf of its related LIBOR Lenders and its related Conduit Lenders, Alternate Lenders and Program Support Providers under this Agreement, as applicable, and any of its successors or assigns (subject to Section 10.04).

“Market Value Percentage” has the meaning assigned to such term in the Valuation Agent Agreement.

“Master Depositor” means Churchill Funding LLC, a Delaware limited liability company.

“Master Depositor Interim Trust Agreement” means the interim trust agreement, dated as of February 29, 2008, between the Master Depositor and the Interim Eligible Lender Trustee.

“Master Servicer” means Sallie Mae, Inc., a Delaware corporation, and its successors and permitted assigns.

“Material Adverse Effect” means a material adverse effect on:

(a) with respect to the Trust, the status, existence, perfection, priority or enforceability of the Administrative Agent’s interest in the Pledged Collateral or the ability of the Trust to perform its obligations under this Agreement or any other Transaction Document or the ability to collect on a material portion of the Pledged Collateral; or

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) with respect to any other Person, the ability of the applicable Person to perform its obligations under this Agreement or any other Transaction Document.

“Material Subservicer” means, as of any date of determination, any Subservicer responsible for servicing more than 15% of the Trust Student Loans by aggregate Principal Balance.

“Maturity Non-Renewing Facility Group” means a Facility Group that has determined not to extend the Scheduled Maturity Date in accordance with Section 2.16(b).

“Maximum Advance Amount” means, for any Advance Date:

(a) with respect to a Purchase Price Advance, an amount equal to the lesser of (i) the Maximum Financing Amount minus the sum of (A) the Capitalized Interest Account Unfunded Balance and (B) the Aggregate Note Balance and (ii) the aggregate Collateral Value of the Eligible FFELP Loans being acquired;

(b) with respect to an Excess Collateral Advance, an amount equal to the Maximum Financing Amount minus the sum of (A) the Capitalized Interest Account Unfunded Balance and (B) the Aggregate Note Balance (after giving effect to any Purchase Price Advance to be made on such Advance Date); and

(c) with respect to a Capitalized Interest Advance, an amount equal to the lesser of (i) the aggregate Commitments of all Lenders minus the Aggregate Note Balance and (ii) the amount necessary to cause the amount on deposit in the Capitalized Interest Account to equal the Required Capitalized Interest Account Balance.

“Maximum Financing Amount” means at any time on or after (i) the A&R Closing Date and prior to January 11, 2013, $2,500,000,000.00, (ii) January 11, 2013 and prior to January 10, 2014, $2,166,666,666.66, and (iii) January 10, 2014, $1,833,333,333.34, as such amount may be adjusted from time to time pursuant to Sections 2.03 and 2.21.

“Minimum Asset Coverage Requirement” means an Asset Coverage Ratio of greater than or equal to 100%.

“MNPI” has the meaning assigned to such term in Section 10.02(b).

“Monthly Administrative Agent’s Report” means the report to be delivered by the Administrative Agent pursuant to Section 2.05(a).

“Monthly Rebate Fee” means the monthly rebate fee payable to the Department of Education on the Trust Student Loans which are Consolidation Loans.

“Monthly Report” means a report, in substantially the form of Exhibit C hereto, prepared by the Administrator and furnished to the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc. (or its successors in interest).

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six years contributed to by the Trust or any ERISA Affiliate.

“Net Adjusted Revenue” means, for any period, Adjusted Revenue for such period less Interest Expense and Operating Expenses for such period.

“New York UCC” means the New York Uniform Commercial Code as in effect from time to time.

“Non-Defaulting Lender” has the meaning assigned to such term in Section 2.01(d).

“Non-Rated Lender” means, as of any date of determination, any Alternate Lender, LIBOR Lender or Committed Conduit Lender which does not satisfy any of the following: (i) has a short-term unsecured indebtedness rating of at least “A-1” by S&P or “Prime-1” by Moody’s, (ii) has a Lender Guarantor which has a short-term unsecured indebtedness rating of at least “A-1” by S&P or “Prime-1” by Moody’s, or (iii) has a Qualified Program Support Provider.

“Non-Renewal Step-Up Rate” has the meaning assigned to such term in the Lenders Fee Letter.

“Non-U.S. Lender” has the meaning assigned to such term in Section 2.20(d).

“Non-Use Fee” means, with respect to each Facility Group, a non-use fee, payable monthly by the Trust to the Managing Agent for such Facility Group as set forth in the Lenders Fee Letter.

“Note” means a Class A Note issued by the Trust hereunder to a Registered Owner.

“Note Account” has the meaning specified in Section 2.11.

“Note Purchase” means the purchase of Class A Notes under this Agreement.

“Note Purchasers” means the Lenders and, if applicable, their respective Program Support Providers, and their respective successors and assigns (subject to Section 10.04). Each Facility Group shall purchase its Class A Notes and otherwise act through its Managing Agent.

“Note Register” has the meaning assigned to such term in Section 3.05(a).

“Note Registrar” has the meaning assigned to such term in Section 3.05(a).

“Notice of Release” has the meaning assigned to such term in Section 2.18(b)(iii).

“Obligations” means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Trust to the Secured Creditors, arising under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for principal of

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

and Financing Costs on the Class A Notes, closing fees, unused line fees, audit fees, Administrative Agent Fees, Syndication Agent Fees, Co-Valuation Agents Fees, expense reimbursements, indemnifications, and other amounts due or to become due under the Transaction Documents, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

“Obligor” means the borrower or co-borrower or any other Person obligated to make payments with respect to a Student Loan.

“Officer’s Certificate” means a certificate signed and delivered by an Authorized Officer.

“Official Body” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

“Omnibus Reaffirmation and Amendment” means the Omnibus Reaffirmation and Amendment dated as of the A&R Closing Date, among the Trust, the Eligible Lender Trustee, the Interim Eligible Lender Trustee, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee under the Eligible Lender Trustee Agreements, The Bank of New York Mellon Trust Company, National Association, as eligible lender trustee on behalf of Cavalier Funding LLC, the Depositor, the Master Depositor, each Seller, Cavalier Funding LLC, Sallie Mae, Inc., SLM Corporation and the Administrative Agent.

“Omnibus Waiver and Consent” means that certain Omnibus Waiver and Consent dated as of February 29, 2008 given by SLM Education Credit Finance Corporation and SLM Corporation.

“Ongoing Seller” means any of the Sellers other than Mustang Funding I, LLC, Mustang Funding II, LLC and Phoenix Fundings LLC.

“Operating Expenses” means, for any period, the aggregate amount which would fairly be presented in the consolidated income statement of SLM Corporation and its consolidated subsidiaries for such period (subject to normal year-end adjustments) prepared in accordance with GAAP as “total operating expenses.”

“Opinion of Counsel” means an opinion in writing of outside legal counsel, who may be counsel or special counsel to the Trust, any Affiliate of the Trust, the Eligible Lender Trustee, the Administrator, the Administrative Agent, the Syndication Agent, any Managing Agent or any Lender.

“Original Closing Date” means January 15, 2010.

“Original Obligations” has the meaning assigned to such term in Section 1.06.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Original Amendment and Reaffirmation” the Amended and Restated Omnibus Reaffirmation and Amendment dated as of January 14, 2011, among the Trust, the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Depositor, the Master Depositor, each Seller (other than Cavalier Funding 1 LLC), Sallie Mae, Inc., SLM Corporation and the Administrative Agent.

“Other Applicable Taxes” has the meaning assigned to such term in Section 2.13.

“Other Taxes” has the meaning assigned to such term in Section 2.20(a).

“Outstanding” means, when used with respect to Class A Notes, as of the date of determination, all Class A Notes theretofore authenticated and delivered under this Agreement except,

(a) Class A Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation; and

(b) Class A Notes for whose payment or repayment money in the necessary amount and currency and in immediately available funds has been theretofore deposited with the Administrative Agent for the Registered Owners of such Class A Notes; and

(c) Class A Notes which have been exchanged for other Class A Notes, or in lieu of which other Class A Notes have been delivered, pursuant to this Agreement.

“Participant” has the meaning assigned to such term in Section 10.04(m).

“Patriot Act” has the meaning assigned to such term in Section 10.18.

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Permitted Excess Collateral Release” means a release of Pledged Collateral to the holder of the Excess Distribution Certificate pursuant to Section 2.18(d); provided that so long as the Depositor or any Affiliate of the Depositor is the holder of the Excess Distribution Certificate, the Depositor or such Affiliate, as applicable, to the extent it transfers the Student Loans received in connection with such release, does so only in a manner providing for (i) a transfer of loans consistent with those set forth in the definition of Permitted Release under clauses (a), (b), (c), (d), (e), (f) or (h) (but excluding any specific requirements set forth in Section 2.18(b)(iv)(I)(A) or Section 2.18(c)) or (ii) a transfer to a special purpose entity which is not inconsistent with the factual assumptions set forth in the opinion letters referred to in Section 5.02(h).

“Permitted Lockbox” means a lockbox arrangement between a Subservicer and a Lockbox Bank approved by the Administrative Agent, with respect to which Collections from Obligors whose Student Loans are serviced by such Subservicer are sent to the related lockboxes and are forwarded by the applicable Lockbox Bank to the Collection Account within two Business Days after receipt of good funds.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Permitted Release” means a release of Pledged Collateral in connection with (a) a Take Out Securitization, (b) a Whole Loan Sale, (c) a Fair Market Auction, (d) a Permitted SPE Transfer, (e) a Permitted Seller Buy-Back, (f) a Servicer Buy-Out, (g) a Permitted Excess Collateral Release or (h) any other transfer of Pledged Collateral with respect to which the Administrative Agent has received a Required Legal Opinion.

“Permitted Seller Buy-Back” means an arm’s length transfer of Pledged Collateral by the Trust to the Depositor and subsequently by the Depositor to the applicable Seller, so long as the aggregate principal amount of all such Permitted Seller Buy-Backs since February 29, 2008, does not exceed ten percent of the lesser of (i) the highest Aggregate Note Balance outstanding at any time under this Agreement and (ii) the aggregate original principal amount of all Student Loans sold, directly or indirectly to the Trust by SLM Education Credit Finance Corporation, including any Student Loans deemed to have been sold by SLM Education Credit Finance Corporation, in its capacity as the assignee of the Student Loan Marketing Association.

“Permitted SPE Sale Agreement” means (i) the Sale Agreement Master Securitization Terms Number 1000, dated as of April 24, 2009, among the Depositor, as seller, VL Funding LLC, as purchaser, the Master Servicer, the Eligible Lender Trustee and The Bank of New York Mellon Trust Company, National Association, as Purchaser Eligible Lender Trustee and (ii) any other sale agreement among the Depositor, as seller, a Permitted SPE Transferee, as purchaser, the Master Servicer, the Eligible Lender Trustee and The Bank of New York Mellon Trust Company, National Association, as Purchaser Eligible Lender Trustee.

“Permitted SPE Transfer” means an arm’s length transfer of Pledged Collateral by the Trust to the Depositor and subsequently by the Depositor to a Permitted SPE Transferee pursuant to a Permitted SPE Sale Agreement.

“Permitted SPE Transferee” means (i) a Related SPE Seller or (ii) a special purpose entity established by SLM Corporation or SLM Education Credit Finance Corporation, which is not a Seller (other than VL Funding LLC and VK Funding LLC), for which the Administrative Agent has received an Opinion of Counsel reasonably satisfactory to it as to the non-consolidation of such special purpose entity with SLM Corporation, Sallie Mae, Inc., the Sellers, the Master Depositor, the Depositor and the Related SPE Trusts under each other FFELP Loan Facility.

“Person” means an individual, partnership, corporation (including a statutory trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Platform” has the meaning assigned to such term in Section 10.02(b).

“Pledged Collateral” has the meaning specified in Section 2.10.

“PLUS Loan” means a student loan originated under the authority set forth in Section 428A or B (or a predecessor section thereto) of the Higher Education Act and shall include student loans designated as “PLUS Loans” or “Grad PLUS Loans,” as defined under the Higher Education Act.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Post-Legislation Consolidation Loan” means a Consolidation Loan originated on or after October 1, 2007.

“Potential Amortization Event” means an event which but for the lapse of time or the giving of notice, or both, would constitute an Amortization Event.

“Potential Termination Event” means an event which but for the lapse of time or the giving of notice, or both, would constitute a Termination Event.

“Power of Attorney” means that certain Power of Attorney of the Trust dated as of the Original Closing Date, appointing Bank of America, N.A., as Administrative Agent, as the Trust’s attorney-in-fact.

“Primary Servicing Fee” for any Settlement Date has the meaning specified in Attachment A to the Servicing Agreement, and shall include any such fees from prior Settlement Dates that remain unpaid.

“Prime Rate” means, for any day, a fluctuating rate per annum equal to the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate.” The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

“Principal Balance” means, with respect to any Student Loan and any specified date, the outstanding principal amount of such Student Loan, plus accrued and unpaid interest thereon to be capitalized.

“Principal Distribution Amount” means, with respect to any Settlement Date, (i) during a Revolving Period so long as no Termination Event has occurred and is continuing, the excess, if any, of (a) the Aggregate Note Balance as of the end of the related Settlement Period over (b) the lesser of the (x) the Adjusted Pool Balance and (y) the Maximum Financing Amount minus the Capitalized Interest Account Unfunded Balance, as of the end of the related Settlement Period, and (ii) at any other time, the Aggregate Note Balance.

“Pro Rata Share” means (a) with respect to any particular Facility Group, a fraction (expressed as a percentage) the numerator of which is the aggregate Commitment of such Facility Group and the denominator of which is the Maximum Financing Amount; (b) with respect to any Lender within a Facility Group, the percentage of such Facility Group’s Pro Rata Share allocated to such Lender by its Managing Agent; and (c) with respect to any repayment of Class A Notes with respect to any Lender, a fraction (expressed as a percentage) the numerator of which is the Aggregate Note Balance attributable to such Lender, and the denominator of which is the Aggregate Note Balance; provided, that for so long as any Lender is a Defaulting Lender, the Aggregate Note Balance attributable to such Lender shall be disregarded for purposes of determining such calculation and its Pro Rata Share under this clause (c) shall be deemed to be zero.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Program Support Agreement” means, with respect to any Conduit Lender, any liquidity agreement or any other agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of such Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender), the issuance of one or more surety bonds for which such Conduit Lender or such related issuer is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by the Conduit Lender or such related issuer to any Program Support Provider of any interest in a Class A Note (or portions thereof or participations therein) and/or the making of loans and/or other extensions of liquidity or credit to the Conduit Lender or such related issuer in connection with its commercial paper program, together with any letter of credit, surety bond or other instrument issued thereunder.

“Program Support Provider” means and includes any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such Conduit Lender’s or such related issuer’s commercial paper program, but only to the extent that such letter of credit, surety bond, or other instrument supported either CP issued to make Advances and purchase the Class A Notes hereunder or was dedicated to that Program Support Provider’s support of the Conduit Lender as a whole rather than one particular issuer (other than the Trust) within such Conduit Lender’s commercial paper program.

“Program Support Termination Event” means the earliest to occur of the following: (a) any Program Support Provider related to a Conduit Lender has its rating lowered below “A-1” by S&P, “Prime-1” by Moody’s or “F1” by Fitch (if rated by Fitch), unless a replacement Program Support Provider having ratings of at least “A-1” by S&P, “Prime-1” by Moody’s and “F1” by Fitch (if rated by Fitch) is substituted within 30 days of such downgrade or alternative arrangements are then in place that are sufficient to continue to enable such Rating Agency to rate the affected CP at least “A-1” by S&P, “Prime-1” by Moody’s and “F1” by Fitch (if rated by Fitch); (b) any Program Support Provider shall fail to honor any of its payment obligations under its Program Support Agreement unless alternative arrangements are then in place that are sufficient to continue to enable such Rating Agency to rate the affected CP at least “A-1” by S&P, “Prime-1” by Moody’s and “F1” by Fitch (if rated by Fitch); (c) a Program Support Agreement shall cease for any reason to be in full force and effect or be declared null and void; or (d) the final maturity date of such Program Support Agreement (unless such final maturity date is extended pursuant to the Program Support Agreement).

“Proprietary Institution” means a for-profit vocational school.

“Proprietary Loan” means a loan made to or for the benefit of a student attending a Proprietary Institution; provided, however, that if a Student Loan that was initially a Proprietary Loan is consolidated, that Student Loan shall no longer be a Proprietary Loan.

“Public Lender” has the meaning assigned to such term in Section 10.02(b).

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Purchase Agreement” means each Purchase Agreement between a Seller (other than a Related SPE Seller), the Interim Eligible Lender Trustee, if applicable, Sallie Mae, Inc., as master servicer, and the Master Depositor, together with all purchase agreements, blanket endorsements and bills of sale executed pursuant thereto.

“Purchase Price Advance” means an Advance made to fund the purchase by the Trust of Eligible FFELP Loans.

“Qualified Institution” means the Administrative Agent or, with the written consent of the Administrative Agent and the Trust (or the Administrator on behalf of the Trust), any bank or trust company which has (a) a long-term unsecured debt rating of at least “A2” by Moody’s and at least “A” by S&P and (b) a short-term rating of at least “Prime-1” by Moody’s and at least “A-1” by S&P.

“Qualified Program Support Provider” means, with respect to a Committed Conduit Lender, any Program Support Provider to such Conduit Lender which has a short-term unsecured indebtedness rating of at least “A-1” by S&P or “Prime-1” by Moody’s.

“Rating Agencies” means each of Moody’s, S&P and Fitch.

“Rating Agency Condition” means, with respect to a particular amendment to or change in the Transaction Documents, that each Rating Agency rating the CP of any Conduit Lender shall, if required pursuant to such Conduit Lender’s program documents or by the related Managing Agent, have provided a statement in writing that such amendment or change will not result in a withdrawal or reduction of the ratings of such CP.

“Ratings Request” has the meaning assigned to such term in Section 2.15(d).

“Records” means all documents, books, records, Student Loan Notes and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Trust Student Loans or otherwise in respect of the Pledged Collateral.

“Recoveries” means moneys collected from whatever source with respect to any Liquidated Student Loan which was written off in prior Settlement Periods or during the current Settlement Period, net of the sum of any amounts expended by the Servicer with respect to such Student Loan for the account of any Obligor and any amounts required by law to be remitted to any Obligor.

“Register” means that register maintained by the Administrative Agent, pursuant to Section 10.04(j), on which it will record the Lenders’ rights hereunder, and each assignment and acceptance and participation.

“Registered Owner” means the Person in whose name a Note is registered in the Note Register. The Managing Agents shall be the initial Registered Owners.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Regulatory Change” means, relative to any Affected Party:

(a) after the A&R Closing Date, any change in or the adoption or implementation of, any new (or any new interpretation or administration of any existing):

(i) United States federal or state law or foreign law applicable to such Affected Party;

(ii) regulation, interpretation, directive, requirement, guideline or request (whether or not having the force of law) applicable to such Affected Party of (A) any court or Governmental Authority charged with the interpretation or administration of any law referred to in clause (a)(i) above or (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

(iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement, guideline or request referred to in clause (a)(i) or (a)(ii) above;

(b) any change after the A&R Closing Date in the application to such Affected Party (or any implementation by such Affected Party) of any existing law, regulation, interpretation, directive, requirement, guideline or request referred to in clause (a)(i), (a)(ii) or (a)(iii) above; or

(c) the compliance, whether commenced prior to or after the A&R Closing Date hereof, by any Affected Party with (w) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof (the “Dodd-Frank Act”), (x) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (“Basel III”), (y) Article 122a of CRD or (z) any existing or future rules, regulations, guidance, interpretations or directives from the U.S. or foreign bank regulatory agencies relating to the Dodd-Frank Act, Basel III or Article 122a of CRD (whether or not having the force of law).

“Related LIBOR Rate” means, with respect to any CP Advance and any Yield Period, the LIBOR Base Rate that would be applicable under clause (ii) of the definition thereof to a LIBOR Advance with an Interest Accrual Period corresponding to the related Settlement Period; provided, that if any Conduit Lender calculates its CP Rate based on match-funding rather than pool funding, the Related LIBOR Rate for such Conduit Lender shall be calculated based on an interest rate equal to the weighted average of the LIBOR Base Rate under clause (ii) of the definition thereof as calculated on each date during which CP is issued to fund or maintain the CP Advances during the related Settlement Period and as reported to the Administrative Agent by the applicable Managing Agent under Section 2.27.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Related SPE Sellers” means Town Hall Funding LLC and Town Center Funding LLC, each a Delaware limited liability company.

“Related SPE Trusts” means Town Hall Funding I and Town Center Funding I, each a Delaware statutory trust.

“Release Reconciliation Statement” has the meaning assigned to such term in Section 2.18.

“Released Collateral” means any Pledged Collateral released pursuant to Section 2.18.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA.

“Reported Liabilities” means, as of any date, the Liabilities of the Trust (less amounts then outstanding under the Revolving Credit Agreement) reported to the Trust (or to the Administrator on behalf of the Trust) as set forth in the most recent Monthly Report and as adjusted for any Advances made since the date of such Monthly Report or with respect to which the Trust (or the Administrator on behalf of the Trust) has actual knowledge.

“Reporting Date” means the twenty-second (22nd) day of each calendar month, beginning February 22, 2010 or, if such day is not a Business Day, the immediately preceding Business Day.

“Requested Advance Amount” means the amount of the Advance that is requested by the Trust.

“Required Borrower Benefit Amount” means (i) any amount required to be deposited into the Borrower Benefit Account pursuant to Section 6.26(a)(ii) and (ii) any Borrower Benefit Amount.

“Required Capitalized Interest Account Balance” means (i) at any time that no Capitalized Interest Account Funding Event has occurred and is continuing, $0, (ii) after the occurrence and during the continuation of a Capitalized Interest Account Funding Event, the Capitalized Interest Account Specified Balance, and (iii) at any time a Maturity Non-Renewing Facility Group is required to make a Capitalized Interest Advance pursuant to Section 2.21(b), the amount of such Capitalized Interest Advance.

“Required Holding Deposit Amount” has the meaning assigned to such term in Section 2.23.

“Required Legal Opinion” means an opinion of Orrick, Herrington & Sutcliffe LLP, or such other outside counsel to the Trust reasonably acceptable to the Administrative Agent, with respect to the true sale of Trust Student Loans and non-consolidation issues that describes the facts of the proposed transaction and contains conclusions reasonably determined by the Administrative Agent to be in form and substance similar to the conclusions contained in the legal opinions previously delivered to and accepted by the Administrative Agent on the Original Closing Date.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Required Managing Agents” means, at any time, not less than three Managing Agents representing Facility Groups then holding at least 66-2/3% of the Aggregate Note Balance; provided, that if there are no outstanding Advances, then “Required Managing Agents” means at such time not less than three Managing Agents representing Facility Groups then holding at least 66-2/3% of the Commitments; and provided further, that the Commitments and Advances held by a Distressed Lender’s Facility Group shall not be included in determining whether Required Managing Agents have approved or not approved any amendments, waivers or other actions requiring the approval of the Required Managing Agents under this Agreement or any other Transaction Document.

“Required Ratings” has the meaning assigned to such term in Section 2.15(d).

“Reserve Account” means the special account created pursuant to Section 2.06(b).

“Reserve Account Specified Balance” means (a) on the Closing Date and for each Settlement Period, cash or Eligible Investments in an amount equal to one-quarter of one percent (0.25%) of the Student Loan Pool Balance as of the Closing Date, or as of the last day of that Settlement Period, as applicable, and (b) for each Advance Date, the sum of (i) the Reserve Account Specified Balance as of the last day of the most recent Settlement Period (or, if prior to the end of the first Settlement Period ending after the Closing Date, the Closing Date) and (ii) one-quarter of one percent (0.25%) of the Principal Balance of the Additional Student Loans purchased by the Trust since the last day of the most recent Settlement Period (including Additional Student Loans being purchased by the Trust with the Advance to be made on such Advance Date); provided, however, that the Reserve Account Specified Balance shall be not less than $500,000.

“Reset Date” means with respect to any LIBOR Advance made by an Alternate Lender or a Conduit Lender, the last Business Day of the related Tranche Period.

“Revolving Credit Agreement” means the subordinated revolving credit agreement, dated as of February 29, 2008, between the Trust and SLM Corporation to (i) fund the difference, if any, between the amount of each related Advance and the fair market value of the Eligible FFELP Loans purchased pursuant to the Sale Agreement on the related date of purchase and (ii) at the option of SLM Corporation, to cure any breach of the Minimum Asset Coverage Requirement caused by an adjustment of the Applicable Percentage, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Revolving Period” means (A) the period commencing on the Original Closing Date and terminating on the earliest to occur of (i) the Scheduled Maturity Date, (ii) the first day of an Amortization Period and (iii) the Termination Date, and (B) any other period beginning on the date of reinstatement of a Revolving Period pursuant to Section 7.01(i) or Section 7.01(j) and terminating on the earliest to occur thereafter of (i) the Scheduled Maturity Date, (ii) the first day of an Amortization Period and (iii) the Termination Date.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Sale Agreement” means the Sale Agreement, dated as of February 29, 2008, among the Depositor, the Trust, the Interim Eligible Lender Trustee and the Eligible Lender Trustee, and under which the Depositor may from time to time transfer certain Eligible FFELP Loans to the Trust, together with all sale agreements, blanket endorsements and bills of sale executed pursuant thereto.

“Schedule of Trust Student Loans” means a listing of all Trust Student Loans delivered to and held by the Administrative Agent (which Schedule of Trust Student Loans may be in the form of microfiche, CD-ROM, electronic or magnetic data file or other medium acceptable to the Administrative Agent), as from time to time amended, supplemented, or modified, which Schedule of Trust Student Loans shall be the master list of all Trust Student Loans then comprising a part of the Pledged Collateral pursuant to this Agreement.

“Scheduled Maturity Date” means January 9, 2015, or if such date is extended pursuant to Section 2.16(b), the date to which it is so extended.

“Secured Creditors” means the Administrative Agent, the Syndication Agent, each Conduit Lender, LIBOR Lender, Alternate Lender, Managing Agent, Co-Valuation Agent and Program Support Provider, and any assignee or participant of any Lender or any Program Support Provider pursuant to the terms hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Intermediary” means Bank of America, N.A. and its successors or assigns.

“Securitization Value Percentage” has the meaning assigned to such term in the Valuation Agent Agreement.

“Seller Interim Trust Agreements” means (i) the interim trust agreement, dated February 29, 2008, between the Interim Eligible Lender Trustee and VG Funding, LLC, and (ii) the interim trust agreement, dated February 29, 2008, between the Interim Eligible Lender Trustee and Phoenix Fundings LLC.

“Sellers” means one or more of SLM Education Credit Finance Corporation, VG Funding, LLC, VL Funding LLC, Mustang Funding I, LLC, Mustang Funding II, LLC, Phoenix Fundings LLC, VK Funding LLC, Cavalier Funding 1 LLC and the Related SPE Sellers, and such other subsidiaries of SLM Corporation as may be agreed upon by the Required Managing Agents (provided, however, that if a proposed seller is a special purpose subsidiary of SLM Corporation for which the Master Servicer is responsible for any repurchase obligations, only the consent of the Administrative Agent shall be required) and with respect to which the requirements of Section 4.04 have been satisfied.

“Servicer” means the Master Servicer or a Subservicer.

“Servicer Advances” means any Financing Costs advanced by the Master Servicer pursuant to Section 2.17.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Servicer Buy-Out” means the right of the Master Servicer, as set forth in Section 3.05(h) of the Servicing Agreement, to purchase any Trust Student Loans (when added to the aggregate Principal Balance of all Trust Student Loans previously purchased pursuant to a Servicer Buy-Out) in an amount not to exceed 2%, in the aggregate since February 29, 2008, of the Aggregate Note Balance then Outstanding.

“Servicer Default” means a “Servicer Default” as defined in Section 5.01 of the Servicing Agreement.

“Servicing Agreement” means, individually or collectively, (a) the Amended and Restated Servicing Agreement, dated as of the Original Closing Date, among the Trust, the Master Servicer, the Eligible Lender Trustee, the Administrator and the Administrative Agent, (b) (i) the Subservicing Agreement dated as of the Original Closing Date, among Pennsylvania Higher Education Assistance Agency, as subservicer, the Master Servicer, the Trust and the Eligible Lender Trustee, (ii) the Federal FFEL Subservicing Agreement dated June 4, 2008, among ACS Education Services, Inc., as subservicer, the Master Servicer, the Administrator, the Trust and the Eligible Lender Trustee, (iii) the Subservicing Agreement dated as of September 30, 2008, among Education Loan Servicing Corporation, doing business as Xpress Loan Servicing, as subservicer, the Master Servicer, the Administrator, the Trust and the Eligible Lender Trustee, and (iv) the Subservicing Agreement dated as of July 22, 2011, among Great Lakes Educational Loan Services, Inc., as subservicer, the Master Servicer, the Administrator, the Trust and the Eligible Lender Trustee, (c) any other servicing agreement among the Trust, the Master Servicer and any Subservicer under which the respective Subservicer agrees to administer and collect the Trust Student Loans but the Master Servicer remains responsible to the Trust for the performance of such duties, which is substantially similar to any of the subservicing agreements signed with Great Lakes Educational Loan Services, Inc., ACS Education Services, Inc., Education Loan Servicing Corporation, doing business as Xpress Loan Servicing, or Pennsylvania Higher Education Assistance Agency, or is otherwise consented to by the Administrative Agent, which consent is not to be unreasonably withheld or delayed, and (d) any other subservicing agreement among the Trust, the Master Servicer and a Subservicer, consented to by the Administrative Agent, under which such Subservicer agrees to administer and collect certain Trust Student Loans, but with respect to which the Master Servicer is not liable for such Trust Student Loans.

“Servicing Fees” means the Primary Servicing Fee, the Carryover Servicing Fee and any other fees payable by the Trust to the Master Servicer or the Subservicers in respect of servicing Trust Student Loans pursuant to the provisions of any Servicing Agreement.

“Servicing Policies” means the policies and procedures of the Master Servicer or any Subservicer, as applicable, with respect to the servicing of Student Loans.

“Settlement Date” means the 25th day of each calendar month, beginning February 25, 2010 or, if such day is not a Business Day, the following Business Day.

“Settlement Period” means (i) initially the period commencing on the Original Closing Date and ending on January 31, 2010, and (ii) thereafter, (a) during a Revolving Period or an Amortization Period, each monthly period ending on (and inclusive of) the last day of the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

calendar month and (b) after the occurrence and during the continuation of a Termination Event, such period as determined by the Administrative Agent in its sole discretion (which may be a period as short as one Business Day).

“Side Letter” means the Second Amended and Restated Side Letter, dated as of the A&R Closing Date, among the Trust, the Administrator, the Administrative Agent, the Managing Agents, the Eligible Lender Trustee and certain other financial institutions party thereto.

“SLM Corporation” means SLM Corporation, a Delaware corporation, and its successors and assigns.

“SLM Guaranty” means the Guaranty dated as of March 20, 2008 made by SLM Corporation with respect to certain obligations of Sallie Mae, Inc. under the Purchase Agreements, the Conveyance Agreement and the Tri-Party Transfer Agreement.

“SLM Indemnified Amounts” has the meaning assigned to such term in Section 8.02.

“SLS Loan” means a student loan originated under the authority set forth in Section 428A (or a predecessor section thereto) of the Higher Education Act and shall include student loans designated as “SLS Loans,” as defined under the Higher Education Act.

“Solvent” means, at any time with respect to any Person, a condition under which:

(a) the fair value and present fair saleable value of such Person’s total assets is, on the date of determination, greater than such Person’s total liabilities (including contingent and unliquidated liabilities) at such time;

(b) the fair value and present fair saleable value of such Person’s assets is greater than the amount that will be required to pay such Person’s probable liability on its existing debts as they become absolute and matured (“debts,” for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent);

(c) such Person is, and shall continue to be, able to pay all of its liabilities as such liabilities mature; and

(d) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

“Special Allowance Payments” means special allowance payments on Student Loans authorized to be made by the Department of Education pursuant to Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

“Stafford Loan” means a loan designated as such that is made under the Robert T. Stafford Student Loan Program in accordance with the Higher Education Act.

“Step-Down Date” means any of the dates on which the Maximum Financing Amount is reduced in accordance with the definition thereof.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Step-Up Fees” means, with respect to any Facility Group’s Class A Notes and any Yield Period, the sum of (1) the Non-Use Fee payable to such Facility Group for such Yield Period and (2) the applicable Excess Yield.

“Student Loan” means a FFELP Loan.

“Student Loan Notes” means the promissory note or notes of an Obligor and any amendment thereto evidencing such Obligor’s obligation with regard to a Student Loan or the electronic records evidencing the same.

“Student Loan Pool Balance” means, (i) as of the Initial Cutoff Date, the aggregate Principal Balance of the Trust Student Loans as reported by the Administrator for such date; and (ii) as of any other date of determination, (x) the aggregate Principal Balance (as reported by the Administrator on the last Monthly Report delivered to the Administrative Agent) of the Trust Student Loans, calculated as of the end of the previous calendar month, plus (y) the aggregate Principal Balance of the Trust Student Loans acquired since the end of the previous calendar month as of their respective Cutoff Dates, minus (z) the aggregate Principal Balance of the Trust Student Loans disposed of by the Trust since the end of the previous calendar month as of their respective dates of disposition.

“Subsequent Cutoff Date” means, with respect to any Trust Student Loan, the “Purchase Date” for such Trust Student Loan as such term is defined in the Sale Agreement.

“Subservicer” means, on the A&R Closing Date, Great Lakes Educational Loan Services, Inc., ACS Education Services, Inc., Education Loan Servicing Corporation, doing business as Xpress Loan Servicing, Pennsylvania Higher Education Assistance Agency, Nelnet Inc., and, thereafter, in addition, any subservicer appointed by the Master Servicer pursuant to the Servicing Agreement of the Master Servicer.

“Syndication Agent” means JPMorgan Chase Bank, N.A.

“Syndication Agent Fees” means, the fees, reasonable expenses and charges, if any, of the Syndication Agent, payable pursuant to the Administrative Agent and Syndication Agent Fee Letter.

“Take Out Securitization” means a sale or transfer of any portion of the Trust Student Loans by the Trust (directly or indirectly) to a trust sponsored by an Affiliate of the Depositor as part of a publicly or privately traded, rated or unrated student loan securitization, pass-through, pay through, secured note or similar transaction.

“Termination Date” means the earliest to occur of (a) any date designated as the date for terminating the entire Maximum Financing Amount pursuant to Section 2.03, (b) the last day of an Amortization Period (other than an Amortization Period ending as a result of the reinstatement of a Revolving Period) and (c) the date of the declaration or automatic occurrence of the Termination Date pursuant to Article VII.

“Termination Event” has the meaning assigned to such term in Article VII.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Tranche Period” with respect to LIBOR Advances made by an Alternate Lender or a Conduit Lender, means a period commencing on the date such LIBOR Advance is disbursed or on a Reset Date and ending on the date one day, one week or one month thereafter, as selected by the Trust on its Advance Request; provided, that (i) any Tranche Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Tranche Period shall end on the next preceding Business Day; (ii) any Tranche Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Tranche Period) shall end on the last Business Day of the calendar month at the end of such Tranche Period; and (iii) in no event shall any Tranche Period end after the then current Scheduled Maturity Date.

“Transaction Documents” means, collectively, this Agreement, the Trust Agreement, the Administration Agreement, each Servicing Agreement, each Purchase Agreement, the Conveyance Agreement, the Sale Agreement, the Tri-Party Transfer Agreement, each Permitted SPE Sale Agreement, all Guarantee Agreements, each Interim Trust Agreement, each Eligible Lender Trustee Agreement, the Valuation Agent Agreement, the Guaranty and Pledge Agreement, the Indemnity Agreement, the Revolving Credit Agreement, the Power of Attorney, the Fee Letters, the Side Letter, the Omnibus Waiver and Consent, the VK Omnibus Waiver and Consent and Guaranty, the Cavalier Omnibus Waiver and Consent and Guaranty, the SLM Guaranty, the Original Amendment and Reaffirmation, the Omnibus Reaffirmation and Amendment, and all other instruments, fee letters, documents and agreements executed in connection with any of the foregoing.

“Transaction Parties” means, collectively, the Trust, the Depositor, the Administrator, the Master Depositor, the Master Servicer, each Seller and SLM Corporation.

“Treasury Regulations” means any regulations promulgated by the Internal Revenue Service interpreting the provisions of the Code.

“Tri-Party Transfer Agreement” means the sale and purchase agreement, dated as of February 29, 2008, among the Depositor, the Related SPE Sellers, the Master Servicer and the related eligible lender trustees.

“Trust” means Bluemont Funding I, a Delaware statutory trust, and its successors and assigns.

“Trust Accounts” means the Administration Account, Collection Account, Capitalized Interest Account, Reserve Account, Borrower Benefit Account and Floor Income Rebate Account.

“Trust Agreement” means the Second Amended and Restated Trust Agreement, dated as of the Original Closing Date, among the Depositor, the Delaware Trustee and the Eligible Lender Trustee.

“Trust Indemnified Amounts” has the meaning assigned to such term in Section 8.01.

“Trust Materials” has the meaning assigned to such term in Section 10.02(b).

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Trust Student Loan” means any Student Loan held by the Trust.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“United States” means the United States of America.

“Used Fee Rate” means, with respect to any Lender, the used fee rate as set forth in the Lenders Fee Letter.

“Valuation Agent Agreement” means the Second Amended and Restated Valuation Agent Agreement, dated as of the A&R Closing Date, among the Trust, the Administrator, the Administrative Agent and the Co-Valuation Agents.

“Valuation Agent Fee Letter” means the Second Amended and Restated Valuation Agent Fee Letter, dated as of the A&R Closing Date, among the Trust and the Co-Valuation Agents, setting forth the Co-Valuation Agents Fees.

“Valuation Date” has the meaning assigned to such term in the Valuation Agent Agreement.

“Valuation Report” means a report furnished by the Administrative Agent pursuant to Section 2.25(a).

“Valuation Step-Up Event” means the Asset Coverage Ratio (calculated without giving effect to clauses (b)(ii) and (c)(ii) of the definition of “Applicable Percentage”) is less than 100% for five (5) consecutive Business Days while the Minimum Asset Coverage Requirement remains satisfied; provided, that a Valuation Step-Up Event will not occur if the Market Value Percentage and the Securitization Value Percentage are each equal to or greater than the Floor.

“Valuation Step-Up Rate” means, with respect to any Lender, the valuation step-up rate as set forth in the Lenders Fee Letter.

“VK Omnibus Waiver and Consent and Guaranty” means the Amended and Restated Omnibus Waiver and Consent and Guaranty relating to VK Funding LLC, dated as of January 14, 2011, among SLM Education Credit Finance Corporation, SLM Corporation and Sallie Mae, Inc., in favor of Bank of America, N.A., as administrative agent.

“Weighted Average Remaining Term in School” means, as of any date of determination, (a) the sum, for all Eligible FFELP Loans that are in in-school status, of the products of (i) the Principal Balance of each such Eligible FFELP Loan, as of such date, and (ii) the number of months remaining in school shown on the Servicer’s record, as of such date, for the student with respect to such Eligible FFELP Loan, divided by (b) the aggregate Principal Balance of all Eligible FFELP Loans that are in in-school status, as of such date.

“Whole Loan Sale” means a sale of all or a part of the Trust Student Loans to a third-party purchaser in exchange for not less than fair market value.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

“Yield” means, for each Facility Group’s Class A Notes and any Yield Period, (a) the aggregate sum for each day within such Yield Period of the applicable Yield Rate for such day multiplied by the outstanding principal amount of such Facility Group’s Class A Note on such day, divided by 360, plus or minus (b) the Estimated Interest Adjustment if and as applicable minus (c) any Step-Up Fees described in clause (2) of the definition thereof.

“Yield Period” means, for a CP Advance or a Base Rate Advance, each Settlement Period and for a LIBOR Advance, each Interest Accrual Period.

“Yield Protection” means any Note Purchaser’s reasonable increased costs for taxes, reserves, special deposits, insurance assessments, breakage costs, changes in regulatory capital requirements (or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, such Note Purchaser) and certain reasonable expenses imposed on such Note Purchaser.

“Yield Rate” means, with respect to any date of determination:

(a) other than during an Amortization Period, after the occurrence and during the continuation of a Valuation Step-Up Event or on and after the occurrence of a Termination Event:

(i) if a Conduit Lender funds (directly or indirectly) its portion of the Aggregate Note Balance with CP, the applicable CP Rate plus the applicable Used Fee Rate;

(ii) if an Alternate Lender or a Conduit Lender (if funding its investment other than with CP) funds its portion of the Aggregate Note Balance, the applicable LIBOR Rate (or if LIBOR Rate is not available, the applicable Base Rate) plus the Applicable Margin; or

(iii) if a LIBOR Lender funds its portion of the Aggregate Note Balance, the applicable LIBOR Rate (or if LIBOR Rate is not available, the applicable Base Rate) plus the Applicable Margin;

(b) during an Amortization Period, the applicable Amortization Period Rate, or if greater, at any time that the Asset Coverage Ratio (calculated without giving effect to clauses (b)(ii) and (c)(ii) of the definition of “Applicable Percentage”) is less than 100% for five (5) consecutive Business Days, the rate calculated pursuant to clause (a) above plus the applicable Valuation Step-Up Rate;

(c) after the occurrence and during the continuation of a Valuation Step-Up Event and so long as neither an Amortization Period nor a Termination Event exists, the rate calculated pursuant to clause (a) above plus the applicable Valuation Step-Up Rate; or

(d) on and after the occurrence of a Termination Event, the Base Rate plus 2.50% per annum plus the applicable Non-Renewal Step-Up Rate, or if greater, at any time that the Asset Coverage Ratio (calculated without giving effect to clauses (b)(ii) and (c)(ii) of the definition of “Applicable Percentage”) is less than 100% for five (5) consecutive Business Days, the rate calculated pursuant to clause (a) above plus the applicable Valuation Step-Up Rate.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 1.02. Other Terms.

(a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York and not specifically defined herein, are used herein as defined in such Article 9. Any reference to an agreement herein shall be deemed to include a reference to such agreement as amended, supplemented or otherwise modified from time to time.

(b) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(c) Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Transaction Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Transaction Document, shall be construed to refer to such Transaction Document in its entirety and not to any particular provision thereof, (iv) all references in any Transaction Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Transaction Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties.

Section 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

Section 1.04. Calculation of Yield Rate and Certain Fees. The Yield Rate on the Class A Notes and all fees payable to the Lenders, the Note Purchasers or the Registered Owners pursuant to this Agreement are calculated based on the actual number of days divided by 360. Interest shall accrue on the Class A Notes from and including the day on which the related Advance is made, and shall not accrue on the Class A Notes or any portion thereof, for the day on which the Class A Notes or such portion is paid. Each determination by the Administrative Agent (or, with respect to the calculation of any CP Rate, LIBOR Base Rate or LIBOR Rate, the applicable Managing Agent), of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 1.05. Time References. All time references in this Agreement shall refer to the time in New York, New York unless otherwise noted.

Section 1.06. Effectiveness of Initial Note Purchase Agreement; Amendment and Restatement. The parties hereto hereby agree that for all purposes (i) for the period commencing on the Original Closing Date through but excluding the A&R Closing Date, the provisions, terms and conditions of the Initial Note Purchase Agreement shall apply in all respects without giving effect to this Agreement, and (ii) from and including the A&R Closing Date, subject to the satisfaction of the conditions precedent set forth in Section 4.05, the provisions, terms and conditions of this Agreement (as it shall be amended, supplemented or modified from time to time) shall govern exclusively. This Agreement shall amend and restate in its entirety the Initial Note Purchase Agreement and shall have the effect of a substitution of terms of the Initial Note Purchase Agreement, but this Agreement will not have the effect of causing a novation, refinancing or other repayment of the obligations of the Transaction Parties under the Initial Note Purchase Agreement (hereinafter the “Original Obligations”) or a termination or extinguishment of the liens securing such Original Obligations, which Original Obligations shall remain outstanding and repayable pursuant to the terms of this Agreement and which liens shall remain attached, enforceable and perfected securing such Original Obligations and all additional obligations arising under this Agreement. Each reference to the Initial Note Purchase Agreement in any of the Transaction Documents, or any other document, instrument or agreement delivered in connection therewith shall mean and be a reference to this Agreement.

Section 1.07. Consents.

(a) Each of the Secured Creditors party hereto agrees to the terms of, and authorizes the Administrative Agent to execute on its behalf, each of the A&R Transaction Documents to which such Secured Creditor is not itself a party.

(b) Each of the Secured Creditors party hereto consents to the Administrator’s withdrawal of its request for Moody’s to rate the Class A Notes on the A&R Closing Date. The parties hereto acknowledge that as a result of such withdrawal, immediately prior to giving effect to the amendment and restatement of the Initial Note Purchase Agreement pursuant to this Agreement on the A&R Closing Date, no Rating Agency rated the Class A Notes at the request of the Administrator.

(c) Each of the Secured Creditors party hereto acknowledges that The Bank of New York Mellon Trust Company, National Association intends to resign in its capacity as Eligible Lender Trustee and Interim Eligible Lender Trustee and that the appointment of a replacement Eligible Lender Trustee and Interim Eligible Lender Trustee is subject to, among the other terms and conditions set forth in the Trust Agreement, the Interim Trust Agreements and the other Transaction Documents, the prior consent of the Administrative Agent. Each such Secured Creditor hereby authorizes the Administrative Agent to give or withhold such consent, and to require such documentation and other deliveries in connection with giving such consent, in each case, in the Administrative Agent’s discretion.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(d) Each of the Trust, the Administrator, the Eligible Lender Trustee, the Administrative Agent and the Lenders within the Facility Group for which Alpine Securitization Corp. acted as Managing Agent under the Initial Note Purchase Agreement hereby acknowledge that, effective on the A&R Closing Date, immediately prior to giving effect to the amendment and restatement of the Initial Note Purchase Agreement pursuant to this Agreement, (i) Alpine Securitization Corp. resigned in its capacity as Managing Agent for such Facility Group and Credit Suisse AG, New York Branch was appointed, and accepted such appointment, as Managing Agent for such Facility Group and (ii) Credit Suisse AG, New York Branch assigned all of its rights and obligations as an Alternate Lender to Credit Suisse AG, Cayman Islands Branch, and such parties confirm that they received notice of such resignation, appointment and assignment in accordance with the Initial Note Purchase Agreement.

(e) The Administrative Agent and each Managing Agent hereby agrees that the Trust may, with respect to all applicable Trust Student Loans, exercise, or permit the exercise of, the rights of the holder or beneficial owner of such Trust Student Loans under Section 438(b)(2)(I)(vii) of the Higher Education Act to waive its rights to have Special Allowance Payments computed using the formula in effect at the time such Trust Student Loans were first disbursed, such that Special Allowance Payments with respect to such Trust Student Loans shall instead be computed based upon the “1-month London Inter Bank Offered Rate” as described in Section 438(b)(2)(I)(vii)(II) of the Higher Education Act (such change with respect to the calculation of Special Allowance Payments is hereinafter referred to as the “Special Allowance Payment Change”). The Trust (or the Administrator on its behalf) shall deliver to the Administrative Agent and each Managing Agent prior or concurrent written notice of the delivery of the waiver to the Secretary of the Department, which notice shall include a written certification that, as of the date of the delivery of the waiver to the Secretary of the Department, the Special Allowance Payment Change is not reasonably expected to have a disparate impact on the Trust or its interests in such Trust Student Loans as compared to the impact on SLM Corporation and its Affiliates and their respective interests in all other student loans which are affected by the Special Allowance Payment Change.

ARTICLE II.

THE FACILITY

Section 2.01. Issuance and Purchase of Class A Notes; Making of Advances.

(a) (i) In consideration of the agreements of the Note Purchasers hereunder, and subject to the terms and conditions set forth in this Agreement, (y) the Trust agrees to sell, transfer and deliver to each Managing Agent, on behalf of its related Note Purchasers, and (z) each Managing Agent on behalf of its related Note Purchasers agrees to purchase from the Trust, on the Closing Date, a Class A Note, the outstanding principal amount of which shall not exceed the applicable Pro Rata Share of such Facility Group multiplied by the Maximum Financing Amount. Subject to the satisfaction of the conditions precedent set forth in Section 4.01, the purchase price payable on the Closing Date for the Class A Note for each Facility Group shall be equal to such Facility Group’s Pro Rata Share of the Aggregate Note Balance as of the Closing

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Date. The payment of such purchase price shall be subject to the same requirements applicable to an Advance under Section 2.01(b). Each Note shall be issued in the name of a Registered Owner.

(ii) In consideration of the agreements of the Note Purchasers hereunder, and subject to the effectiveness of this Agreement as set forth in Section 4.05, all parties hereto agree that on the A&R Closing Date: (A) the Trust shall issue a restated Class A Note to each Managing Agent in an amount equal to the Commitment of its related Facility Group if the face amount of the Class A Note previously issued to such Managing Agent is greater than or less than (but not equal to) the Commitment of its related Facility Group; and (B) each Facility Group which has received a restated Class A Note shall deliver its existing Class A Note for cancellation pursuant to Section 3.08 or deliver a lost note indemnity or a lost note affidavit indemnifying the Trust for non-delivery of its Notes. In addition to the foregoing, on the A&R Closing Date, the Aggregate Note Balance held by each Facility Group shall either be increased by a non-pro rata Advance or the Trust shall repay such Aggregate Note Balance on a non-pro rata basis, as applicable, to the extent necessary such that the Aggregate Note Balance of the Class A Note held by each Facility Group shall be equal to its Pro Rata Share of the Aggregate Note Balance for all outstanding Class A Notes and the outstanding principal balance of each Facility Group’s Advances as of such date shall be as set forth on Schedule 2.01 hereto.

(iii) Each party hereto waives (x) any requirements under the Initial Note Purchase Agreement or under this Agreement that each Advance and repayment of Advances be ratable and (y) any conditions precedent to the making of Advances or repayments of Advances under the Initial Note Purchase Agreement or under this Agreement, in each case solely to the extent necessary to implement the Advances and repayments of Advances described in the second sentence of Section 2.01(a)(ii) above, it being understood that the Advances and repayments of Advances in the second sentence of Section 2.01(a)(ii) above are solely due to re-allocation of Commitments among the Facility Groups.

(b) On the terms and conditions hereinafter set forth, each Alternate Lender, LIBOR Lender and Committed Conduit Lender agrees to make Advances during a Revolving Period (or, with respect to Capitalized Interest Advances, at such times in accordance with Section 4.02(c)), and each other Conduit Lender may, in its sole discretion, make Advances to the Trust from time to time up to an aggregate principal amount outstanding at any one time not to exceed the Maximum Financing Amount in effect at the time of such Advance; provided, that: (i) the aggregate Advances made on any date, together with advances made under the other FFELP Loan Facilities on such date, must be in a principal amount equal to $50,000,000 or integral multiples of $500,000 in excess thereof (other than (x) Capitalized Interest Advances and (y) Excess Collateral Advances made on a Settlement Date the proceeds of which are used to pay amounts owing under clauses (ii) through (iv) of Section 2.05(b), in each case as to which such minimum is not applicable) and (ii) the Requested Advance Amount on any Advance Date shall not exceed the Maximum Advance Amount. Within the limits set forth in this Section and the other terms and conditions of this Agreement, during a Revolving Period, the Trust, acting through the Administrator, may request Advances, repay Advances and reborrow Advances

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

under this Section; provided, however, that after the end of the Revolving Period, Capitalized Interest Advances will continue to be made in accordance with Section 4.02(c). In addition, the Administrative Agent may also request Capitalized Interest Advances after the occurrence of a Capitalized Interest Account Funding Event. All Class A Notes issued hereunder shall be denominated in and be payable in United States dollars. Yield on each CP Advance, each Base Rate Advance and each LIBOR Advance shall be due and payable on each Settlement Date. The Aggregate Note Balance and all other Obligations hereunder, if not previously paid pursuant to Section 2.05(b) or otherwise, shall be due and payable on the Termination Date.

(c) Each Lender’s obligations under this Section are several and the failure of any Lender to make available its Pro Rata Share of any Requested Advance Amount on an Advance Date shall not relieve any other Note Purchaser of its obligations hereunder or, except as provided in Section 2.01(d), obligate any other Note Purchaser to honor the obligations of any Defaulting Lenders. Advances shall be allocated among the Facility Groups in accordance with their respective Pro Rata Shares and shall be further allocated to each Lender within a Facility Group as designated by the applicable Managing Agent. Notwithstanding anything contained in this Agreement to the contrary, (i) no Conduit Lender shall fund any portion of any Advance which would cause the aggregate principal amount of its Advances to exceed the Commitments of its related Alternate Lenders; (ii) no Alternate Lender, LIBOR Lender or Committed Conduit Lender shall be obligated to fund any portion of any Advance which would cause the aggregate principal amount of its Advances to exceed its Commitment; and (iii) no Facility Group shall be obligated to fund any portion of any Advance which would cause the aggregate principal amount of its Advances to exceed its total Commitment. The Commitment of each Lender as of the Closing Date is set forth on Exhibit A.

(d) If by 2:00 p.m. on an Advance Date, whether or not the Administrative Agent has advanced the applicable Requested Advance Amount, one or more Alternate Lenders, LIBOR Lenders or Committed Conduit Lenders fails to make its Pro Rata Share of any Advance required to be made by such Lender available to the Administrative Agent pursuant to this Agreement (the aggregate amount not so made available to the Administrative Agent being herein called the “Investment Deficit”), then the Administrative Agent shall, by no later than 5:00 p.m. on the applicable Advance Date instruct each Alternate Lender, LIBOR Lender and Committed Conduit Lender which is not a Defaulting Lender (each, a “Non-Defaulting Lender”) to pay, by no later than noon on the next Business Day in immediately available funds, to the account designated by the Administrative Agent, an amount equal to the lesser of (i) such Non-Defaulting Lender’s proportionate share (based upon the relative Commitments of the Non-Defaulting Lenders) of the Investment Deficit and (ii) its unused Commitment. A Defaulting Lender shall forthwith, upon demand, pay to the Administrative Agent for the ratable benefit of the Non-Defaulting Lenders all amounts paid by each Non-Defaulting Lender on behalf of such Defaulting Lender.

Section 2.02. The Initial Advance and Subsequent Advances.

(a) [Reserved].

(b) Subject to the satisfaction of the conditions precedent set forth in this Agreement and in accordance with the terms and conditions of Section 2.01 and this Section, the Trust,

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

acting through the Administrator, may request an Advance hereunder by giving written notice substantially in the form of Exhibit D (each, an “Advance Request”) to the Administrative Agent not later than 11:00 a.m. on the second Business Day (or with respect to the initial Advance, not later than 11:00 a.m. on the Business Day) prior to the proposed Advance Date, which the Administrative Agent shall promptly forward to the Managing Agents not later than 1:00 p.m. on such date. Each such Advance Request shall specify:

(i) the Requested Advance Amount, which, together with the advances made under the other FFELP Loan Facilities on such date, shall be equal to or greater than $50,000,000 in the aggregate with respect to all Facility Groups, except as otherwise permitted under Section 2.01(b);

(ii) the proposed Advance Date;

(iii) if such Advance is a Purchase Price Advance, the aggregate Collateral Value of the Eligible FFELP Loans to be acquired; and

(iv) the Asset Coverage Ratio after giving effect to such Advance.

In addition, each Advance Request shall include a pro forma calculation and certification establishing (x) with respect to a Purchase Price Advance or an Excess Collateral Advance, that the Minimum Asset Coverage Requirement will be satisfied after giving effect to such Advance and (y) with respect to a Capitalized Interest Advance, the Maximum Advance Amount for such Capitalized Interest Advance and that the proceeds thereof will be deposited into the Capitalized Interest Account.

No later than 2:00 p.m. on the Advance Date, each Conduit Lender (other than a Committed Conduit Lender) may, in its sole discretion, and each Committed Conduit Lender and LIBOR Lender shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Trust in same day funds, its respective Pro Rata Share of the Requested Advance Amount by payment to the Administration Account; provided, that Capitalized Interest Advances made by a Maturity Non-Renewing Facility Group may be made on a non-pro rata basis as contemplated in Section 2.21(b). If a Conduit Lender (other than a Committed Conduit Lender) elects not to fund its respective Pro Rata Share of the Requested Advance Amount, such Conduit Lender’s related Alternate Lenders shall, upon satisfaction of the applicable conditions set forth in this Agreement, make available to the Trust in same day funds, their respective Pro Rata Shares of the Requested Advance Amount by payment to the Administration Account and the related Managing Agent shall, no later than 2:00 p.m. on such Advance Date and on each Reset Date, notify the Administrator and the Administrative Agent of the actual Yield Rate applicable to such LIBOR Advance, and the related Tranche Period. Each Advance made by a Conduit Lender shall be a CP Advance unless the applicable Managing Agent otherwise provides notice as provided in the immediately succeeding sentence. To the extent any Conduit Lender is unable or declines to fund a requested Advance by issuing CP or if any Conduit Lender’s Alternate Lenders fund any requested Advance in its place, the applicable Conduit Lender’s Managing Agent shall promptly advise the Administrative Agent and the Administrator, on behalf of the Trust.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(c) So long as no Amortization Period or Termination Event exists or would result therefrom, the Administrator, on behalf of the Trust, may request that the Administrative Agent pay any amounts on deposit in the Administration Account as a prepayment on any principal of, and Financing Costs due or accrued on, the Class A Notes in whole or in part on any Business Day by giving written notice two Business Days prior to such date to the Administrative Agent and each Managing Agent indicating the amount of such prepayment and the Business Day on which such prepayment shall be made. The Trust shall pay the applicable Managing Agent for the account of the applicable Lenders in its Facility Group, on demand, such amount or amounts as shall compensate such Lenders for any loss (including loss of profit), cost or expense incurred by such Lenders and including any claims arising under any Program Support Agreement (as reasonably determined by the applicable Managing Agent) and hold such Lenders harmless from any such loss, cost or expenses, incurred by them as a result of payments with respect to the Class A Notes in connection with a prepayment under this Section 2.02(c), a request by the Trust pursuant to Section 2.21, a Permitted Release under Section 2.18 or otherwise, whether voluntary, mandatory, automatic by reason of acceleration or otherwise, such compensation to be (i) limited to an amount equal to any loss or expense suffered by the Lenders during the period from the date of receipt of such repayment to (but excluding) the maturity of the related CP (in the case of a CP Advance by a match-funded Conduit Lender), the maturity of sufficient pool-funded CP (in the case of a CP Advance by a pool-funded Conduit Lender) or the maturity of the related Tranche Period (in the case of a LIBOR Advance by an Alternate Lender or a Conduit Lender), (ii) net of the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions and (iii) inclusive of any loss or expense arising from the liquidation or re-employment of funds obtained by it to maintain such Advance or from fees payable to terminate the deposits from which such funds were obtained; provided, however, that the Trust shall not be obligated to pay such breakage amounts for a period in excess of 60 days under clause (i) above if aggregate discretionary prepayments by the Trust do not exceed 20% of the Aggregate Note Balance per month; provided further, that no such breakage amounts shall be payable by the Trust with respect to the regular distribution of Available Funds (other than proceeds of Permitted Releases) on any Settlement Date pursuant to the priority of payments set forth in Section 2.05(b). The determination by the applicable Managing Agent of the amount of any such loss or expense shall be set forth in a written notice to the Administrator (with a copy to the Administrative Agent), on behalf of the Trust, including a statement as to such loss or expense (including calculation thereof in reasonable detail), and shall be conclusive, absent manifest error.

(d) Each Advance Request shall be irrevocable and binding on the Trust, and the Trust shall indemnify each Lender against any loss or expense incurred by such Lender, either directly or indirectly (including, in the case of a Conduit Lender, through the applicable Program Support Agreement) as a result of any failure by the Trust to complete such Advance, including any loss or expense incurred by such Lender or such Lender’s Managing Agent, either directly or indirectly (including, in the case of a Conduit Lender, pursuant to the applicable Program Support Agreement) by reason of the liquidation or reemployment of funds acquired by such Lender (or the applicable Program Support Provider(s)) (including funds obtained by issuing CP or promissory notes or obtaining deposits or loans from third parties) in order to fund such Advance. Any such amounts shall constitute Yield Protection hereunder.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(e) Prefunding of Advances. In order to allow the Lenders to raise funds at times and in amounts that are more advantageous to the Lenders than might otherwise be possible, the Trust may, after consultation with the Administrative Agent and in connection with a proposed purchase or series of purchases of Trust Student Loans, request that all or a portion of the related Purchase Price Advance be funded prior to the actual acquisition of the related Trust Student Loans. Each such prefunding shall constitute a separate Purchase Price Advance for purposes of Section 4.02(b)(xiv) and (xv) and shall otherwise be subject to all applicable conditions precedent, measured as of the date such loans are actually purchased, for Purchase Price Advances set forth in Article IV. The proceeds of any such prefunded advance shall be deposited into the Administration Account (or such subaccount thereof as the Administrative Agent may establish for purposes of convenience) and shall not be released to the Trust until the date of purchase of the related Trust Student Loans. So long as the conditions precedent to a new Advance would be satisfied as if the Lenders were making a new Advance, the Trust may draw against such prefunding amount on any Business Day in order to consummate the related purchase of Trust Student Loans on such date. Upon the occurrence of a Termination Event, the Administrative Agent may direct that any such amounts on deposit in the Administration Account or subaccount, as applicable, be transferred to the Collection Account to be distributed in accordance with Section 2.05 and used to reduce the Aggregate Note Balance.

Section 2.03. Reduction, Termination or Increase of the Maximum Financing Amount and Prepayment of the Class A Notes.

(a) The Trust, acting through the Administrator, may, upon at least five Business Days’ written notice to the Administrative Agent, (i) terminate the entire facility or (ii) reduce in part the portion of the Maximum Financing Amount that exceeds the sum of the Capitalized Interest Account Unfunded Balance and the Aggregate Note Balance. Any partial reduction in the Maximum Financing Amount shall be in an amount equal to or greater than $100,000,000 or any integral multiple of $10,000,000 in excess thereof. If such reduction in the Maximum Financing Amount is not in connection with an Exiting Facility Group, such reduction shall be allocated among the Commitments of the Facility Groups in accordance with their Pro Rata Shares and shall be allocated among the Commitments of the Lenders within each Facility Group as designated by the applicable Managing Agent. If such reduction in the Maximum Financing Amount is in connection with an Exiting Facility Group, such reduction shall be allocated first to the Commitment of the Exiting Facility Group and then any balance remaining shall be allocated among the remaining Facility Groups as set forth in the preceding sentence. The Trust shall pay, in immediately available funds, all outstanding principal and Financing Costs on the Class A Notes owned by any Lender, together with any other Obligations owed to such Lender, upon the termination of its Commitment pursuant to this Section 2.03(a).

(b) During any Exiting Group Amortization Period, if there are not sufficient proceeds from Permitted Releases, the Administrative Agent may, in accordance with the procedures set forth in Section 7.03(b), sell or otherwise dispose of a portion of the Pledged Collateral in an amount sufficient to pay the Aggregate Note Balance and Financing Costs of the Outstanding Class A Notes owned by each Exiting Facility Group. Amounts received from any such sale or disposition of Pledged Collateral shall be deposited into the Administration Account and, provided no Amortization Event or Termination Event has occurred and is continuing and the Minimum Asset Coverage Requirement has been satisfied, such amounts shall be distributed

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

to the Exiting Facility Groups, on any Business Day which is not a Settlement Date in accordance with the priority of payments described in Section 2.05(b)(viii). Amounts received from the sale of Pledged Collateral in excess of the amount required to repay in full the Aggregate Note Balance and Financing Costs of the Outstanding Class A Notes owned by the Exiting Facility Groups (or which are prohibited by the proviso in the immediately preceding sentence from being paid exclusively to the Exiting Facility Groups) which are deposited in the Collection Account shall be treated as Available Funds; provided, that any Yield Protection associated with any such prepayment shall be paid to the Administrative Agent for the benefit of the applicable Lender on the next Settlement Date (to the extent of Available Funds) in accordance with the priority of payments described in Section 2.05(b). All reductions to principal owed to an Exiting Facility Group in connection with any such disposition, together with any reductions to principal received by such Exiting Facility Group pursuant to clauses (viii) and (xiii) of Section 2.05(b) shall constitute a permanent reduction in the Commitment of such Exiting Facility Group and the Lenders part of such Exiting Facility Group and their Pro Rata Shares shall be calculated accordingly.

(c) The Maximum Financing Amount shall not be increased except by amendment in accordance with Section 10.01 and any future assignments of Commitments will reduce the Commitments of the applicable Lenders in accordance with Section 10.04.

(d) On each Step-Down Date, the Maximum Financing Amount shall be reduced to the amount specified in the definition of “Maximum Financing Amount” for such Step-Down Date. Such reduction shall be allocated among the Commitments of the Facility Groups in accordance with their Pro Rata Shares and shall be allocated among the Commitments of the Lenders within each Facility Group as designated by the applicable Managing Agent; provided, however, that in no event shall the Commitment be reduced for (a) any Lender to an amount less than such Lender’s Pro Rata Share of the sum of (1) the Aggregate Note Balance of the Class A Note held by such Lender’s Facility Group and (2) the Capitalized Interest Account Unfunded Balance, and (b) any Facility Group to an amount less than the sum of (1) the Aggregate Note Balance of the Class A Note held by such Facility Group and (2) such Facility Group’s Pro Rata Share of the Capitalized Interest Account Unfunded Balance. If the sum of (i) the Aggregate Note Balance of the Outstanding Class A Notes and (ii) the Capitalized Interest Account Unfunded Balance on any Step-Down Date exceeds the Maximum Financing Amount for such Step-Down Date, the Trust, acting through the Administrator, shall pay in immediately available funds a portion of the Aggregate Note Balance of the Outstanding Class A Notes owned by each Facility Group, to be applied ratably to each Facility Group in accordance with its Pro Rata Share and within each Facility Group as designated by the applicable Managing Agent, in an aggregate amount equal to or greater than such excess, together with any accrued and unpaid Financing Costs payable if the date of such payment is not a Settlement Date.

Section 2.04. The Accounts.

(a) Collection Account. On or prior to the Closing Date, the Trust shall establish and maintain, or cause to be established and maintained, the Collection Account. The Collection Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Collection Account shall be in the name of the Trust for the benefit of the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Administrative Agent, on behalf of the Secured Creditors. Neither the Trust nor the Administrator shall have any withdrawal rights from the Collection Account. Any Collections received by the Trust, the Administrator, the Eligible Lender Trustee, the Sellers, the Depositor, the Servicers, or any agent thereof, as the case may be, are to be transmitted to the Collection Account as soon as practicable, but in any event, within two Business Days of receipt of good funds. The Trust shall direct the Eligible Lender Trustee, each Servicer, each Seller, the Depositor and each agent of any of the foregoing, in writing, to transmit any Collections it receives with respect to the Trust Student Loans directly to the Administrative Agent for deposit to the Collection Account within two Business Days of receipt of good funds. Funds on deposit in the Collection Account may be invested from time to time in Eligible Investments at the direction of the Administrator in accordance with Section 2.08. Upon the payment in full of all Obligations hereunder and the termination of this Agreement, the Administrative Agent agrees to send notice to the Master Servicer that this Agreement has terminated and that Collections no longer are to be forwarded to the Collection Account pursuant to this Agreement. All investment earnings on the funds on deposit in the Collection Account during any Settlement Period shall be applied as Available Funds for the applicable Settlement Period. The Administrative Agent shall apply funds on deposit in the Collection Account as described in Section 2.05. Each of the Trust and the Administrator agree, by executing this Agreement, to hold any Collections received in trust for the Administrative Agent and to comply with the remittance procedures set forth in this Section 2.04.

(b) Administration Account. On or prior to the Closing Date, the Trust shall establish and maintain, or cause to be established and maintained, the Administration Account. The Administration Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Administration Account shall be in the name of the Trust for the benefit of the Administrative Agent, on behalf of the Secured Creditors. So long as no Amortization Period or Termination Event exists or would result therefrom, funds in the Administration Account shall be applied to the following (in the order such events occur for so long as funds are available in the Administration Account): (i) to make payments to any Exiting Facility Group pursuant to Section 2.03(b); (ii) to finance the purchase of Eligible FFELP Loans pursuant to Section 2.05(c); (iii) if necessary, to be deposited into the Collection Account on each Settlement Date to cover any shortfall in amounts on deposit in the Collection Account as Available Funds to pay amounts described in clauses (i) through (ix) of Section 2.05(b); (iv) to be released to the Trust to the extent permitted under Section 2.25(d); (v) to be withdrawn for deposit to the extent permitted under Section 4.03; and (vi) if so requested by the Administrator on behalf of the Trust, to be disbursed on any Business Day as a prepayment of principal of the Outstanding Class A Notes pursuant to Section 2.02(c). During an Amortization Period and on and after the Termination Date, funds in the Administration Account shall be released to the Administrative Agent for the account of the applicable Note Purchasers to reduce the Aggregate Note Balance of the Outstanding Class A Notes and to pay accrued Yield thereon. Funds on deposit in the Administration Account may be invested from time to time in Eligible Investments in accordance with Section 2.08 hereof. All investment earnings on the funds on deposit in the Administration Account during any Settlement Period shall be deposited into the Collection Account by the Administrative Agent on or before the second Business Day after the end of that Settlement Period and applied as Available Funds on the Settlement Date for that Settlement Period. Except for the right of the Administrator to withdraw funds as expressly set forth in this

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Agreement, neither the Trust nor the Administrator shall have any withdrawal rights from the Administration Account. Any funds remaining in the Administration Account after the payment in full of all Obligations under the Transaction Documents shall be paid to the holder of the Excess Distribution Certificate.

(c) Floor Income Rebate Account. On or prior to the Closing Date, the Trust shall establish and maintain, or cause to be established and maintained, the Floor Income Rebate Account. The Floor Income Rebate Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Floor Income Rebate Account shall be in the name of the Trust for the benefit of the Administrative Agent, on behalf of the Secured Creditors. Neither the Trust nor the Administrator shall have any withdrawal rights from the Floor Income Rebate Account. On or before each Settlement Date, the Administrator will instruct the Administrative Agent to transfer from the Collection Account to the Floor Income Rebate Account the estimated monthly accrual of Floor Income Rebate Fees for the prior calendar month (the “Estimated Excess Accrual”). Funds on deposit in the Floor Income Rebate Account may be invested from time to time in Eligible Investments in accordance with Section 2.08 hereof. All investment earnings on the funds on deposit in the Floor Income Rebate Account during any Settlement Period shall be deposited into the Collection Account by the Administrative Agent on or before the second Business Day after the end of that Settlement Period and applied as Available Funds on the Settlement Date for that Settlement Period. On the Settlement Date following each quarterly date as of which the Servicers notify the Trust of the aggregate amount of Floor Income Rebate Fees, if any, that is due and owing to the Department of Education for the preceding quarterly period, the Administrative Agent shall transfer from the Floor Income Rebate Account to the Collection Account the aggregate Estimated Excess Accrual for the related Settlement Periods to pay any Floor Income Rebate Fees due and owing to the Department of Education pursuant to Section 2.05(e) and apply any excess funds in accordance with Section 2.05(b). Any funds remaining in the Floor Income Rebate Account after the payment in full of all Obligations under the Transaction Documents shall be paid to the holder of the Excess Distribution Certificate.

(d) Borrower Benefit Account. On or prior to the Closing Date, the Trust shall establish and maintain, or cause to be established and maintained, the Borrower Benefit Account. The Borrower Benefit Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Borrower Benefit Account shall be in the name of the Trust for the benefit of the Administrative Agent, on behalf of the Secured Creditors. Neither the Trust nor the Administrator shall have any withdrawal rights from the Borrower Benefit Account. In the event that new borrower benefits, which are not required under the Higher Education Act or other applicable laws, rules or regulations, are offered to Obligors, the result of which is to reduce the yield on the related Eligible FFELP Loans, the Borrower Benefit Account will be funded in accordance with Section 6.26 hereof. On or before each Settlement Date, the Administrator will instruct the Administrative Agent to transfer from the Borrower Benefit Account to the Collection Account all amounts on deposit in the Borrower Benefit Account which relate to the related Settlement Period and apply such funds in accordance with Section 2.05(b). Funds on deposit in the Borrower Benefit Account may be invested from time to time in Eligible Investments in accordance with Section 2.08. All investment earnings on the funds on

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

deposit in the Borrower Benefit Account during any Settlement Period shall be deposited into the Collection Account by the Administrative Agent on or before the second Business Day after the end of that Settlement Period and applied as Available Funds on the Settlement Date for the related Settlement Period. Funds on deposit in the Borrower Benefit Account shall also be transferred and released in accordance with Section 6.26(b). Any funds remaining in the Borrower Benefit Account after the payment in full of all Obligations under the Transaction Documents shall be paid to the holder of the Excess Distribution Certificate.

Section 2.05. Transfers from Collection Account.

(a) On or prior to each Reporting Date, the Trust shall cause the Administrator to prepare the Monthly Report and shall provide or cause to be provided to the Administrator all information necessary or appropriate to accurately prepare such Monthly Report, all calculations, unless otherwise specified, to be made as of the end of the related Settlement Period, and cause the Administrator to forward such Monthly Report to the Administrative Agent. The Administrative Agent shall promptly forward the Monthly Report to each Managing Agent. The Administrative Agent shall provide to the Trust and the Administrator the Monthly Administrative Agent’s Report in the form attached as Exhibit E hereto no later than five Business Days prior to each Reporting Date.

(b) The Administrative Agent, on each Settlement Date, shall make the following deposits and distributions from Available Funds in the Collection Account in the amount and in the order of priority set forth below as directed by the Administrator on behalf of the Trust (or if the Administrator fails to provide such direction, as provided by the Administrative Agent) pursuant to the Monthly Report, on which the Administrative Agent may conclusively rely, on such Settlement Date (or as otherwise provided in Article VII), in the following priority:

(i) pay to the Master Servicer an amount equal to its unreimbursed Servicer Advances due and owing;

(ii) pay to the Lockbox Banks, the Eligible Lender Trustee and the Administrator, as appropriate and on a pro rata basis, an amount equal to the Lockbox Bank Fees, the Eligible Lender Trustee Fees and the Administrator Fees, which are due and owing as of the close of business on the last day of the immediately preceding calendar month; provided, however, that the reasonable out-of-pocket costs and expenses (which shall not include fees) of such Persons shall not exceed in the aggregate $100,000 per annum;

(iii) pay to the Master Servicer, for the benefit of the Master Servicer and any Subservicers, an amount equal to the Primary Servicing Fees which are due and owing as of the close of business on the last day of the immediately preceding Settlement Period;

(iv) on a pro rata basis, based on the amounts owed, (A) pay to the Administrative Agent, for the benefit of the holders of the Class A Notes (excluding Class A Notes held by any Defaulting Lenders), Yield on such Class A Notes (excluding, for the avoidance of doubt, any Step-Up Fees) for the previous Yield Period and (B) pay to the Administrative Agent and each Managing Agent as Registered Owner of its Class A

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Note, as appropriate, an amount equal to all other Financing Costs related to such Class A Notes (other than amounts owed with respect to Step-Up Fees or with respect to Financing Costs of a type described in clause (ii), (iv), (v) or (vi) of the definition thereof);

(v) [reserved];

(vi) first, pay to the Capitalized Interest Account, any amount required to cause the amount on deposit in the Capitalized Interest Account to equal the Required Capitalized Interest Account Balance and second, to the Reserve Account, any amount required to cause the amount on deposit in the Reserve Account to equal the Reserve Account Specified Balance;

(vii) following the replacement of the Master Servicer, pay to the replacement Master Servicer the reasonable expenses and charges resulting from the transition in servicing, to the extent such costs have not been paid by the predecessor Master Servicer; provided, that amounts paid under this clause (vii) shall not exceed $300,000;

(viii) if an Exiting Facility Group Amortization Period has begun and is continuing, provided no Amortization Event or Termination Event has occurred and is continuing and the Minimum Asset Coverage Requirement is satisfied before and after giving effect to such payment, pay to the Administrative Agent for the benefit of each Exiting Facility Group its ratable share of the Principal Distribution Amount until each Class A Note of each Exiting Facility Group has been paid in full;

(ix) pay to the Administrative Agent for the benefit of the Note Purchasers, the Principal Distribution Amount (to the extent not distributed pursuant to clause (viii) above) in accordance with their Pro Rata Shares;

(x) first, pay to the replacement Master Servicer any amounts described in clause (vii) above which were not previously paid due to the limitation specified in the proviso to such clause (vii), and second, pay to the Administrative Agent, for the benefit of the Note Purchasers of Class A Notes (excluding Class A Notes held by Defaulting Lenders), on a pro rata basis if necessary, any Step-Up Fees and Yield Protection due and owing pursuant to this Agreement as of the close of business on the last day of the immediately preceding Settlement Period;

(xi) pay to the Lockbox Banks, the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Co-Valuation Agents, the Conduit Lenders, the LIBOR Lenders, the Managing Agents, the Alternate Lenders, the Program Support Providers and any Affected Party, on a pro rata basis if necessary, any amounts due and owing and not previously paid pursuant to clause (ii) above and any Trust Indemnified Amounts due and owing pursuant to this Agreement or any other Transaction Document as of such Settlement Date;

(xii) pay to the Administrative Agent (i) for the benefit of the Defaulting Lenders any Yield, Step-Up Fees, principal or Yield Protection due and owing and not paid above and (ii) for the benefit of all the Note Purchasers, the Administrative Agent,

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the Managing Agents and the Program Support Providers, an amount equal to any other Obligations (other than principal, Yield or Step-Up Fees of any Class A Notes) which are accrued and owing as of the close of business on the last day of the immediately preceding Settlement Period;

(xiii) pay to the Administrative Agent for the benefit of each Exiting Facility Group, to the extent not paid in clause (viii) or (ix) above, pro rata, an amount up to the Aggregate Note Balance of each Exiting Facility Group’s Class A Note until each Class A Note of each Exiting Facility Group has been paid in full;

(xiv) pay to the Administrator, reimbursements of any out-of-pocket costs and expenses relating to the administration of the Trust or paid on behalf of the Trust, including fees paid to the Rating Agencies on behalf of the Trust, to the extent not previously paid;

(xv) pro rata, pay to SLM Corporation in repayment of any SLM Indemnified Amounts paid by it pursuant to Section 8.02(b) and pay to the Administrator in repayment of any amounts paid by it pursuant to Section 10.08;

(xvi) pay to the Master Servicer, for the benefit of the Master Servicer and any Subservicers, an amount equal to any other amounts due and payable to them including Carryover Servicing Fees, if any, which are accrued and unpaid as of the close of business on the last day of the immediately preceding Settlement Period;

(xvii) so long as no Amortization Period or Termination Event exists or would result therefrom, pay to the Administrative Agent for deposit into the Administration Account to fund new purchases of Eligible FFELP Loans;

(xviii) during a Revolving Period, solely to the extent requested by the Administrator as a prepayment of the Class A Notes in an amount up to the Aggregate Note Balance, pay to the Administrative Agent for the account of the applicable Note Purchasers in accordance with their Pro Rata Shares until the Aggregate Note Balance of the Class A Notes is paid in full;

(xix) pay to SLM Corporation in repayment of accrued interest on and the unpaid principal balance borrowed under the Revolving Credit Agreement;

(xx) if the Administrative Agent has received written notice that any amounts are owed to a former Facility Group under the Guaranty and Pledge Agreement, to pay to the Managing Agent for such former Facility Group any remaining funds up to the amounts then owed under the Guaranty and Pledge Agreement;

(xxi) pay to the applicable parties, for any contingent amounts due and owing under the Churchill Bluemont Note Purchase Agreement due to the application of the survival provisions of Section 10.05 of the Churchill Bluemont Note Purchase Agreement; and

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(xxii) if so requested by the Administrator (and so long as (A) no Valuation Step-Up Event, Amortization Event or Termination Event has occurred and is continuing and no Potential Termination Event described in Section 7.02(f) or (g) has occurred and is continuing and (B) there is no unresolved dispute as described in Section 2.25(e) as to the Applicable Percentage to be applied with respect to such Settlement Period), to pay to the holder of the Excess Distribution Certificate, any Available Funds remaining after the payment in full of each of the foregoing items.

(c) Any funds deposited into the Administration Account for the purpose of purchasing or financing Eligible FFELP Loans or prepayment of the Class A Notes shall be disbursed pursuant to a written direction of the Administrator, on behalf of the Trust, or to the Administrative Agent, as applicable.

(d) In the event that there are insufficient Available Funds to pay the amounts set forth in clauses (ii) through (iv) of Section 2.05(b) due and payable on such date and if no Servicer Advance has been made and no funds withdrawn from the Reserve Account or the Capitalized Interest Account to pay such amounts, and an Excess Collateral Advance could be made in accordance with the terms hereof, then the Trust shall request an Excess Collateral Advance in the amount necessary to pay such amounts.

(e) On each Settlement Date, prior to making the deposits and distributions specified in Section 2.05(b), the Administrative Agent shall pay, from funds on deposit in the Collection Account, any accrued and unpaid amounts due and owing to the Department or any Guarantor, including, without limitation, any Floor Income Rebate Fees and Monthly Rebate Fees, as directed by the Administrator on behalf of the Trust (or if the Administrator fails to provide such direction, as provided by the Administrative Agent) pursuant to the Monthly Report, on which the Administrative Agent may conclusively rely.

Section 2.06. Capitalized Interest Account and Reserve Account.

(a) On or prior to the Closing Date, the Trust shall establish and maintain, or cause to be established and maintained, the Capitalized Interest Account. The Capitalized Interest Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Capitalized Interest Account shall be in the name of the Trust for the benefit of the Administrative Agent, on behalf of the Secured Creditors. Neither the Trust nor the Administrator shall have any withdrawal rights from the Capitalized Interest Account. If at any time a Capitalized Interest Account Funding Event occurs, the Trust shall request a Capitalized Interest Advance in an amount equal to the applicable Maximum Advance Amount for such Advance and deposit the proceeds thereof into the Capitalized Interest Account. In the event that a Capitalized Interest Account Funding Event occurs solely with respect to one or more Maturity Non-Renewing Facility Groups, such Advance shall be requested solely from such Maturity Non-Renewing Facility Groups. Thereafter, on each Settlement Date, the Administrator shall cause to be deposited into the Capitalized Interest Account from Available Funds pursuant to Section 2.05(b)(vi) such additional amounts as are necessary to cause the amount on deposit in the Capitalized Interest Account to be equal to the Required Capitalized Interest Account Balance calculated as of the last day of the related Settlement Period. Funds on deposit in the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Capitalized Interest Account may be invested from time to time in Eligible Investments in accordance with Section 2.08. The Administrative Agent shall apply funds on deposit in the Capitalized Interest Account as described in Section 2.07(a).

(b) On or prior to the Closing Date, the Administrator shall establish and maintain, or cause to be established and maintained, the Reserve Account by depositing into the Reserve Account cash or Eligible Investments equal to the Reserve Account Specified Balance as of the date of the initial Advance hereunder. The Reserve Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the Secured Creditors. The Reserve Account shall be in the name of the Trust for the benefit of the Administrative Agent, on behalf of the Secured Creditors. Neither the Trust nor the Administrator shall have any withdrawal rights from the Reserve Account. On each Advance Date, the Trust shall deposit into the Reserve Account from proceeds of each Advance the amount, if any, necessary to bring the balance in such account up to the Reserve Account Specified Balance. Thereafter, on each Settlement Date, the Administrator shall cause to be deposited into the Reserve Account from Available Funds pursuant to Section 2.05(b)(vi) such additional amounts as are necessary to cause the amount on deposit in the Reserve Account to be equal to the Reserve Account Specified Balance calculated as of the last day of the related Settlement Period. Funds on deposit in the Reserve Account may be invested from time to time in Eligible Investments in accordance with Section 2.08. The Administrative Agent shall apply funds on deposit in the Reserve Account as described in Section 2.07(b).

Section 2.07. Transfers from the Capitalized Interest Account and Reserve Account.

(a) To the extent there are insufficient Available Funds in the Collection Account to pay the amounts set forth in clauses (ii) through (iv) of Section 2.05(b) in accordance with the provisions of Section 2.05 on any Settlement Date (without giving effect to any amounts owing under clause (iv)(B) of Section 2.05(b) to any Defaulting Lender which has failed to fund its Pro Rata Share of any Capitalized Interest Advance), the Administrative Agent shall transfer to the Collection Account moneys held by the Administrative Agent in the Capitalized Interest Account, to the extent available for distribution on the specified day, to pay the amounts set forth in clauses (ii) through (iv) of Section 2.05(b) (other than amounts owing under clause (iv)(B) of Section 2.05(b) to any Defaulting Lender which has failed to fund its Pro Rata Share of any Capitalized Interest Advance) in the priority set forth in Section 2.05.

(b) To the extent there are insufficient Available Funds in the Collection Account to pay the amounts set forth in clauses (ii) through (iv) of Section 2.05(b) in accordance with the provisions of Section 2.05 on any Settlement Date (after taking into account any amounts transferred to the Collection Account pursuant to Section 2.07(a)), the Administrative Agent shall transfer to the Collection Account moneys held by the Administrative Agent in the Reserve Account, to the extent available for distribution on the specified day, to pay the amounts set forth in clauses (ii) through (iv) of Section 2.05(b) in the priority set forth in Section 2.05.

(c) To the extent, as of the end of any Settlement Period, there are funds on deposit in the Reserve Account in excess of the Reserve Account Specified Balance calculated as of the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

end of such Settlement Period (giving effect to any purchase of Additional Student Loans between the end of such Settlement Period and the related Settlement Date) or there are funds on deposit in the Capitalized Interest Account in excess of the Required Capitalized Interest Account Balance calculated as of the end of such Settlement Period, then the Administrative Agent shall withdraw such excess funds from the relevant account and deposit it into the Collection Account to be used as Available Funds on the related Settlement Date. In addition, the Administrative Agent shall withdraw and apply funds from the Capitalized Interest Account as and when required in accordance with Section 2.21(b).

Section 2.08. Management of Trust Accounts.

(a) All funds held in the Trust Accounts, including investment earnings thereon, shall be invested at the direction of the Administrator in Eligible Investments having a maturity date not later than the next date on which any distributions are to be made from funds on deposit in such Trust Accounts; provided, however, that from and after the Termination Date, the Administrative Agent shall have the sole right to restrict the maturities of any investments held in the Trust Accounts and to direct the withdrawal of any such investments for the purposes of paying the amounts described in Section 2.05(b), including, without limitation, any unpaid principal and Financing Costs on the Class A Notes. All investment earnings (net of losses) on such Eligible Investments shall be credited to the applicable Trust Accounts. In the event that the Administrator shall have failed to give investment directions to the Administrative Agent by 11:00 a.m. on any Business Day on which there may be uninvested cash deposited in any Trust Account, the Administrative Agent shall have no obligation to invest such funds and shall not be liable for any lost potential investment earnings.

(b) Bank of America, N.A. (“Bank of America”), in its capacity as Securities Intermediary or depositary bank with respect to each Trust Account, hereby agrees with the Trust and the Administrative Agent that (i) each of the Trust Accounts is either a securities account or deposit account maintained at Bank of America; provided, however, that if, at any time, the rating assigned to Bank of America is downgraded below “A-1” by S&P, the Administrative Agent shall, in cooperation with the Administrator, promptly (but in no event longer that 60 days from the time of such downgrade), at no cost to the Trust, transfer each of the Trust Accounts to another financial institution which has either a long-term senior unsecured debt rating of “A+” or better or a short-term senior unsecured debt or certificate of deposit rating of “A-1” or better by S&P, (ii) each item of property (whether investment property, financial asset, security, cash or instrument) credited to any Trust Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC to the extent any such Trust Account is a securities account, (iii) Bank of America shall treat the Administrative Agent as entitled to exercise the rights that comprise each financial asset credited to the Trust Accounts, (iv) Bank of America shall comply with entitlement orders originated by the Administrative Agent with respect to any of the foregoing accounts that is a securities account and shall comply with instructions directing the disposition of funds originated by the Administrative Agent with respect to any of the foregoing accounts that is a deposit account, in each case without the further consent of any other person or entity, (v) except as otherwise provided in subsection (a) of this Section, Bank of America shall not agree to comply with entitlement orders or instructions directing the disposition of funds originated by any person or entity other than the Administrative Agent, (vi) the Trust Accounts, and all property credited to such accounts shall not be subject to any lien,

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

security interest, right of set-off or encumbrance in favor of Bank of America in its capacity as Securities Intermediary or depositary bank or anyone claiming through Bank of America as Securities Intermediary or depositary bank (other than the Administrative Agent), and (vii) the agreement herein between Bank of America and the Administrative Agent shall be governed by the laws of the State of New York and the jurisdiction of Bank of America, in its capacity as Securities Intermediary or depositary bank with respect to each Trust Account, shall be the State of New York for purposes of the UCC. Each term used in this Section 2.08(b) and in Section 2.08(c) and defined in the New York UCC shall have the meaning set forth in the New York UCC.

(c) No Eligible Investment held in the Trust Accounts in the form of an instrument or certificated security as defined in the New York UCC in the possession of the Securities Intermediary (i) shall be subject to any other security interest or (ii) shall constitute proceeds of any property subject to such third party’s security interest.

(d) The Trust agrees to report as its income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Trust Accounts.

(e) Any investment of any funds in the Trust Accounts shall be made under the following terms and conditions:

(i) any such investment of funds shall be made in Eligible Investments which will mature no later than the next Settlement Date (or such shorter periods as the Administrative Agent may direct); and

(ii) with respect to each of the investments credited to any of the Trust Accounts, the Administrative Agent for the benefit of the Secured Creditors shall have a first priority perfected security interest in such investment, perfected by control to the extent permitted under Article 9 of the UCC.

(f) The Administrative Agent shall not in any way be held liable by reason of any insufficiency in the Trust Accounts resulting from losses on investments made in accordance with the provisions of this Agreement (but the institution serving as Administrative Agent shall at all times remain liable for its own debt obligations, if any, constituting part of such investments).

(g) With respect to each of the Trust Accounts that is a “securities account” as defined in Section 8-501(a) of the UCC (each, a “Securities Account”), the Securities Intermediary hereby confirms and agrees that:

(i) all securities, financial assets or other property credited to the Securities Accounts shall be registered in the name of the Securities Intermediary by a clearing corporation or other securities intermediary and as to which the Securities Intermediary is entitled to exercise the rights that comprise any financial assets credited to such Securities Account, indorsed to the Securities Intermediary in blank or credited to another Securities Account maintained in the name of the Securities Intermediary, and in no case shall any financial asset credited to any Securities Account be registered in the name of the Trust, payable to the order of the Trust or specially indorsed to the Trust;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) all securities and other property delivered to the Securities Intermediary pursuant to this Agreement shall be promptly credited to the appropriate Securities Account;

(iii) each Securities Account is an account to which financial assets are or may be credited;

(iv) except for the claims and interest of the Administrative Agent and of the Trust in the Securities Accounts and without independent investigation of any kind, the Securities Intermediary does not know of any claim to, or interest in, any Securities Account or in any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited thereto; if any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Administrative Agent and the Trust thereof upon receiving notice or other actual knowledge thereof.

(h) Each party hereto acknowledges that the Securities Intermediary constitutes a “securities intermediary” within the meaning of Section 8-102(a)(14) of the UCC with respect to each Securities Account and constitutes a “bank” within the meaning of Section 9-102(a)(8) of the New York UCC with respect to each Trust Account that is a “deposit account.”

Section 2.09. [Reserved].

Section 2.10. Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Trust of all of the covenants and obligations to be performed by it pursuant to this Agreement and each other Transaction Document, the Trust (and the Eligible Lender Trustee, in its capacity as titleholder to the Trust Student Loans) (i) on the Original Closing Date assigned (and hereby reaffirms such assignment) to the Administrative Agent, and Granted (and hereby reaffirms such Grant) to the Administrative Agent a security interest in, all of its right, title and interest in (but none of its obligations under), each of the Transaction Documents, including all rights and remedies thereunder (excluding any rights and remedies of the Trust under the Revolving Credit Agreement); and (ii) on the Original Closing Date further Granted (and hereby reaffirms such Grant) to the Administrative Agent on behalf of the Secured Creditors (and their respective successors and assigns), a security interest in all of the Trust’s and the Eligible Lender Trustee’s, on behalf of the Trust, right, title and interest in the following property, whether now owned or existing or hereafter arising or acquired and wheresoever located:

(a) all Trust Student Loans;

(b) all Collections from Trust Student Loans, including, without limitation, all Interest Subsidy Payments, Special Allowance Payments, borrower payments and reimbursements of principal and accrued interest on default claims received and to be received from any Guarantor;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(c) all Eligible Investments, funds and accrued earnings thereon held in the Trust Accounts;

(d) all Records relating to any of the foregoing items;

(e) all supporting obligations, liens securing any of the foregoing, money and claims and other rights under insurance policies relating to any of the foregoing;

(f) all accounts, general intangibles, payment intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts and all other property and interests in property of the Trust or the Eligible Lender Trustee, on behalf of the Trust, whether tangible or intangible; and

(g) all proceeds of any of the foregoing (collectively, along with the right and title to and interest of the Trust (and the Eligible Lender Trustee, in its capacity as titleholder to the Trust Student Loans) in the Transaction Documents pursuant to clause (i) above and all proceeds thereof, the “Pledged Collateral”).

The Trust and the Eligible Lender Trustee agree that the foregoing sentence is intended to grant in favor of the Administrative Agent, on behalf of the Secured Creditors, a first priority continuing lien and security interest in all of the Trust’s (and the Eligible Lender Trustee’s in its capacity as titleholder to the Trust Student Loans) personal property from and after the Original Closing Date. Each of the Trust and the Eligible Lender Trustee authorizes the Administrative Agent and its counsel to file UCC financing statements in form and substance satisfactory to the Eligible Lender Trustee, describing the collateral as all or any portion of the Pledged Collateral, including describing the collateral as all personal property of the Trust. In addition, at the request of the Administrative Agent, the Trust shall file or cause to be filed, and authorizes the Administrative Agent to file, UCC financing statement assignments assigning to the Administrative Agent any financing statement showing the Trust as secured party with respect to the Pledged Collateral. The Trust further confirms and agrees that the Administrative Agent shall have, following the occurrence or declaration of the Termination Date, the sole right to enforce the Trust’s rights and remedies under the Transaction Documents with respect to the Pledged Collateral for the benefit of the Secured Creditors, but without any obligation on the part of the Administrative Agent or any other Secured Creditor or any of their respective Affiliates, to perform any of the obligations of the Trust under the Transaction Documents.

Section 2.11. Evidence of Debt.

Each Managing Agent shall maintain a Note Account (the “Note Account”) on its books in which shall be recorded (a) all Advances owed to each related Lender in its related Facility Group by the Trust pursuant to this Agreement, (b) the Aggregate Note Balance of the Class A Note held by or on behalf of its related Facility Group, (c) all payments of principal and Financing Costs made by the Trust on such Class A Note, and (d) all appropriate debits and credits with respect to its related Facility Group as provided in this Agreement including, without limitation, all fees, charges, expenses and interest. All entries in each Managing Agent’s Note

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Account shall be made in accordance with such Managing Agent’s customary accounting practices as in effect from time to time. The entries in the Note Account shall be conclusive and binding for all purposes, absent manifest error. Any failure to so record or any errors in doing so shall not, however, limit or otherwise affect the obligation of the Trust to pay any amount owing with respect to the Class A Notes or any of the other Obligations.

Section 2.12. Payments by the Trust.

All payments to be made by the Trust shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by, or on behalf of, the Trust for the account of a Conduit Lender, a LIBOR Lender, an Alternate Lender or a Program Support Provider, as the case may be, shall be made to the Administrative Agent, for further credit to an account designated by such Conduit Lender, LIBOR Lender, Alternate Lender or Program Support Provider or its related Managing Agent, in United States dollars. Such payments (other than amounts already on deposit in the Collection Account) shall be made in immediately available funds to the Administrative Agent no later than 12:00 noon on the date specified herein and the Administrative Agent shall forward such amounts to such Conduit Lender, LIBOR Lender, Alternate Lender or Program Support Provider no later than 1:00 p.m. on the date specified herein. Payments shall be applied in the order of priority specified in Section 2.05(b). Any payment which is received later than 1:00 p.m. (other than payments from amounts already on deposit in the Collection Account) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

Section 2.13. Payment of Stamp Taxes, Etc. Subject to any limitations set forth in Section 2.20, the Trust agrees to pay any present or future stamp, mortgage, value-added, court or documentary taxes or any other excise or property taxes, charges or similar levies imposed by any federal, state or local governmental body, agency or instrumentality (hereinafter referred to as “Other Applicable Taxes”) relating to this Agreement, any of the other Transaction Documents or any recordings or filings made pursuant hereto and thereto.

Section 2.14. Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Note Purchaser shall obtain on account of the Class A Notes owned by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Pro Rata Share (or other share contemplated hereunder), such Note Purchaser shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Note Purchasers such participations made by them as shall be necessary to cause such purchasing Note Purchaser to share the excess payment pro rata (based on the Pro Rata Share of each Note Purchaser) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Note Purchaser, such purchase shall to that extent be rescinded and each other Note Purchaser shall repay to the purchasing Note Purchaser the purchase price paid therefor, together with an amount equal to such paying Note Purchaser’s ratable share (according to the proportion of (i) the amount of such paying Note Purchaser’s required repayment to (ii) the total amount so recovered from the purchasing Note Purchaser) of any interest or other amount paid or payable by the purchasing Note Purchaser in respect of the total amount so recovered. The Trust agrees that any Note Purchaser so purchasing a participation from another Note Purchaser may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

participation as fully as if such Note Purchaser was the direct creditor of the Trust in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify each Managing Agent following any such purchases or repayments.

Section 2.15. Yield Protection.

(a) If (i) any Regulatory Change (including a change to Regulation D under the Securities Act):

(A) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board), special deposit, insurance assessment, or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any Affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of an Affected Party, or credit extended to or participated in by any Affected Party;

(B) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

(C) shall impose any other condition, cost or expense affecting this Agreement or any portion of the Obligations owed or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to pay any portion of its unused Commitment or to provide funding therefor (other than any condition or expense resulting from the gross negligence or willful misconduct of such Affected Party);

(D) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or any successor thereto) assesses deposit insurance premiums or similar charges; or

(E) subject any Affected Party to any tax of any kind whatsoever (except for Other Taxes or Other Applicable Taxes covered by Sections 2.13 and 2.20 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Affected Party) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (ii) an Accounting Based Consolidation Event shall at any time occur,

and the result of any of the foregoing is or would be:

(A) to increase the cost to or to impose a cost in any material amount on an Affected Party funding or making or maintaining any portion of the Obligations, or any purchases, reinvestments or loans or other extensions of credit under the Program Support Agreement or any Transaction Document or any commitment of such Affected Party with respect to the foregoing;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(B) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or under any Program Support Agreement or any Transaction Document with respect thereto;

(C) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under any Program Support Agreement or arising in connection herewith to a level below that which the Affected Party could otherwise have achieved; or

(D) to cause an internal capital charge or other imputed cost upon such Affected Party, which in the sole determination of such Affected Party is allocable to the Trust or the transactions contemplated in this Agreement;

then on or before the 30th day following the date of demand by such Affected Party (which demand shall be accompanied by a statement setting forth in reasonable detail the basis of such demand), the Trust shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or charge or such reduction; provided, that such additional amount or amounts shall not be payable with respect to any period in excess of 90 days prior to the date of demand by the Affected Party unless (1) the effect of the Regulatory Change or Accounting Based Consolidation Event is retroactive by its terms to a period prior to the date of the Regulatory Change or Accounting Based Consolidation Event, as applicable, in which case any additional amount or amounts shall be payable for the retroactive period but only if the Affected Party provides its written demand not later than 90 days after such Regulatory Change or Accounting Based Consolidation Event; or (2) the Affected Party reasonably and in good faith did not believe the Regulatory Change or Accounting Based Consolidation Event resulted in such an additional or increased cost or charge or such a reduction during such prior period. Each Affected Party agrees that the Trust shall not be asked to pay amounts which the Affected Party’s similarly situated customers are not being requested to pay.

(b) Each Affected Party will promptly notify the Administrator and the Administrative Agent of any event of which it has actual knowledge which will entitle such Affected Party to any compensation pursuant to this Section; provided, however, no failure or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

(c) In determining any amount provided for or referred to in this Section, an Affected Party may use any reasonable averaging or attribution methods that it (in its sole discretion exercised in good faith) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this Section shall submit to the Administrator and the Administrative Agent a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of manifest error, be conclusive and binding upon the Trust and the Administrative Agent.

(d) If any Affected Party has or anticipates having any claim for compensation from the Trust pursuant to this Section 2.15, and such Affected Party believes that having the Facility

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

publicly rated by one or more credit rating agencies would reduce the amount of such compensation by an amount deemed by such Affected Party to be material, then such Affected Party or a Managing Agent on its behalf shall provide written notice to the Trust and the Administrator (a “Ratings Request”) that such Affected Party intends to request a public rating of the Facility from one or more credit rating agencies selected by such Affected Party and reasonably acceptable to Trust, of at least “AA” or the equivalent (the “Required Ratings”). Unless the Trust has caused the assignment of all of such Affected Parties’ rights and obligations under this Agreement pursuant to Section 2.21(a), each of the Trust and the Administrator agrees that it shall cooperate with such Affected Party’s efforts to obtain the Required Ratings, including entering into reasonably requested amendments and other modifications to the Transaction Documents, and shall provide the applicable credit rating agencies (either directly or through distribution to the Administrative Agent or such Affected Party) any information reasonably requested by such credit rating agencies for purposes of providing and monitoring the Required Ratings. The relevant Affected Party shall pay the initial fees payable to the credit rating agencies for providing the ratings and the Trust shall pay all ongoing fees payable to the credit rating agencies for their continued monitoring of the ratings. Nothing in this Section 2.15(d) shall preclude any Affected Party from demanding compensation from Issuer pursuant to Section 2.15(a) hereof at any time and without regard to whether the Required Ratings shall have been obtained, or shall require any Affected Party to obtain any ratings on the Facility prior to demanding any such compensation from the Trust.

Section 2.16. Extension of Liquidity Expiration Date and Scheduled Maturity Date.

(a) Extension of Liquidity Expiration Date. Provided that no Amortization Period or Termination Event shall have occurred and be continuing, the Trust, acting through the Administrator, may, at any time during the period which is no greater than 90 days or less than 45 days immediately preceding the Liquidity Expiration Date (as such date may have been previously extended pursuant to this Section 2.16(a)), request that the then applicable Liquidity Expiration Date be extended for an additional period of 364 days; provided, however, that the Liquidity Expiration Date shall not be extended past the Scheduled Maturity Date. Any such request shall be in writing and delivered to each Managing Agent and the Administrative Agent. None of the Lenders, Managing Agents or Facility Groups shall have any obligation to extend the Liquidity Expiration Date at any time. Any such extension of the Liquidity Expiration Date with respect to a Lender shall be effective only upon the written agreement of the Trust, the Managing Agent for such Lender’s Facility Group, such Lender and, if applicable, the related Conduit Lender. Each Managing Agent will (on behalf of its related Note Purchasers) respond to any such request by providing a response to the Trust and the Administrative Agent within the earlier of (i) 30 days of its receipt of such request and (ii) 30 days prior to the then-effective Liquidity Expiration Date; provided, however, that if any Facility Group determines that it will not extend the Liquidity Expiration Date prior to the response date set forth above, the related Managing Agent shall notify the Administrator as soon as practicable after such determination has been made. Any failure by a Managing Agent to respond by the later of the dates set forth in clause (i) and (ii) of the preceding sentence shall be deemed to be a rejection of the requested extension by such Managing Agent and the related Lenders in its Facility Group. If one or more Managing Agents does not extend the Liquidity Expiration Date and the Administrator fails to arrange for the assignment of the Commitment of any Liquidity Non-Renewing Facility Group pursuant to Section 2.21(e) within the time designated therein, the Liquidity Expiration Date

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

shall not be extended for all Facility Groups and the Non-Renewal Step-Up Rate shall increase as provided in the Lenders Fee Letter. For the avoidance of doubt, in the event that the Liquidity Expiration Date is not extended, each Facility Group, including any Liquidity Non-Renewing Facility Group, shall continue to make Advances in accordance with the terms of this Agreement in an amount not to exceed the amount of each Facility Group’s unused Commitment until the earliest of the occurrence of an Amortization Event, a Termination Event or the Scheduled Maturity Date.

(b) Extension of Scheduled Maturity Date. Provided that no Amortization Event or Termination Event shall have occurred and be continuing, the Trust, acting through the Administrator, may, at any time during the period which is no greater than 90 days or less than 45 days immediately preceding the Scheduled Maturity Date (as such date may have been previously extended pursuant to this Section 2.16(b)), request that the then applicable Scheduled Maturity Date be extended for an additional period of up to 364 days. Any such request shall be in writing and delivered to each Managing Agent and the Administrative Agent. None of the Lenders, Managing Agents or Facility Groups shall have any obligation to extend the Scheduled Maturity Date at any time. Any such extension of the Scheduled Maturity Date with respect to a Lender shall be effective only upon the written agreement of the Trust, the Managing Agent for such Lender’s Facility Group, such Lender and, if applicable, the related Conduit Lender. Each Managing Agent will (on behalf of its related Note Purchasers) respond to any such request by providing a response to the Trust and the Administrative Agent within the later of (i) 30 days of its receipt of such request and (ii) 30 days prior to the then-effective Scheduled Maturity Date; provided, however, that if any Facility Group determines that it will not renew its Commitment prior to the response date set forth above, the related Managing Agent shall notify the Administrator as soon as practicable after such determination has been made. Any failure by a Managing Agent to respond by the later of the dates set forth in clause (i) and (ii) of the preceding sentence shall be deemed to be a rejection of the requested extension by such Managing Agent and the related Lenders in its Facility Group. If one or more Managing Agents (but less than all) does not extend the Scheduled Maturity Date, the provisions of Section 2.21(b) shall apply with respect to its Facility Group and the Scheduled Maturity Date shall be extended with respect to the remaining Facility Groups. Notwithstanding the foregoing, in connection with each extension of the Scheduled Maturity Date as provided herein, the Trust shall provide an Opinion of Counsel to the effect that each Advance evidenced under the Class A Notes will constitute indebtedness for United States federal income tax purposes.

Section 2.17. Servicer Advances.

In the event that, on the Settlement Date relating to any Settlement Period, the amount on deposit in the Collection Account which is allocable to the payment of amounts described in Sections 2.05(b)(ii) through (iv) due and payable on such Settlement Date is not sufficient to pay such amounts, the Master Servicer may, if permitted pursuant to its Servicing Agreement, make an advance in an amount equal to such insufficiency to the extent it believes such Servicer Advance will be recoverable.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 2.18. Release and Transfer of Pledged Collateral.

(a) The Administrative Agent hereby agrees, and is hereby authorized, to release its lien on that portion of the Pledged Collateral transferred from the Trust to the Depositor or the Servicer as a result of purchases or repurchases (including substitutions) of Trust Student Loans pursuant to the Sale Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement, any Purchase Agreement or any Servicing Agreement; provided, however, that with respect to a repurchase of a Student Loan pursuant to the Sale Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement or a Purchase Agreement that is not a Permitted Release covered by clause (b) below, it shall be a condition to such release that the Administrative Agent shall have received cash into the Administration Account in an amount equal to the sum of (i) the product of the Applicable Percentage (determined as if each Student Loan were an Eligible FFELP Loan) multiplied by the Principal Balance of such Student Loan and (ii) any amount previously drawn under the Revolving Credit Agreement to purchase such Student Loan (as reduced by any payments of principal received on such Student Loan, proportionately, based on the portion of the purchase price of such Student Loan financed under the Revolving Credit Agreement) or, in the case of any substitution, the Trust shall have received new Eligible FFELP Loans with a Principal Balance equal to or greater than the Principal Balance of the Student Loans being released and the tests set forth in Section 2.18(b)(ii)(B) and (C) shall be satisfied; and provided further, that with respect to purchases of Student Loans by a Servicer required or expressly permitted as a result of the related Servicing Agreement that is not a Permitted Release covered by clause (b) below, the Administrative Agent has received cash into the Administration Account in an amount equal to that set forth in Section 3.05(a) of the Servicing Agreement or, in the case of any substitution, the Trust shall have received new Eligible FFELP Loans with a Principal Balance equal to or greater than the Principal Balance of the Student Loans being released and the tests set forth in Section 2.18(b)(ii)(B) and (C) shall be satisfied.

(b) In addition, the Administrative Agent hereby further agrees, and is hereby authorized, to release its lien on that portion of the Pledged Collateral transferred from the Trust to the Depositor or an Affiliate thereof in connection with a Permitted Release. The release of the Administrative Agent’s security interest in any Released Collateral pursuant to this Section 2.18(b) shall be subject to the following conditions precedent unless the Required Managing Agents (or following a Termination Event or Amortization Event or with respect to a failure to satisfy condition (ii)(B) below, all of the Managing Agents exclusive of any Managing Agent for any Distressed Lender) have waived such condition (and by transferring the Pledged Collateral the Trust shall be deemed to have certified that all such conditions precedent are satisfied):

(i) such release shall be a Permitted Release,

(ii) before and after giving effect to such release and to any simultaneous acquisition of Trust Student Loans at such time,

(A) there shall not exist any Amortization Event, Servicer Default, Termination Event or Potential Termination Event;

(B) the Asset Coverage Ratio is greater than or equal to 100%; and

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(C) the Weighted Average Remaining Term in School shall be less than 24 months,

(iii) three Business Days prior to any such release that is a Take Out Securitization, a Fair Market Auction, a Whole Loan Sale, a Permitted SPE Transfer, a Permitted Seller Buy-Back, a Permitted Excess Collateral Release or a Servicer Buy-Out, the Trust, acting through the Administrator, shall have delivered a notice describing the Trust Student Loans proposed to be released substantially in the form and substance of Exhibit F attached hereto (a “Notice of Release”) to the Administrative Agent, certifying that the foregoing conditions described in clause (ii) above shall have been satisfied in connection therewith, together with a pro forma report in the form attached hereto as Exhibit G, demonstrating compliance with the conditions described in clause (ii) above,

(iv) on or prior to such Permitted Release, the Trust shall have deposited (I) into the Administration Account cash in an amount equal to the sum of (A) the product of the Applicable Percentage (determined as if each Trust Student Loan proposed to be released were an Eligible FFELP Loan) multiplied by the Principal Balance of each Trust Student Loan proposed to be released and (B) any amount previously drawn under the Revolving Credit Agreement to purchase such Student Loan (as reduced by any payments of principal received on such Student Loan, proportionately, based on the portion of the purchase price of such Student Loan financed under the Revolving Credit Agreement) and (II) into the Collection Account cash in an amount equal to all Financing Costs (including Step-Up Fees) due and not paid as of the most recent Settlement Date, and

(v) if such release involves Trust Student Loans with an aggregate Principal Balance of more than $500,000,000, the Trust, acting through the Administrator, shall have made the required deliveries under Section 2.25(f).

(c) Within five Business Days after each release of collateral hereunder in connection with a Take Out Securitization, the Trust, acting through the Administrator, shall deliver to the Administrative Agent a reconciliation statement (the “Release Reconciliation Statement”) which shall include an updated calculation, based on actual figures, in the form attached as Exhibit H, confirming that the Minimum Asset Coverage Requirement was satisfied before and after giving effect to the related release. If the Release Reconciliation Statement shows that the value of the released Trust Student Loans was greater than the value provided on the Notice of Release, then the Trust shall deposit such difference into the Administration Account.

(d) No more than once per calendar month during a Revolving Period, on any date between the delivery of the monthly Valuation Report during such month and the Settlement Date occurring during such month, so long as the Minimum Asset Coverage Requirement is satisfied and no Exiting Facility Group Amortization Period exists, the Trust shall be permitted to dividend, distribute or otherwise transfer Trust Student Loans to the holder of the Excess Distribution Certificate with an aggregate Principal Balance in an amount that would not cause a failure to satisfy the Minimum Asset Coverage Requirement; provided, however, that (i) if the aggregate Principal Balance of the Trust Student Loans to be transferred exceeds $500,000,000, then the Trust shall only be permitted to transfer such Trust Student Loans on or after the third (3rd) Business Day following the delivery of the information described in Section 2.25(f); and (ii)

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the Trust shall have deposited into the Collection Account an amount equal to all Financing Costs (including Step-Up Fees) due and not paid as of the most recent Settlement Date. The Administrative Agent hereby agrees, and is hereby authorized, to release its lien on that portion of the Pledged Collateral transferred from the Trust to the holder of the Excess Distribution Certificate as a Permitted Release and the provisions of Section 2.18(b) (excluding clause (iv)(I)(A) thereof) shall apply to such release.

(e) The Administrative Agent hereby further agrees, and is hereby authorized, to release its lien on any remaining portion of the Pledged Collateral upon payment in full of the Aggregate Note Balance of all Class A Notes Outstanding and all other Obligations and termination of all Commitments of the Lenders hereunder.

Section 2.19. Effect of Release.

Upon the satisfaction of the conditions in Section 2.18, all right, title and interest of the Administrative Agent in, to and under such Released Collateral shall terminate and revert to the Trust, its successors and assigns, and the right, title and interest of the Administrative Agent in such Released Collateral shall thereupon cease, terminate and become void; and, upon the written request of the Trust, acting through its Administrator, its successors or assigns, and at the cost and expense of the Trust, the Administrative Agent, acting through the Administrator, shall deliver and, if necessary, execute such UCC-3 financing statements and releases prepared by and submitted to the Administrative Agent for authorization as are necessary or reasonably requested in writing by the Trust, acting through the Administrator, to terminate and remove of record any documents constituting public notice of the security interest in such Released Collateral granted hereunder being released.

Section 2.20. Taxes.

(a) All payments made by the Trust under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding any U.S. federal taxes (other than federal withholding taxes on interest), net income taxes and franchise taxes or branch profit taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, any Managing Agent, any Lender or any Program Support Provider as a result of a present or former connection between the Administrative Agent, the Syndication Agent, each Co-Valuation Agent, any Managing Agent, such Lender or any Program Support Provider and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent, any Managing Agent, such Lender or any Program Support Provider having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Transaction Document) (collectively, the “Excluded Taxes”). If any non-Excluded Taxes, levies, imposts, duties, charges, fees of any kind, deductions, withholdings or assessments (including, but not limited to any current or future stamp as documentary taxes or any other excise or property taxes, charges or similar levies, but excluding Excluded Taxes) (“Other Taxes”) are required to be withheld from any amounts payable to the Administrative Agent, the Syndication Agent, each Co-Valuation Agent, any

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Managing Agent, any Lender or any Program Support Provider hereunder, the amounts so payable to the Administrative Agent, any Managing Agent, such Lender or any Program Support Provider shall be increased to the extent necessary to yield to the Administrative Agent, the Syndication Agent, each Co-Valuation Agent, any Managing Agent, such Lender or any Program Support Provider (after payment of all Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Trust shall not be required to increase any such amounts payable to any Lender with respect to (i) any Other Taxes that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender’s assignor (if any) was entitled, at the time of the assignment, to receive additional amounts from the Trust with respect to such Other Taxes pursuant to this paragraph or (ii) Other Taxes to the extent the Administrative Agent, Managing Agent or Lender will receive a refund or realize the benefit of a credit or reduction in taxes or amount owed to any taxing jurisdiction. To be entitled to receive additional amounts for Other Taxes, the Administrative Agent, Managing Agent or Lender must certify to the Trust that, based upon advice from one of its inside or outside tax advisors, such Administrative Agent, Managing Agent or Lender does not reasonably expect to receive a refund or realize the benefit of a credit or reduction in taxes or amount owed to any taxing jurisdiction as a result of such Other Taxes.

(b) In addition, the Trust shall pay to the relevant Governmental Authority in accordance with applicable law all Other Taxes imposed upon the Administrative Agent, any Managing Agent, such Lender or any Program Support Provider that arise from any payment made hereunder or from the execution, delivery, or registration of or otherwise similarly with respect to, this Agreement.

(c) Whenever any Other Taxes are payable by the Trust, the Administrative Agent or the applicable Managing Agent shall promptly notify the Trust in writing and as soon as practicable, but no later than 30 days thereafter, the Trust shall send to the Administrative Agent for its own account or for the account of the Syndication Agent, any Co-Valuation Agent, any Managing Agent, any Program Support Provider or relevant Lender, as the case may be, a certified copy of an original official receipt received by the Trust showing payment thereof. The Trust agrees to indemnify the Administrative Agent, any Managing Agent, any Program Support Provider and each Lender within 10 days after demand therefor from and against the full amount of the Other Taxes arising out of this Agreement (whether directly or indirectly) imposed upon or paid by the Administrative Agent, any Managing Agent, any Program Support Provider or such Lender and any liability (including penalties, interest, and expenses arising with respect thereto), regardless of whether such Other Taxes were correctly or legally asserted by the relevant Governmental Authority; provided, that such Lender shall have provided the Trust with evidence, setting forth in reasonable detail, of payment of such Other Taxes, and the certification required in clause (a) above.

(d) Each Lender (or transferee) that is not a “U.S. Person” as defined in section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Trust and the Administrative Agent and its Managing Agent two copies of either U.S. Internal Revenue Service form W-8BEN or form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from the withholding of U.S. federal income tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” both a form W-8BEN and a certificate substantially in the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

form of Exhibit I (a “2.20(d) Certificate”) or any subsequent versions thereof or successors thereto, in all cases properly completed and duly executed by such Non-U.S. Lender, claiming complete exemption from withholding of U.S. federal income tax on all payments by the Trust under this Agreement. Such forms shall be delivered by each Non-U.S. Lender at least five Business Days before the date of the initial payment to be made pursuant to this Agreement by the Trust to such Lender. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Trust at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Trust (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision in this paragraph, a Non-U.S. Lender shall not be required to deliver any subsequent form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(e) For any period with respect to which a Lender has failed to provide the Trust, the Administrative Agent or its Managing Agent with the appropriate form, certificate or other document described in Section 2.20(d) (unless such failure is due to a change in treaty, law or regulation, or any interpretation or administration thereof by any Governmental Authority, occurring after the date on which a form, certificate or other document originally was required to be provided), such Lender shall not be entitled to indemnification of additional amounts under Section 2.20 with respect to Other Taxes by reason of such failure; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Other Taxes because of its failure to deliver a form required hereunder, the Trust shall take such steps as such Lender shall reasonably request to recover such Other Taxes.

(f) A Lender which is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Trust is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Trust (with a copy to the Administrative Agent), at the time or times prescribed by the applicable law or reasonably requested by the Trust, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate; provided, that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(g) In cases in which the Trust makes a payment under this Agreement to a U.S. Person with knowledge that such U.S. Person is acting as an agent for a foreign person, the Trust will not treat such payment as being made to a U.S. Person for purposes of Treas. Reg. § 1.1441-1(b)(2)(ii) (or a successor provision) without the express written consent of such U.S. Person.

(h) Each Lender hereby agrees that, upon the occurrence of any circumstances entitling such Lender to indemnification or additional amounts pursuant to this Section 2.20, such Lender shall use reasonable efforts to designate a different lending office if the making of such a change would avoid the need for, or materially reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(i) If a Lender receives a refund or realizes the benefit of a credit or reduction in respect of any Other Taxes as to which the Lender has been indemnified by the Trust, or with respect to which the Trust has paid an additional amount hereunder, the Lender shall, within 30 days after the date of such receipt or realization, pay over the amount of such refund or credit (to the extent so attributable, but only to the extent of indemnity payments made, or additional amounts paid, by the Trust under this Section with respect to the taxes or Other Taxes giving rise to such refund or credit) to the Trust, net of all out-of-pocket expenses of such Lender related to claiming such refund or credit, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit); provided, however, that (i) the Lender, acting in good faith, will be the sole judge of the amount of any such refund, credit or reduction and of the date on which such refund, credit or reduction is received, (ii) the Lender, acting in good faith, shall have absolute discretion as to the order and manner in which it employs or claims tax refunds, credits, reductions and allowances available to it and (iii) the Trust agrees to repay the Lender, upon written request from the Lender, as the case may be, the amount of such refund, credit or reduction received by the Trust, plus any penalties, interest or other charges imposed by the relevant Governmental Authority, in the event and to the extent, the Lender is required to repay such refund, credit or reduction to any relevant Governmental Authority.

(j) Notwithstanding any other provision of this Agreement, in the event that a Lender is party to a merger or consolidation pursuant to which such Lender no longer exists or is not the surviving entity (but excluding any change in the ownership of such Lender), any taxes payable under applicable law as a result of such change shall be considered Excluded Taxes to the extent such taxes are in excess of the taxes that would have been payable had such change not occurred.

(k) Within 30 days of the written request of the Trust therefor, the applicable Lender shall execute and deliver to the Trust such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Trust in applying for refunds of taxes remitted hereunder; provided, that nothing in this Section 2.20 shall be construed to require any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Trust or any other Person.

(l) The Trust and each Lender will treat the Class A Notes as debt for U.S. federal income tax purposes.

(m) If a payment made to a Note Purchaser under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Note Purchaser were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), the Managing Agent for such Note Purchaser shall deliver to the Trust and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Trust or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Trust or the Administrative Agent as may be necessary for the Trust and the Administrative Agent to comply with its obligations under FATCA, to determine that such Note Purchaser has or has not complied with such Note Purchaser’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(n) The agreements in this Section shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

Section 2.21. Replacement or Repayment of Facility Group.

(a) Departing Facility Group. In the event that (i) the Trust is required to pay amounts under Section 2.15, 2.20 or 10.08 or Article VIII of this Agreement that are particular to an individual Lender, a Program Support Provider or its Managing Agent, (ii) the Administrator reasonably determines that, as a result of a Conduit Lender issuing CP outside the United States commercial paper market, the funding costs for such Conduit Lender are materially higher than for other Lenders, (iii) a Program Support Termination Event occurs with respect to a Program Support Provider, (iv) a Lender becomes a Distressed Lender or (v) any Affected Party or a Managing Agent on its behalf delivers a Ratings Request, then the Trust may require, at its sole expense and effort, upon notice to such Lender, Program Support Provider or other Affected Party or to the applicable Managing Agent, that the Managing Agent for such Lender, Program Support Provider or other Affected Party assign, without recourse, to one or more financial institutions designated by the Administrator, on behalf of the Trust, all of the rights and obligations hereunder of all, or with the consent of the related Managing Agent, the applicable, Lenders, Program Support Providers or other Affected Parties within such Facility Group in accordance with Section 10.04; provided, that in the case of any such assignment resulting from a claim for compensation or a Ratings Request under Section 2.15 or payments required to be made pursuant to Section 2.20, such assignment will result in a reduction in such compensation or payments thereafter or a Ratings Request no longer being outstanding, as the case may be; and provided, further that all amounts owing to any member of the Departing Facility Group shall have been paid in full immediately upon the effectiveness of such assignment.

A Managing Agent shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by the affected Lender, Program Support Provider, or Managing Agent or otherwise, the circumstances entitling the Trust to require such assignment and delegation cease to apply. Each member of the Departing Facility Group shall cooperate fully with the Trust in effecting any such assignment.

(b) Maturity Non-Renewing Facility Group. In the event that one or more Managing Agents (but less than all) gives notice that its Facility Group will not extend the Scheduled Maturity Date pursuant to Section 2.16(b), then the Trust, acting through the Administrator, may request that each such Managing Agent arrange for an assignment to one or more entities and financial institutions designated by the Administrator, acting on behalf of the Trust, of all of the rights and obligations hereunder of such Maturity Non-Renewing Facility Group in accordance with Section 10.04. If the Managing Agent does not comply with such request within ten Business Days of such request, then the Administrator, on behalf of the Trust, may arrange for an assignment to one or more existing Facility Groups or replacement Facility Groups of all of the rights and obligations hereunder of the Maturity Non-Renewing Facility Group in accordance with Section 10.04. Each member of the Maturity Non-Renewing Facility Group shall cooperate fully with the Administrator in effecting any such assignment. If the Administrator is unable to arrange such an assignment prior to the Scheduled Maturity Date, then the Commitment of the Maturity Non-Renewing Facility Group to make new Advances hereunder shall terminate on the relevant Scheduled Maturity Date; provided, that the Maturity

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Non-Renewing Facility Group shall make a Capitalized Interest Advance in an amount equal to the lesser of (i) its Pro Rata Share of the Capitalized Interest Account Unfunded Balance and (ii) such Maturity Non-Renewing Facility Group’s unused Commitment on the Business Day prior to its Scheduled Maturity Date, for deposit into the Capitalized Interest Account; provided further, that the Maturity Non-Renewing Facility Group will continue to make Advances in an amount not to exceed the amount of such Maturity Non-Renewing Facility Group’s unused Commitment until its Scheduled Maturity Date. The Exiting Facility Group Amortization Period for the Maturity Non-Renewing Facility Group shall begin on its Scheduled Maturity Date. So long as the Exiting Facility Group Amortization Period for such Maturity Non-Renewing Facility Group has not terminated pursuant to clause (i) or (ii) of the definition thereof, at such time as all other Advances made by such Maturity Non-Renewing Facility Group have been paid in full, the aggregate amount of all Capitalized Interest Advances made by the Maturity Non-Renewing Facility Group shall be repaid to such Maturity Non-Renewing Facility Group to reduce its portion of the Aggregate Note Balance to zero.

(c) [Reserved].

(d) Termination of the Exiting Facility Group Amortization Period. The Exiting Facility Group Amortization Period with respect to any Exiting Facility Group shall terminate upon the occurrence of an Amortization Event or Termination Event. After the occurrence of either such event, the Exiting Facility Group shall be entitled to payment with respect to the Aggregate Note Balance pro rata with other Note Purchasers in accordance with Section 2.05(b) or Section 7.03, as applicable.

(e) Liquidity Non-Renewing Facility Group. In the event that one or more Managing Agents gives notice that its Facility Group will not extend the Liquidity Expiration Date pursuant to Section 2.16(a), then the Trust, acting through the Administrator, may request that each such Managing Agent arrange for an assignment to one or more entities and financial institutions designated by the Administrator, acting on behalf of the Trust, of all of the rights and obligations hereunder of such Liquidity Non-Renewing Facility Group in accordance with Section 10.04. If the Managing Agent does not comply with such request within ten Business Days of such request, then the Administrator, on behalf of the Trust, may arrange for an assignment to one or more existing Facility Groups or replacement Facility Groups of all of the rights and obligations hereunder of the Liquidity Non-Renewing Facility Group in accordance with Section 10.04. Each member of the Liquidity Non-Renewing Facility Group shall cooperate fully with the Administrator in effecting any such assignment. If the Administrator is unable to arrange such an assignment prior to the Liquidity Expiration Date, then the Liquidity Expiration Date shall not be extended with respect to all Facility Groups. For the avoidance of doubt, in the event that the Liquidity Expiration Date is not extended, each Facility Group, including any Liquidity Non-Renewing Facility Group, shall continue to make Advances in accordance with the terms of this Agreement in an amount not to exceed the amount of each Facility Group’s unused Commitment until the earliest of the occurrence of an Amortization Event, a Termination Event or the Scheduled Maturity Date.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 2.22. Notice of Amendments to Program Support Agreements.

Each Managing Agent shall provide the Trust and the Administrator with written notice of any amendment to the Program Support Agreements executed in connection with this Agreement if such amendment is reasonably expected by such Managing Agent to result in any material increase in costs or expenses for the Trust or otherwise materially impact the Trust.

Section 2.23. Lender Holding Account.

(a) Each Non-Rated Lender must, at the time such Lender becomes a party hereto (or, if a Lender hereunder subsequently becomes a Non-Rated Lender, within ten Business Days of the time it becomes a Non-Rated Lender), and any other Lender may, in its sole discretion at any time, make an advance (such advance, the “Lender Holding Deposit”) to the Administrative Agent in an amount equal to its Pro Rata Share of the Capitalized Interest Account Unfunded Balance (such amount, the “Required Holding Deposit Amount”). Upon receipt of any such Lender Holding Deposit, the Administrative Agent shall deposit such funds into a trust account maintained at a Qualified Institution (each such account, a “Lender Holding Account”), in the name of such Holding Account Lender and referencing the name of the Trust. The Lender Holding Account shall be maintained as a segregated account at the Administrative Agent, and shall be under the sole dominion and control of the Administrative Agent, on behalf of the applicable Holding Account Lender and the Trust. The Lender Holding Account shall not be deemed to be a Trust Account for purposes of this Agreement, but shall be deemed to be property of the Holding Account Lender held for the benefit of the Trust as described herein, and neither the Administrator nor the Trust shall have any rights to withdraw funds from such Lender Holding Account or any interest in or rights to the earnings thereon. Thereafter, until the release and termination of such Lender Holding Account under clause (b) below, any Capitalized Interest Advance to be made by such Holding Account Lender shall be made by withdrawing funds from such Lender Holding Account. Each of the applicable Holding Account Lender and the Trust hereby grants to the Administrative Agent full power and authority, on behalf of the Trust and the applicable Holding Account Lender, to withdraw funds from the applicable Lender Holding Account in order to honor such Holding Account Lender’s obligations to fund any Capitalized Interest Advance.

(b) Each Lender Holding Account with respect to any Holding Account Lender, once established, shall continue to be maintained until the earliest of (i) the assignment by such Lender of all of its rights pursuant to Section 10.04 hereof, (ii) such Lender receiving a short-term unsecured indebtedness rating of at least “A-1” by S&P and “Prime-1” by Moody’s, (iii) such Lender obtaining a guarantee or letter of credit that causes it to cease to be a Holding Account Lender, (iv) the funding of a Capitalized Interest Advance through a withdrawal of funds from such Lender Holding Account that satisfies in full such Holding Account Lender’s obligation to fund further Capitalized Interest Advances and (v) the payment in full of the Aggregate Note Balance and the termination of the Commitments hereunder. Upon any of the events described in clauses (i) through (v) of the immediately preceding sentence, the Administrative Agent, at the times and in the manner requested by the Holding Account Lender, shall sell, liquidate or otherwise transfer the investments on deposit in the applicable Lender Holding Account to such accounts as the Holding Account Lender may request, and release to the Holding Account Lender any remaining funds on deposit in such Lender Holding Account. If, due to a reduction in or partial assignment of Commitments of the Holding Account Lender, the amounts on deposit in its Lender Holding Account exceed the applicable Required Holding Deposit Amount, the Administrative Agent shall, at the request of such Holding Account Lender, release such excess to such Holding Account Lender.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(c) From and after the establishment of a Lender Holding Account until one of the events described in clauses (i) through (v) of the first sentence of Section 2.23(b), the Administrative Agent shall continue to maintain such Lender Holding Account and shall, at the direction of the applicable Holding Account Lender, from time to time invest and reinvest the funds on deposit in such Lender Holding Account in Eligible Investments having a maturity not greater than those permitted for funds in the Trust Accounts under Section 2.08(a). The funding of a Lender Holding Deposit shall not be considered an Advance or part of the Aggregate Note Balance for any purpose under this Agreement, including for purposes of calculating any Yield or Non-Use Fees owed to the Facility Groups hereunder or under the Lenders Fee Letter, as applicable. The Administrative Agent shall remit or cause to be remitted to the Managing Agent for each relevant Holding Account Lender, on each Settlement Date or on such other dates on which the Administrative Agent and such Managing Agent mutually agree, all realized investment earnings earned or received in connection with the investment of such funds on deposit in the Lender Holding Account of such Holding Account Lender so long as the release of such earnings would not cause the amount on deposit in the Lender Holding Account to be less than the Required Holding Deposit Amount. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor the Trust shall have any liability for any loss arising from any investment or reinvestment made by it in accordance with, and pursuant to, the provisions hereof.

Section 2.24. Deliveries by Administrative Agent.

The Administrative Agent agrees that it will forward to the Managing Agents each of the following, promptly after receipt thereof: (a) the annual Administrator’s statement delivered to the Administrative Agent pursuant to Section 3.02(a) of the Administration Agreement and (b) any notice of a change in the location of the records of a Servicer delivered to the Administrative Agent pursuant to Section 2.03 of the Servicing Agreement.

Section 2.25. Mark-to-Market Valuation.

(a) In accordance with the Valuation Agent Agreement, the Administrator shall provide to the Co-Valuation Agents and, upon request, to each Managing Agent, no later than (i) the fifth calendar day of each month, a collateral tape reflecting the portfolio of Trust Student Loans as of the end of the immediately preceding calendar month and (ii) if required under the Valuation Agent Agreement, the fifth calendar day after each Valuation Date, a collateral tape reflecting the portfolio of Trust Student Loans as of such Valuation Date (provided, that portfolio information from subservicers may not be available). Pursuant to the Valuation Agent Agreement, on or before the fifth Business Day after receipt of such collateral tape, each Co-Valuation Agent will deliver to the Administrative Agent two mark-to-market valuations of the Trust Student Loans based on such collateral tape. The Administrative Agent shall deliver to the Administrator, each Managing Agent and the Co-Valuation Agents on or before the Business Day following receipt of the mark-to-market valuations from the Co-Valuation Agents, a Valuation Report setting forth (i) the mark-to-market valuations submitted by the Co-Valuation Agents and (ii) the resulting Applicable Percentage determined in accordance with the Valuation Agent Agreement.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) If any Managing Agent disagrees at any time with the mark-to-market valuation stated in the Valuation Report by more than 0.25% (e.g., such Managing Agent believes that a different percentage, which is at least 0.25% less than the mark-to-market valuation set forth in such Valuation Report, should be used to reflect the market value of the Trust Student Loans), such Managing Agent shall submit a notice of such dispute in writing together with such Managing Agent’s own good faith valuation to each Co-Valuation Agent, the Administrative Agent and the Administrator within two Business Days after receipt of the related Valuation Report. In such event, the Co-Valuation Agents shall be required to negotiate with such Managing Agent in good faith to determine an agreed upon mark-to-market valuation within three Business Days after receipt of such notice. If the Co-Valuation Agents do not reach an agreement with the Managing Agent within such three Business Day period, the mark-to-market valuation to be used for determining the new Applicable Percentage shall be the average of the mark-to-market valuations submitted by the Co-Valuation Agents and such Managing Agent.

(c) If the Administrator disagrees at any time with the mark-to-market valuation stated in the Valuation Report by more than 0.25% (e.g., the Administrator believes that a different percentage, which is at least 0.25% greater than the mark-to-market valuation set forth in such Valuation Report, should be used to reflect the market value of the Trust Student Loans), the Administrator shall submit a notice of such dispute in writing to the Administrative Agent and each Co-Valuation Agent within two Business Days after receipt of the related Valuation Report. The Co-Valuation Agents shall be required to negotiate with the Administrator in good faith to determine an agreed upon mark-to-market valuation within three Business Days after receipt of such notice. At the end of such period, each Co-Valuation Agent shall resubmit its good faith valuation (adjusted, to the extent applicable, following such negotiation) to the Administrative Agent and the mark-to-market valuation to be used for determining the new Applicable Percentage shall be the average of the mark-to-market valuations submitted by the Co-Valuation Agents.

(d) During the pendency of any dispute described in clause (b) or (c) above, the Applicable Percentage to be applied shall be the disputed Applicable Percentage set forth in the Valuation Report; provided, however, that to the extent the Administrator has disputed the Applicable Percentage, the Administrator, on behalf of the Trust, shall cause to be transferred into the Administration Account amounts, if any, required for the Asset Coverage Ratio to not be less than 100.00% based on the disputed Applicable Percentage, which amounts shall be maintained therein until such dispute is resolved, at which time the Administrator, on behalf of the Trust, may, if the dispute is resolved at a higher valuation, withdraw the portion of such payment that is no longer required to satisfy the condition that the Asset Coverage Ratio not be less than 100.00% and release such amount to the Trust. To the extent an Applicable Percentage changes due to a mark-to-market valuation or otherwise, all new Eligible FFELP Loans shall thereafter be sold to the Trust using such revised Applicable Percentages. With respect to all Eligible FFELP Loans then owned by the Trust, the Administrator, on behalf of the Trust, shall cure any deficiency resulting from the Asset Coverage Ratio being less than 100.00% due to a mark-to-market valuation, by causing cash or Eligible Investments to be contributed, or by causing Eligible FFELP Loans to be transferred, to the Trust by the fifth Business Day following

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the date of adjustment of the Applicable Percentage and deliver an updated calculation of the Asset Coverage Ratio on such Business Day demonstrating that the Asset Coverage Ratio will not be less than 100.00% after giving effect to such cure.

(e) No amounts shall be paid to the holder of the Excess Distribution Certificate pursuant to Section 2.05(b)(xxii) until any dispute as to the Applicable Percentage is resolved and, if applicable, any additional amounts required to be deposited into the Administration Account to satisfy the Minimum Asset Coverage Requirement shall have been deposited therein.

(f) In connection with any Permitted Release under Section 2.18 involving a release of Trust Student Loans with an aggregate Principal Balance of more than $500,000,000, the Trust, acting through the Administrator, shall deliver to each Co-Valuation Agent either (i) summary statistics of the Pledged Collateral being released, together with a copy of a collateral tape describing the released assets, to the extent such a tape has been prepared and delivered to any third parties in connection with such release, or (ii) an updated collateral tape reflecting the portfolio of Trust Student Loans after giving effect to such release. The Trust, acting through the Administrator, shall also use commercially reasonable efforts to provide, with reasonable promptness, such other information as may be reasonably requested by any Managing Agent in connection with such release. Any Managing Agent may request that a mark-to-market valuation be conducted in connection with such release in accordance with and subject to the terms of the Valuation Agent Agreement.

(g) The parties agree that, for purposes of this Agreement and the Valuation Agent Agreement, delivery of any collateral tape shall be effective if (i) the same is posted through the Administrator’s customary file transfer protocols as in effect on the Closing Date (as such protocols may be modified in a manner mutually acceptable to the Administrator and the Co-Valuation Agents), and (ii) notice of such posting is given to the applicable recipient in accordance with Section 10.02.

Section 2.26. Inability to Determine Rates.

If the Required Managing Agents determine, for any reason in connection with any request for a LIBOR Advance, that (a) dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Tranche Period of such LIBOR Advance, (b) adequate and reasonable means do not exist for determining the LIBOR Base Rate for any requested Tranche Period with respect to a proposed LIBOR Advance, or (c) the LIBOR Base Rate for any requested Tranche Period with respect to a proposed LIBOR Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, the Administrative Agent will promptly so notify the Trust and each Lender. Thereafter, the obligation of the Lenders to make or maintain a LIBOR Advance shall be suspended until the Administrative Agent (upon the instruction of the Required Managing Agents) revokes such notice. Upon receipt of such notice, the Trust may revoke any pending request for a LIBOR Advance, or failing that, will be deemed to have converted such request into a request for Base Rate Advances in the amount specified therein.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 2.27. Calculation of Monthly Yield.

On or before the fifth calendar day after the last day of any Settlement Period, each Managing Agent shall notify the Administrator and the Administrative Agent of the Yield payable to its Facility Group on the succeeding Settlement Date together with, (i) if interest for any portion of any Class A Note for any portion of such Settlement Period is determined by reference to the CP Rate, the applicable CP Rate for such Settlement Period for the applicable Conduit Lender and if such CP Rate is calculated based on match-funding rather than pool funding, the Related LIBOR Rate applicable to such Conduit Lender; (ii) if interest for any portion of any Class A Note for any portion of such Settlement Period is determined by reference to the LIBOR Rate, such Managing Agent’s calculation of the applicable LIBOR Rate for such Settlement Period (which rate may be based on such Managing Agent’s good faith estimates of the LIBOR Rates to be in effect during the remainder of such Interest Accrual Period) and (iii) any Estimated Interest Adjustments owing in respect of the previous Settlement Date.

ARTICLE III.

THE CLASS A NOTES

Section 3.01. Form of Class A Notes Generally.

(a) The Class A Notes shall be in substantially the form set forth in Exhibit J with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Class A Notes, as evidenced by their execution of the Class A Notes.

(b) The Class A Notes shall be typewritten or printed.

(c) The Class A Notes shall be issuable only in registered form and with a maximum aggregate principal amount that, when aggregated with the maximum aggregate principal amounts of each other Outstanding Class A Note, will not be less than the Maximum Financing Amount. One Class A Note in the maximum aggregate principal amount equal to the Pro Rata Share of the Maximum Financing Amount of each Facility Group shall be registered in the name of the Managing Agent for such Facility Group.

(d) All Class A Notes shall be substantially identical except as to maximum denomination and except as may otherwise be provided in or pursuant to this Section.

Section 3.02. Securities Legend.

Each Note issued hereunder will contain the following legend:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY. THE REGISTERED OWNER HEREOF ACKNOWLEDGES THAT

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

THESE SECURITIES ARE “RESTRICTED SECURITIES” THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE TRUST AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTION OR (II) TO A PERSON IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT OR THAT IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ACQUIRING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE DEPOSITOR, THE ADMINISTRATOR, THE ADMINISTRATIVE AGENT AND THE ELIGIBLE LENDER TRUSTEE THAT: IT IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS; ITS ACQUISITION OF THIS NOTE IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

Section 3.03. Priority.

Except as permitted by Section 2.05(b), Section 2.21 or Section 7.03(b), all Class A Notes issued under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof and secured by the Pledged Collateral without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement. All payments of Financing Costs on the Class A Notes shall be made pro rata among all Outstanding Class A Notes based on the amount of Financing Costs owed on such Class A Notes, without preference or priority of any kind. Except as provided in Sections 2.05(b) and 2.21, payments of principal on the Class A Notes shall be made pro rata among all Outstanding Class A Notes, without preference or priority of any kind.

Section 3.04. Execution and Dating.

The Class A Notes shall be executed on behalf of the Trust by any of the Authorized Officers of the Eligible Lender Trustee. The signature of any of these officers on the Class A Notes may be manual or facsimile. Each Note shall be dated the date of its execution.

Section 3.05. Registration, Registration of Transfer and Exchange, Transfer Restrictions.

(a) The Trust shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the Class A Notes and for transfers of the Class A Notes. The Administrative Agent, acting solely for this purpose as agent for the Trust, shall serve as “Note Registrar” for the purpose of registering the Class A Notes and transfers of the Class A Notes as herein provided.

(b) Upon surrender for registration of transfer of any Note at the address of the Trust referred to in Exhibit M, the Trust shall execute and deliver in the name of the designated transferee or transferees, one or more new Class A Notes of any authorized denominations and of a like tenor and aggregate principal amount.

(c) At the option of the Registered Owner, Class A Notes may be exchanged for other Class A Notes of the same series and of like tenor in a maximum principal amount consistent with Section 3.01(c), upon surrender of the Class A Notes to be exchanged at such office or agency. Whenever any Class A Notes are so surrendered for exchange, the Trust shall execute and deliver the Class A Notes, which the Registered Owner making the exchange is entitled to receive.

(d) All Class A Notes issued upon any registration of transfer or exchange of Class A Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Class A Notes surrendered upon such registration of transfer or exchange.

(e) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Administrative Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Note Registrar duly executed, by the Registered Owner thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company, or by a member firm of a national securities exchange, and such other documents as the Administrative Agent may require. The Trust shall notify the Administrative Agent, as the Note Registrar, of each transfer or exchange of Class A Notes.

(f) No service charge shall be made for any registration of transfer or exchange of Class A Notes, but the Trust or the Administrative Agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Class A Notes.

Section 3.06. Mutilated, Destroyed, Lost and Stolen Class A Notes.

(a) If any mutilated Class A Note is surrendered to the Administrative Agent, the Trust shall execute and deliver in exchange therefor a new Class A Note of the same series and of like tenor and maximum principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Trust (i) evidence to the Trust’s satisfaction of the destruction, loss or theft of any Class A Note and (ii) such security or indemnity as may be required by them to hold the Trust and any of its agents, including the Administrative Agent and the Eligible Lender Trustee, harmless, then, in the absence of notice to the Trust that such Class A Note has been acquired by a bona fide purchaser, the Trust shall execute and deliver, in lieu of any such destroyed, lost or stolen Class A Note, a new Class A Note of the same series and of like tenor and principal amount and maximum principal amount and bearing a number not contemporaneously outstanding.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) In case any such mutilated, destroyed, lost or stolen Class A Note has become or is about to become due and payable, the Trust in its discretion may, instead of issuing a new Class A Note, pay such Class A Note.

(c) Upon the issuance of any new Class A Note under this Section, the Trust may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar) connected therewith.

(d) Every new Class A Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Class A Note shall constitute an original additional contractual obligation of the Trust, whether or not the destroyed, lost or stolen Class A Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Class A Notes duly issued hereunder.

(e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Class A Notes.

Section 3.07. Persons Deemed Owners.

Prior to due presentment of a Class A Note for registration of transfer, the Trust, the Administrative Agent and any agent of the Trust or the Administrative Agent may treat the Person in whose name such Class A Note is registered as the absolute owner of such Class A Note for the purpose of receiving payment of principal of and Financing Costs on such Class A Note and for all other purposes whatsoever, whether or not such Class A Note be overdue, and none of the Trust, the Administrative Agent or any agent of the Trust or the Administrative Agent shall be affected by notice to the contrary.

Section 3.08. Cancellation.

Subject to Section 3.05(b), all Class A Notes surrendered for payment, prepayment in whole, registration of transfer or exchange shall, if surrendered to any Person other than the Trust, be delivered to the Trust and shall be promptly cancelled by the Trust. The Trust may at any time cancel any Class A Notes previously delivered hereunder which the Trust may have acquired in any manner whatsoever, and may cancel any Class A Notes previously executed hereunder which the Trust has not issued and sold. No Class A Notes shall be executed and delivered in lieu of or in exchange for any Class A Notes cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Class A Notes held by the Trust shall be held or destroyed by the Trust in accordance with its standard retention or disposal policy as in effect at the time.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 3.09. CUSIP/DTC Listing.

Each of the Administrator, SLM Corporation and the Trust hereby covenants and agrees, at the request of any Lender, to take any actions reasonably requested by any such requesting Lender in order to obtain a CUSIP number for such Lender’s Class A Notes or to list such Lender’s Class A Notes on The Depository Trust Company (“DTC”); provided, however, that the Trust shall not be required to pay amounts under Section 2.15, 2.20 or 10.08 as a result of such action. The requesting Lender agrees to pay all costs and expenses (other than legal expenses) associated with obtaining any such CUSIP number or making such listing on DTC, and the Administrator agrees to pay all costs and expenses associated with any amendments to be made to this Agreement as determined to be reasonably necessary to accomplish the foregoing; provided further, that the parties hereto agree that no amendment fee in connection therewith will apply.

Section 3.10. Legal Final Maturity Date.

The Class A Notes shall be due and payable in full on the Legal Final Maturity Date.

ARTICLE IV.

CONDITIONS TO CLOSING DATE AND ADVANCES

Section 4.01. Conditions Precedent to Closing Date.

The parties hereto agree that the following conditions precedent to the purchase of the Class A Notes under the Initial Note Purchase Agreement on the Closing Date were represented by the Trust to have been satisfied on or prior to the Closing Date:

(a) the Administrative Agent shall have received on or before the Closing Date, the following documents and opinions, in form and substance satisfactory to the Administrative Agent and each Managing Agent:

(i) executed copies of the Transaction Documents and each Class A Note; provided, however, that the Servicing Agreement with Pennsylvania Higher Education Assistance Agency shall be approved as to form and legality and executed by all parties thereto on the Closing Date except for the Office of Attorney General of the Commonwealth of Pennsylvania, and shall be executed by the Office of Attorney General of the Commonwealth of Pennsylvania within 90 days after the Closing Date (or such later date that is consented to in writing by the Required Managing Agents); provided, further, that if such approval by the Office of Attorney General of the Commonwealth of Pennsylvania is not received within such 90 day (or longer) period, the Administrator shall take such further action as necessary to obtain such approval;

(ii) UCC-1 Financing Statements and UCC-3 amendments to Financing Statements;

(iii) Officer’s Certificates of each of the Eligible Lender Trustee, the Administrator, the Master Servicer, SLM Corporation, the Sellers, the Master Depositor, and the Depositor certifying, in each case, the articles of incorporation or equivalent organization document, certificate of formation, by-laws or the equivalent, board resolutions, good standing certificates and the incumbency and specimen signature of

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

each officer authorized to execute the Transaction Documents to which it is a party (on which certificates the Administrative Agent, Managing Agents and Note Purchasers may conclusively rely until such time as the Administrative Agent and the Managing Agents shall receive from the applicable Person a revised certificate meeting the requirements of this clause);

(iv) Officer’s Certificates of the Administrator and the Eligible Lender Trustee certifying that each of the Guarantee Agreements that have been provided to the Administrative Agent are true and correct copies thereof and remain in full force and effect;

(v) Opinions of counsel to the Trust, the Depositor, the Master Depositor, each Seller, the Administrator, the Master Servicer, SLM Corporation, and the Eligible Lender Trustee in form and substance acceptable to the Administrative Agent, with respect to, among other things: (A) the due organization, good standing and power and authority of each of the Transaction Parties; (B) the due authorization, execution and delivery of each of the Transaction Documents by the Transaction Parties party thereto; (C) the enforceability of each of the transaction documents against each of the Transaction Parties party thereto (in the case of the Servicing Agreement with Pennsylvania Higher Education Assistance Agency, upon the Office of Attorney General of the Commonwealth of Pennsylvania executing and delivering the same); (D) that all governmental consents or filings required under New York or federal law or applicable corporate law in connection with the execution, delivery and performance of the Transaction Documents have been made; (E) the absence of conflicts with organizational documents, laws, regulations, court orders or contracts arising from the execution, delivery and performance by the Transaction Parties of the Transaction Documents; (F) the exemption from registration of the Notes under the Securities Act; (G) the exemption of the Trust and the Depositor from registration under the Investment Company Act; (H) the validity and perfection of the security interests created under the Transaction Documents; (I) that each transfer of assets under the Purchase Agreements, the Conveyance Agreement and the Tri-Party Transfer Agreement constitutes a “true sale” in the event of the bankruptcy of the applicable Seller or, in the case of the Conveyance Agreement, the Master Depositor; (J) the priority of any security interests created under the Transaction Documents; (K) the non-consolidation of the assets and liabilities of the Depositor and the Trust with the Sellers, the Master Depositor, Sallie Mae, Inc. and SLM Corporation in the event of the bankruptcy of any such entity; and (L) the treatment of the Class A Notes as debt for federal income tax purposes and the classification of the Trust not as an association or otherwise taxable as a corporation for federal income tax purposes;

(vi) a schedule of all Trust Student Loans as of the Closing Date;

(vii) UCC search report results dated a date reasonably near the Closing Date listing all effective financing statements which name the Trust, any Seller, the Master Depositor, the Depositor or the Eligible Lender Trustee (under its present name or any previous names) in any jurisdictions where filings are to be made under clause (ii) above (or similar filings would have been made in the past five years);

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(viii) financing statement terminations on Form UCC-3, if necessary, to release any liens;

(ix) evidence of establishment of the Trust Accounts;

(x) evidence of any required certification from S&P and Moody’s with respect to pre-review Conduit Lenders;

(xi) such powers of attorney as the Administrative Agent or any Managing Agent shall reasonably request to enable the Administrative Agent to collect all amounts due under any and all of the Pledged Collateral;

(xii) a list of any pre-approved Lockbox Bank arrangements and copies of all related documentation;

(xiii) a letter from Moody’s stating that the Class A Notes have received a long term definitive rating of “Aaa”, subject to customary surveillance procedures; and

(xiv) a letter from S&P stating that the Class A Notes have received a long term definitive rating of “AAA”, subject to customary surveillance procedures;

(b) all fees due and payable to the Lead Arrangers, the Co-Valuation Agents, the Lenders, the Managing Agents, the Administrative Agent, the Syndication Agent and the Eligible Lender Trustee on the Closing Date shall have been paid;

(c) the Managing Agents shall have completed satisfactory due diligence on SLM Corporation and its Affiliates;

(d) the other FFELP Loan Facilities shall have closed contemporaneously;

(e) all outstanding obligations under the Churchill Note Purchase Agreements shall have been paid in full and the Churchill Note Purchase Agreements shall have terminated; and

(f) such other information, certificates, documents and actions as the Required Managing Agents and the Administrative Agent may reasonably request have been received or performed.

Section 4.02. Conditions Precedent to Advances.

(a) Conditions Precedent to All Advances. Each Advance (excluding any Capitalized Interest Advances) shall be subject to the further conditions precedent, unless waived by the Required Managing Agents (or, in the case of clauses (iv)(B)(1), (iv)(B)(2), (iv)(B)(4), (iv)(C), (iv)(D), (iv)(F), (v), (x) and (xi) below, waived by all of the Managing Agents exclusive of any Managing Agent for any Distressed Lender), that on the date of such Advance (and the Trust, by accepting the proceeds of such Advance, shall be deemed to have certified that all such conditions unless waived are satisfied on the date of such Advance):

(i) with respect to any Purchase Price Advance, the Eligible FFELP Loans are being (A) purchased by the Master Depositor from an Ongoing Seller pursuant to a Purchase Agreement, (B) then purchased by the Depositor or a Related SPE Seller from the Master Depositor pursuant to the Conveyance Agreement, (C) then, if applicable, purchased by the Depositor from a Related SPE Seller pursuant to the Tri-Party Transfer Agreement and (D) subsequently purchased by the Trust from the Depositor pursuant to the Sale Agreement;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) with respect to any Purchase Price Advance, on or prior to the Advance Date, the Trust shall cause to be delivered to the Administrative Agent copies of the relevant Purchase Agreement (except to the extent previously delivered), Conveyance Agreement (except to the extent previously delivered), Tri-Party Transfer Agreement (except to the extent previously delivered), Sale Agreement (except to the extent previously delivered), bills of sale and blanket endorsements, together with a Schedule of Trust Student Loans, and copies of all schedules, financing statements and other documents required to be delivered by the applicable Seller, the Master Depositor, the Related SPE Seller (if applicable) and the Depositor as a condition of purchase thereunder;

(iii) with respect to any Advance, on or prior to the Advance Date, the Trust shall cause to be delivered to the Administrative Agent an Advance Request at the time required in Section 2.02(b);

(iv) on the Advance Date, the following statements shall be true, and the Trust by accepting the amount of such Advance shall be deemed to have certified that:

(A) the representations and warranties contained in Article V are correct on and as of such day as though made on and as of such date, both before and after giving effect to such Advance (or, to the extent such representations and warranties speak as of a specific date, were true and correct on and as of such date);

(B) no event has occurred and is continuing, or would result from such Advance, which constitutes (1) a Termination Event, (2) a Servicer Default, (3) a Potential Termination Event, or (4) an Amortization Event;

(C) the Requested Advance Amount does not exceed the Maximum Advance Amount;

(D) there has occurred no event which could reasonably be determined to have a Material Adverse Effect with respect to the Trust;

(E) no law or regulation shall prohibit, and no order, judgment or decree of any Official Body shall prohibit or enjoin, the making of such Advances in accordance with the provisions hereof;

(F) the amount of money equal to any shortfall in the Reserve Account Specified Balance on such date shall be deposited into the Reserve Account on such date from the proceeds of such Advance; and

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(G) all covenants and agreements contained in the Transaction Documents, including the delivery of all reports required to be delivered thereunder, shall have been complied with by the Trust, subject to any applicable grace periods or waivers granted;

(v) the Termination Date shall not have been declared;

(vi) with respect to any Purchase Price Advance, the related Servicer, as bailee for the Administrative Agent for the benefit of the Secured Creditors, shall be in possession of the original Student Loan Notes or certified copies thereof, to the extent more than one loan is evidenced by such Student Loan Note, representing the Student Loans being financed with the proceeds of such Advance;

(vii) with respect to any Purchase Price Advance, all conditions precedent to the Trust’s acquisition of the Student Loans to be financed with the proceeds of such Advance (other than the payment of the purchase price therefor) shall have been satisfied;

(viii) no suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency, seeking to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the transactions contemplated hereby;

(ix) no statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof;

(x) after giving effect to such Advance, the Asset Coverage Ratio shall be greater than or equal to 100%;

(xi) [reserved];

(xii) the amount of such Advance, together with any amounts drawn under the Revolving Credit Agreement in connection with the purchase of the related Student Loans, shall, in the aggregate, be reasonably equal to the fair market value of such Student Loans;

(xiii) with respect to any Purchase Price Advance, after giving effect to the purchase by the Trust of the related additional Eligible FFELP Loans, the Weighted Average Remaining Term in School shall not be more than 24 months;

(xiv) except with respect to the initial Advance hereunder, the Requested Advance Amount for such Advance Date, together with the aggregate amount of all advances to be made under the other FFELP Loan Facilities on such Advance Date, shall not exceed $1,500,000,000;

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(xv) except with respect to the initial Advance hereunder, the sum of (A) the Requested Advance Amount on such Advance Date, (B) the aggregate amount of all advances to be made under the other FFELP Loan Facilities on such Advance Date, (C) the amount of all Advances already made during such calendar week and (D) the aggregate amount of all advances already made under the other FFELP Loan Facilities during such calendar week, shall not exceed $5,000,000,000; and

(xvi) there were no Financing Costs (including Step-Up Fees) due and not paid as of the most recent Settlement Date.

(b) Conditions Precedent to Capitalized Interest Advances. Each Capitalized Interest Advance shall be subject to the following conditions precedent, unless waived by each of the Managing Agents, that on the date of such Advance (and the Trust, by accepting the proceeds of such Advance, shall be deemed to have certified that all such conditions unless waived are satisfied on the date of such Advance):

(i) the Trust shall cause to be delivered to the Administrative Agent an Advance Request (and, if the Trust fails to deliver such Advance Request, the Administrative Agent shall prepare and deliver to the Managing Agents on the Trust’s behalf) at the time required in Section 2.02(b); and

(ii) on the Advance Date, the following statements shall be true, and the Trust by accepting the amount of such Advance shall be deemed to have certified that:

(A) the Requested Advance Amount for the Capitalized Interest Advance does not, in the aggregate, exceed the Maximum Advance Amount;

(B) no law or regulation shall prohibit, and no order, judgment or decree of any Official Body shall prohibit or enjoin, the making of such Advances in accordance with the provisions hereof;

(C) no Event of Bankruptcy shall have occurred with respect to the Trust; and

(D) the Scheduled Maturity Date shall not have occurred.

Section 4.03. Condition Subsequent to Advances (other than the Initial Advance).

Within five Business Days after each Advance other than the initial Advance, the Trust shall cause to be delivered to the Administrative Agent a reconciliation statement (the “Advance Reconciliation Statement”) which shall include an updated calculation, based on actual figures, and certification in the form attached as Exhibit L confirming that the Minimum Asset Coverage Requirement was satisfied after giving effect to the related Advance. If the Advance Reconciliation Statement shows that the actual value of the Trust Student Loans was less than the value provided on the pro forma certification or that the Minimum Asset Coverage Requirement was not satisfied as of the Advance Date, then the Trust shall deposit into the Administration Account an amount for each Trust Student Loan equal to the product of (a) the Applicable Percentage for such Trust Student Loan multiplied by (b) such difference in value. If

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the Advance Reconciliation Statement shows that the value of the Trust Student Loans was greater than the value provided on the pro forma certification, then the Administrative Agent shall release funds to the Depositor in an amount, for each Trust Student Loan, equal to the product of (x) the Applicable Percentage for such Trust Student Loan multiplied by (y) such difference in value from the following accounts in order and to the extent available: first, from the Administration Account and second, from the Collection Account. Before funds from the Collection Account may be used for this purpose, the Administrator must determine that the amounts on deposit in the Collection Account as of the date of payment (excluding any Special Allowance Payments or Interest Subsidy Payments received during the current Settlement Period) after any withdrawal for this purpose are sufficient to pay items (i) through (iv) in Section 2.05(b) of this Agreement due and payable on the next Settlement Date.

Section 4.04. Conditions Precedent to Addition of New Seller.

The addition of any new Seller to a Purchase Agreement shall be subject to the prior written consent of the Administrative Agent and the further conditions precedent that at least five Business Days prior to the first transfer of Eligible FFELP Loans from such Seller, the Trust or the Administrator shall have delivered copies of the following documents to the Administrative Agent and the Managing Agents in form acceptable to the Administrative Agent and the Required Managing Agents:

(i) Executed agreements adding the Seller (and, if applicable, the eligible lender trustee for such Seller) to a Purchase Agreement;

(ii) If applicable, an executed trust agreement with respect to the Seller and the Seller’s “Eligible Lender Trustee” (as defined in such trust agreement), to the extent the Seller will be transferring Student Loans with respect to which legal title is held by such trustee;

(iii) UCC, tax lien, pending suit and judgment searches against the Seller in the appropriate jurisdictions;

(iv) A good standing certificate and organizational documents certified by the Secretary of State of such Seller’s jurisdiction of organization, together with an officer’s certificate with respect to such Seller’s organizational documents and incumbency of officers in the form prepared for the initial Sellers;

(v) Evidence of filing of UCC financing statements reflecting the Seller and, to the extent applicable, its eligible lender trustee, in the form prepared for the initial Sellers in the appropriate jurisdiction; and

(vi) To the extent not already covered by a legal opinion of outside legal counsel given to the Administrative Agent, a legal opinion in form reasonably acceptable to the Administrative Agent with respect to true sale, non-consolidation, enforceability and security interest issues.

Section 4.05. Conditions Precedent to A&R Closing Date. The amendment and restatement of the Initial Note Purchase Agreement pursuant to this Agreement on the A&R

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Closing Date is subject to the conditions precedent, unless waived in writing by each of the Managing Agents (and the Trust and the Administrator, by executing this Agreement, shall be deemed to have certified that all such conditions precedent unless waived are satisfied on the A&R Closing Date), that:

(a) the Administrative Agent shall have received on or before the A&R Closing Date the following documents and opinions, in form and substance satisfactory to each Managing Agent:

(i) duly executed copies of the A&R Transaction Documents;

(ii) Officer’s Certificates of the Eligible Lender Trustee, the Administrator, the Master Servicer, SLM Corporation, each Seller, the Master Depositor, and the Depositor certifying, in each case the articles of incorporation or equivalent organization document, certificate of formation, by-laws or the equivalent (to the extent any of the foregoing has been amended or otherwise modified since the Original Closing Date), board resolutions with respect to the A&R Transaction Documents (and reconfirming that the resolutions delivered pursuant to Section 4.01(a)(iii) of the Initial Note Purchase Agreement have not been modified or revoked and are otherwise in full force and effect), good standing certificates and the incumbency and specimen signature of each officer authorized to execute the A&R Transaction Documents (on which certificates the Administrative Agent, the Managing Agents and the Note Purchasers may conclusively rely until such time as the Administrative Agent and the Managing Agents shall receive from the applicable Person a revised certificate meeting the requirements of this clause);

(iii) a pro forma calculation and certification by the Administrator establishing that the Minimum Asset Coverage Requirement is satisfied as of January 13, 2012 after giving effect to the amendments to the definition of “Applicable Percentage” reflected in the Side Letter on the A&R Closing Date;

(iv) Officer’s Certificates of the Administrator and (except in the case of subclause (B)) the Eligible Lender Trustee certifying a listing of each of the (A) Guarantee Agreements, (B) Servicing Agreements and (C) the Interim Trust Agreements relating to the Trust Student Loans as being true, correct and complete and that each such agreement remains in full force and effect, has not been amended or otherwise modified since the Original Closing Date and has been delivered to the Administrative Agent;

(v) Opinions of Counsel to the Trust, the Depositor, the Master Depositor, each Seller, the Administrator, the Master Servicer and SLM Corporation in form and substance acceptable to the Administrative Agent, with respect to: (A) the due organization, good standing and power and authority of each of the Transaction Parties; (B) the due authorization, execution and delivery of each of the A&R Transaction Documents by the Transaction Parties party thereto; (C) the enforceability of each of the A&R Transaction Documents against each of the Transaction Parties party thereto; (D) that all governmental consents or filings required under New York or federal law or applicable corporate law in connection with the execution, delivery and performance of the A&R Transaction Documents have been made or obtained; (E) the absence of

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

conflicts with organizational documents, laws, regulations, court orders or contracts arising from the execution, delivery and performance by the Transaction Parties of the A&R Transaction Documents; (F) the exemption from registration of the Class A Notes under the Securities Act; (G) the exemption of the Trust and the Depositor from registration under the Investment Company Act; and (H) the treatment of the Class A Notes as debt for federal income tax purposes and the classification of the Trust not as an association or otherwise taxable as a corporation for federal income tax purposes;

(vi) a schedule of all Trust Student Loans as of December 31, 2011; and

(vii) Opinion of Counsel to the Eligible Lender Trustee in form and substance acceptable to the Administrative Agent with respect to, among other things: (A) the due organization, good standing and power and authority of the Eligible Lender Trustee; (B) the due authorization, execution and delivery by the Eligible Lender Trustee of each of the A&R Transaction Documents to which it is a party; (C) the enforceability against the Eligible Lender Trustee of each of the A&R Transaction Documents to which it is a party; (D) that all governmental consents or filings required under New York or federal law or applicable corporate law in connection with the execution, delivery and performance of the A&R Transaction Documents by the Eligible Lender Trustee have been made; (E) the status of the Eligible Lender Trustee as an “Eligible Lender” under the FFELP Program; (F) the absence of conflicts with organizational documents, laws, regulations, court orders or contracts arising from the execution, delivery and performance by the Eligible Lender Trustee of the A&R Transaction Documents and (G) the absence of any pending or threatened proceedings that would have a material adverse effect on the obligations of the Eligible Lender Trustee under the A&R Transaction Documents;

(b) the Minimum Asset Coverage Requirement shall be satisfied;

(c) all fees due and payable to the Lead Arrangers, the Co-Valuation Agents, the Lenders, the Managing Agents, the Administrative Agent, the Syndication Agent and the Eligible Lender Trustee on or prior to the A&R Closing Date shall have been paid;

(d) the Managing Agents shall have completed satisfactory due diligence on the status of SLM Corporation’s current litigation and legal and regulatory compliance issues;

(e) after giving effect to any changes to the Aggregate Note Balance, the Capitalized Interest Account Specified Balance and the Maximum Financing Amount on the A&R Closing Date, the sum of (i) the Aggregate Note Balance and (ii) the Capitalized Interest Account Unfunded Balance shall not exceed the Maximum Financing Amount;

(f) the other FFELP Loan Facilities shall have closed contemporaneously;

(g) no Amortization Event, Termination Event, Servicer Default or, to the best of the Trust’s or the Administrator’s knowledge, Potential Termination Event has occurred and is continuing pursuant to the provisions of the Initial Note Purchase Agreement and after giving effect to the provisions of this Agreement, pursuant to this Agreement;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(h) the Administrator has withdrawn its request for Moody’s to rate the Class A Notes; and

(i) such other information, certificates, documents and actions as the Required Managing Agents and the Administrative Agent may reasonably request have been received or performed.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.01. General Representations and Warranties of the Trust. The Administrator (on behalf of the Trust) represents and warrants for the benefit of the Secured Creditors as follows on the Closing Date, on the A&R Closing Date, on the date of each Advance and on each Reporting Date that:

(a) The Trust is a statutory trust duly organized, validly existing and in good standing solely under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.

(b) The execution, delivery and performance by the Trust of this Agreement and all Transaction Documents to be delivered by it in connection herewith or therewith, including the Trust’s use of the proceeds of Advances,

(i) are within the Trust’s organizational powers,

(ii) have been duly authorized by all necessary organizational action,

(iii) do not contravene (A) the Trust’s organizational documents; (B) any law, rule or regulation applicable to the Trust; (C) any contractual restriction binding on or affecting the Trust or its property; or (D) any order, writ, judgment, award, injunction or decree binding on or affecting the Trust or its property,

(iv) do not result in a breach of or constitute a default under any indenture, agreement, lease or other instrument to which the Trust is a party,

(v) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (other than in favor of the Administrative Agent, for the benefit of the Secured Creditors, with respect to the Pledged Collateral), and

(vi) no transaction contemplated hereby or by the other Transaction Documents to which it is a party requires compliance with any bulk sales act or similar law.

(c) This Agreement and the other Transaction Documents to which it is named as a party have each been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust. The Class A Notes have been duly and validly authorized and, when executed and paid for in accordance with the terms of this Agreement, will be duly and validly issued and Outstanding, and will be entitled to the benefits of this Agreement.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(d) No permit, authorization, consent, license or approval or other action by, and no notice to or filing with, any Official Body is required for the due execution, delivery and performance by the Trust of this Agreement or any other Transaction Document to which it is a party, except for the filing of UCC financing statements which shall have been filed on or prior to the date of the initial Advance and except as may be required under non-U.S. law in connection with any future transfer of the Class A Notes.

(e) This Agreement and each other Transaction Document to which the Trust is a party constitute the legal, valid and binding obligations of the Trust, enforceable against the Trust in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(f) No Amortization Event, Termination Event, Servicer Default, or, to the best of the Trust’s knowledge, Potential Termination Event has occurred and is continuing.

(g) No Monthly Report, Valuation Report (but only to the extent that information contained therein is supplied by the Administrator on behalf of the Trust or by the Trust), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by or on behalf of the Trust to the Affected Parties in connection with this Agreement is or will be incorrect in any material respect as of the date it is or shall be dated.

(h) The Class A Notes will be characterized as debt for federal income tax purposes. The Trust has or has caused to be (i) timely filed all tax returns (federal, state and local) required to be filed, (ii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges and (iii) accounted for the sale and pledge of the Trust Student Loans in its books consistent with GAAP.

(i) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Trust, overtly threatened in writing against or affecting the Trust (x) asserting the invalidity of this Agreement or any other Transaction Document, (y) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents, or (z) wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the Trust or which affects, or purports to affect, the validity or enforceability against the Trust of any Transaction Document.

(j) The Trust is not required to register as an “investment company” or a company controlled by an “investment company” under the Investment Company Act.

(k) The Trust is Solvent on the Closing Date and at the time of (and immediately after) each Advance and each purchase of Eligible FFELP Loans made by the Trust. The Trust has given reasonably equivalent value to the Depositor in consideration for the transfer to it of the Trust Student Loans from the Depositor and each such transfer shall not have been made for or on account of an antecedent debt owed by the Depositor to it. No Event of Bankruptcy has occurred with respect to the Trust.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(l) The principal place of business and chief executive office of the Trust and the office where the Trust keeps any Records in its possession are located at the addresses of the Trust referred to in Section 10.02 or such other location as the Trust shall have given notice of to the Administrative Agent pursuant to this Agreement.

(m) The Trust has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.

(n) All representations and warranties of the Trust set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the date made the Trust is hereby deemed to have made each such representation and warranty, as of the date made, to, and for the benefit of, the Secured Creditors as if the same were set forth in full herein.

(o) The Trust is not in violation of, or default under, any material law, rule, regulation, order, writ, judgment, award, injunction or decree binding upon it or affecting the Trust or its property or any indenture, agreement, lease or instrument.

(p) The Trust has incurred no Debt and has no other obligation or liability (except for any contingent liabilities arising out of events which occurred prior to the Closing Date and which survive the termination of the Churchill Bluemont Note Purchase Agreement), other than normal trade payables and the Liabilities. The Trust is not aware of any liabilities, contingent or otherwise, that are outstanding under the Churchill Bluemont Note Purchase Agreement as of the Closing Date (other than those liabilities which have been satisfied in full on the Closing Date).

(q) The sale of the Class A Notes to the initial Note Purchasers pursuant to this Agreement will not require the registration of the Class A Notes under the Securities Act.

(r) (i) No Reportable Event has occurred during the six year period prior to the date on which this representation is made or deemed made with respect to any Benefit Plan; (ii) no steps have been taken by any Person to terminate any Benefit Plan subject to Title IV of ERISA; (iii) no contribution failure or other event has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien on the assets of the Trust or any ERISA Affiliate in favor of the PBGC, during such six-year period; (iv) each Benefit Plan has been administered in all material respects in compliance with its terms and the applicable provisions of ERISA and the Code; (v) neither the Trust nor any ERISA Affiliate maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides benefits to employees after termination of employment and which is unfunded by a material amount, except as specifically required by the continuation requirements of Part 6 of Title I of ERISA; (vi) the present value of all accrued benefits under each Benefit Plan subject to Title IV of ERISA (based on those assumptions used to fund such Benefit Plans) did not, as of the last valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Benefit Plan allocable to such accrued benefits; (vii) neither the Trust nor any ERISA Affiliate has had a complete or partial withdrawal from any Multiemployer Plan and neither the Trust nor any ERISA Affiliate would become subject to any liability under ERISA if the Trust or

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

any such ERISA Affiliate were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and (viii) no such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA or in reorganization within the meaning of Section 4241 of ERISA; provided, that this subsection (r) shall not apply to events which could not reasonably be expected to have a Material Adverse Effect on the Trust or on SLM Corporation.

(s) No proceeds of any Advances will be used by the Trust for any purpose that violates applicable law, including Regulation U of the Federal Reserve Board. The Trust does not own any “margin stock” within the meaning of Regulation T, U and X of the Federal Reserve Board.

(t) Each Student Loan to be financed with the proceeds of any Advance constitutes an Eligible FFELP Loan as of the date of such Advance and is purchased, or was previously purchased by the Trust, from the Depositor pursuant to the Sale Agreement. Each Trust Student Loan represented as an Eligible FFELP Loan in a Monthly Report, in fact satisfied as of the last day of the related Settlement Period the definition of “Eligible FFELP Loan”. Each Trust Student Loan represented to be an Eligible FFELP Loan on any other date or included in the calculation of Asset Coverage Ratio on any other date in fact satisfied as of such date the definition of “Eligible FFELP Loan”.

(u) Since the date of its formation, no event has occurred which has had a Material Adverse Effect on the Trust.

(v) The information provided to the Administrative Agent and the Managing Agents with respect to the Trust Student Loans is accurate in all material respects.

(w) Each payment of interest on and principal of the Class A Notes will have been (i) in payment of a debt incurred in the ordinary course of business or financial affairs on the part of the Trust and (ii) made in the ordinary course of business or financial affairs of the Trust.

(x) At all times from and after February 29, 2008, the Administrator has caused and will cause the Trust to comply with the factual assumptions set forth in the opinion letters issued as of the Closing Date by Bingham McCutchen LLP to the Secured Creditors relating to the issues of substantive consolidation and true sale and with the covenants set forth in Section 6.01(b) and 6.01(c).

Section 5.02. Representations and Warranties of the Trust Regarding the Administrative Agent’s Security Interest. The Administrator (on behalf of the Trust) hereby represents and warrants for the benefit of the Secured Creditors as follows on the Closing Date, on the A&R Closing Date, on the date of each Advance and on each Reporting Date that:

(a) This Agreement creates a valid and continuing security interest (as defined in the New York UCC) in the Pledged Collateral in favor of the Administrative Agent, which security interest is both perfected and prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Trust.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) The Trust, by and through the Eligible Lender Trustee as its Eligible Lender, owns and has good and marketable title to the Trust Student Loans and other Pledged Collateral free and clear of any Adverse Claim.

(c) The Trust has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Pledged Collateral granted to the Administrative Agent hereunder.

(d) All executed originals (or certified copies thereof to the extent more than one loan is evidenced by such Student Loan Note) of each Student Loan Note that constitute or evidence the Trust Student Loans have been delivered to the applicable Servicer, as bailee for the Administrative Agent for the benefit of the Secured Creditors.

(e) Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Trust has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Pledged Collateral. The Trust has not authorized the filing of and is not aware of any financing statements against the Trust that include a description of collateral covering the Pledged Collateral other than any financing statement relating to the security interest granted to the Administrative Agent hereunder or any financing statement that has been terminated. There are no judgments or tax lien filings against the Trust.

(f) The Trust is a “registered organization” (as defined in §9-102(a)(70) of the UCC) organized exclusively under the laws of the State of Delaware and, for purposes of Article 9 of the UCC, the Trust is located in the State of Delaware.

(g) The Trust’s exact legal name is the name set forth for it on the signature page hereto.

Section 5.03. Particular Representations and Warranties of the Trust.

The Administrator (on behalf of the Trust) further represents and warrants to each of the parties hereto on the Closing Date, on the A&R Closing Date, on the date of each Advance, on each Reporting Date and on each other date specified below that, with respect to each of the Trust Student Loans included in the Pledged Collateral:

(a) Such Trust Student Loans constitute “accounts,” “promissory notes” or “payment intangibles” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(b) Such Trust Student Loans are Eligible FFELP Loans as of the date they become Pledged Collateral and as of any other date upon which they are declared by the Trust or the Administrator to be Eligible FFELP Loans and the description of such Eligible FFELP Loans set forth in the Transaction Documents or the Schedule of Trust Student Loans and in any other documents or written information provided to any of the parties hereunder (other than documents or information stated to be preliminary which have subsequently been replaced by definitive documents or information), as applicable, is true and correct in all material respects;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(c) The Trust is authorized to pledge such Trust Student Loans and the other Pledged Collateral; and the sale, assignment and transfer of such Trust Student Loans has been made pursuant to and consistent with the laws and regulations under which the Trust operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Trust is a party or by which the Trust or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(d) No consents or approvals are required for the consummation of the pledge of the Pledged Collateral hereunder to the Administrative Agent for the benefit of the Secured Creditors;

(e) Any payments on such Trust Student Loans received by the Trust which have been allocated to the reduction of principal and interest on such Trust Student Loans have been allocated on a simple interest basis;

(f) Due diligence and reasonable care have been exercised in making, administering, servicing and collecting the Trust Student Loans and, with respect to any Trust Student Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(g) Except for Trust Student Loans executed electronically or Trust Student Loans evidenced by a master promissory note, there is only one original executed copy of the Student Loan Note evidencing each such Trust Student Loan. For such Trust Student Loans that were executed electronically, the Master Servicer has possession of the electronic records evidencing the Student Loan Note. Each applicable Servicer has in its possession a copy of the endorsement and each Loan Transmittal Summary Form identifying the Student Loan Notes that constitute or evidence the Trust Student Loans. The Student Loan Notes that constitute or evidence the Trust Student Loans do not have any marks or notations indicating that they are currently pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent. All financing statements filed or to be filed against the Eligible Lender Trustee and the Trust in favor of the Administrative Agent in connection herewith describing the Pledged Collateral contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party”; and

(h) The applicable parties shall have performed, satisfied and complied with the conditions set forth in Section 3 of the Purchase Agreement, the Conveyance Agreement (or the Tri-Party Transfer Agreement, as applicable) and the Sale Agreement as of the date of the related bill of sale.

Section 5.04. Repurchase of Student Loans; Reimbursement.

The Trust shall cause the obligations of each of the Depositor, the Master Depositor, the Master Servicer and the Sellers (or any guarantor on its respective behalf) to purchase, repurchase, make reimbursement or substitute Trust Student Loans to be enforced to the extent such obligations are set forth in the Sale Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement, the applicable Purchase Agreement and the Servicing Agreement. The Trust shall cause any

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

such repurchase amount or reimbursement to be remitted to the Collection Account. Any substitute Trust Student Loan obtained by the Trust from the Master Depositor, the Depositor, any Servicer or Seller shall constitute Pledged Collateral hereunder.

Section 5.05. Administrator Actions Attributable to the Trust.

Any action required to be taken by the Trust hereunder may be taken by the Administrator on behalf of the Trust, to the extent permitted under the Administration Agreement. The Trust shall be fully responsible for each of the representations, warranties, certifications and other statements made herein, in any other Transaction Document, any Advance Request, any Notice of Release or any other communication hereunder or thereunder by the Administrator on its behalf as if such representations, warranties, certifications or statements had been made directly by the Trust. In addition, the Trust shall be fully responsible for all actions of the Administrator taken on its behalf under this Agreement or any other Transaction Document as if such actions had been taken directly by the Trust. Nothing in this Section shall limit the responsibility of the Administrator, or relieve the Administrator from any liability for exceeding its authority under the Administration Agreement.

ARTICLE VI.

COVENANTS OF THE TRUST

From and after the Closing Date until all of the Obligations hereunder and under the other Transaction Documents have been satisfied in full:

Section 6.01. Preservation of Separate Existence.

(a) Nature of Business. The Trust will engage in no business other than (i) purchases, sales and financings of Trust Student Loans, (ii) the other transactions permitted or contemplated by this Agreement and the other Transaction Documents, and (iii) any other transactions permitted or contemplated by its organizational documents as they exist on the Closing Date, or as amended as such amendments may be permitted pursuant to the terms of this Agreement. The Trust will incur no other Debt except as expressly contemplated by the Transaction Documents.

(b) Maintenance of Separate Existence. The Trust will do all things necessary to maintain its existence as a Delaware statutory trust separate and apart from all Affiliates of the Trust, including complying with the provisions described in Section 9j(iv) of the Limited Liability Company Agreement of the Depositor.

(c) Transactions with Affiliates. The Trust will not enter into, or be a party to, any transaction with any of its respective Affiliates, except (i) the transactions permitted or contemplated by this Agreement (including the sale and purchase of Eligible FFELP Loans to or from Affiliates) or the other Transaction Documents; and (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Trust to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Trust’s business, (C) upon fair and reasonable terms that are no less favorable to the Trust than could be obtained in a comparable arm’s-length transaction with a

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Person not an Affiliate of the Trust, and (D) not inconsistent with the factual assumptions set forth in (1) the opinion letter issued as of the Closing Date by Bingham McCutchen LLP to the Secured Creditors, (2) the opinion letter issued as of April 16, 2010 by Bingham McCutchen LLP to the Secured Creditors, or (3) the opinion letter issued as of January 14, 2011 by Bingham McCutchen LLP to the Secured Creditors, each relating to the issues of substantive consolidation.

Section 6.02. Notice of Termination Event, Potential Termination Event or Amortization Event.

As soon as possible and in any event within three Business Days after the occurrence of each Termination Event, each Potential Termination Event, each Amortization Event and each Potential Amortization Event (or, to the extent the Trust does not have knowledge of a Termination Event, Potential Termination Event, Amortization Event or Potential Amortization Event, promptly upon obtaining such knowledge), the Trust will provide (or shall cause the Administrator to provide) to the Administrative Agent a statement setting forth details of such Termination Event, Potential Termination Event, Amortization Event or Potential Amortization Event and the action which the Trust has taken or proposes to take with respect thereto. The Administrative Agent shall promptly forward such notice to the Managing Agents.

Section 6.03. Notice of Material Adverse Change.

As soon as possible and in any event within three Business Days after becoming aware of an event which could reasonably be expected to have a Material Adverse Effect on the Trust, the Trust will provide to the Administrative Agent written notice thereof. The Administrative Agent shall promptly forward such notice to the Managing Agents.

Section 6.04. Compliance with Laws; Preservation of Corporate Existence; Code of Conduct.

(a) The Trust will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its legal existence, and will preserve and maintain its rights, franchises, qualifications and privileges in all material respects.

(b) Sallie Mae, Inc. agrees to comply in all material respects with the Student Loan Code of Conduct that it entered into with the New York Attorney General on April 11, 2007 and agrees to comply in all material respects with any other similar codes of conduct that it may expressly agree to after the Closing Date.

Section 6.05. Enforcement of Obligations.

(a) Enforcement of Trust Student Loans. The Trust shall cause to be diligently enforced and taken all steps, actions and proceedings reasonably necessary for the enforcement of all terms, covenants and conditions of all Trust Student Loans and agreements in connection therewith (except as otherwise permitted pursuant to the Transaction Documents), including the prompt payment of all principal and interest payments and all other amounts due the Trust or the Eligible Lender Trustee, as applicable thereunder.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) Enforcement of Servicing Agreements and Administration Agreement. The Trust shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of all Servicing Agreements and the Administration Agreement, including all Interest Subsidy Payments, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor and/or by the Department of Education which relate to any Trust Student Loans. Except as otherwise permitted under any Transaction Document, the Trust shall not permit the release of the obligations of any Servicer under any Servicing Agreement or of the Administrator under the Administration Agreement and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Trust, the Eligible Lender Trustee and the Secured Creditors under or with respect to each Servicing Agreement and the Administration Agreement. The Trust shall not consent or agree to or permit any amendment or modification of any Servicing Agreement or of the Administration Agreement, except (i) as required by the Higher Education Act; (ii) solely for the purpose of extending the term thereof; or (iii) in any other manner, if such modification, amendment or supplement is made pursuant to the terms of that agreement. Upon the occurrence of a Servicer Default and during the continuation thereof, the Trust shall replace the Servicer subject to such Servicer Default if instructed to do so by the Administrative Agent. Upon the occurrence of an Administrator Default and during the continuation thereof, the Trust shall replace the Administrator if instructed to do so by the Administrative Agent.

(c) Enforcement of Purchase Agreements, Conveyance Agreement, Tri-Party Transfer Agreement and Sale Agreement. The Trust shall cause to be diligently enforced and taken all reasonable steps, actions and proceedings necessary for the enforcement of all terms, covenants and conditions of each Purchase Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement and the Sale Agreement. Except as otherwise permitted under any Transaction Document, the Trust shall not permit the release of the obligations of any Seller under any Purchase Agreement, of the Master Depositor under the Conveyance Agreement, of any Related SPE Seller under the Tri-Party Transfer Agreement or of the Depositor under the Sale Agreement (or in each case any guarantor of the obligations thereof) and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Trust, the Depositor, the Master Depositor, the Eligible Lender Trustee and the Secured Creditors under or with respect to each Purchase Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement and the Sale Agreement. Except as otherwise permitted under any Transaction Document, the Trust shall not consent or agree to or permit any amendment or modification of any Purchase Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement or the Sale Agreement which will in any manner materially adversely affect the rights or security of the Administrative Agent, the Eligible Lender Trustee or the Secured Creditors. To the extent such action is required under the terms of the Sale Agreement, upon a determination that a Trust Student Loan sold pursuant to a Purchase Agreement was not an Eligible FFELP Loan at the time it was represented to be as such, the Trust shall require the Depositor to repurchase such Trust Student Loan from the Trust pursuant to the Sale Agreement.

(d) Enforcement and Amendment of Guarantee Agreements. So long as any Class A Notes are Outstanding and each Trust Student Loan is guaranteed by a Guarantee, the Administrator on behalf of the Trust shall (i) from and after the date on which the Eligible Lender Trustee on its behalf shall have entered into any Guarantee Agreement covering Trust

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Student Loans, cause the Eligible Lender Trustee to maintain such Guarantee Agreement and diligently enforce the Eligible Lender Trustee’s rights thereunder; (ii) cause the Eligible Lender Trustee to enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Trust Student Loans covered thereby; and (iii) not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee Agreement or any similar or supplemental agreement in any manner which would materially and adversely affect the ability of the Trust to perform its obligations under this Agreement or cause a Material Adverse Effect with respect to the Trust without the prior written consent of the Administrative Agent.

Section 6.06. Maintenance of Books and Records.

The Administrator on behalf of the Trust shall maintain and implement or cause to be maintained and implemented administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Collateral in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Pledged Collateral.

Section 6.07. Fulfillment of Obligations.

The Trust shall fulfill its obligations pursuant to the Transaction Documents. The Trust shall cause each of its Affiliates to fulfill its respective obligations pursuant to the Transaction Documents.

Section 6.08. Notice of Material Litigation.

As soon as possible and in any event within three Business Days of the Trust’s actual knowledge thereof, the Trust shall cause the Administrative Agent to be provided with written notice of (a) any litigation, investigation or proceeding which may exist at any time which could be reasonably likely to have a Material Adverse Effect on the Trust; and (b) to the extent reasonably requested by the Administrative Agent in connection with the delivery of each Monthly Report, a monthly update of material adverse developments in previously disclosed litigation, including in each case, if known to the Trust, including any of the same against a Servicer.

Section 6.09. Notice of Relocation.

The Administrator on behalf of the Trust shall cause the Administrative Agent to be provided notice of any change in the location of the Trust’s principal offices or any change in the location of the Trust’s books and records within thirty days before any such change.

Section 6.10. Rescission or Modification of Trust Student Loans and Transaction Documents.

(a) Except as expressly permitted in the Servicing Agreement, the Trust shall not permit the release of the obligations of any Obligor under any Trust Student Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

the rights and privileges of the Trust and the Secured Creditors under or with respect to each Trust Student Loan and each agreement in connection therewith. The Trust shall not consent or agree to or permit any modification, extension or renegotiation in any way of any Trust Student Loan or agreement in connection therewith unless such modification, extension or renegotiation is (i) required under the Higher Education Act or other applicable laws, rules and regulations and the applicable Guarantee Agreement, (ii) provided for in the applicable underwriting guidelines or Servicing Policies, if such modification, extension or renegotiation does not materially adversely affect the value or collectability thereof or (iii) expressly provided for or permitted in the Transaction Documents. Nothing in this Agreement shall be construed to prevent the Trust, the Eligible Lender Trustee or the Administrative Agent, as applicable, from offering any Obligor any borrower benefit to the extent permissible by this Agreement or the Servicing Agreement or settling a default or curing a delinquency on any Trust Student Loan on such terms as shall be permitted by law and shall be consistent with the applicable underwriting guidelines or Servicing Policies.

(b) Unless otherwise specified pursuant to clause (a) above or in any Transaction Document, without the written consent of the Required Managing Agents (and the written consent of the Administrative Agent or the Syndication Agent to the extent any of the following would require the Administrative Agent or the Syndication Agent to take any action or amend, modify or waive the duties or responsibilities of the Administrative Agent or the Syndication Agent hereunder), the Trust will not (nor will it permit any of its agents to):

(i) cancel, terminate, extend, amend, modify or waive (or consent to or approve any of the foregoing) any provision of any Transaction Document (other than any cancellation or termination of a Guarantee Agreement that does not apply at such time to any Trust Student Loans or any extension, amendment, modification or waiver of a Guarantee Agreement that would not have a Material Adverse Effect on the Trust); or

(ii) take or consent to any other action that may impair the rights of any Secured Creditor to any Pledged Collateral or modify, in a manner adverse to any Secured Creditor, the right of such Secured Creditor to demand or receive payment under any of the Transaction Documents (other than any action with regard to a Guarantee Agreement that does not apply at such time to any Trust Student Loans or any extension, amendment, modification or waiver of a Guarantee Agreement that would not have a Material Adverse Effect on the Trust).

Section 6.11. Liens.

(a) Transaction Documents. The Trust (i) will cause to be taken all action necessary to perfect, protect, keep in full force and effect and more fully evidence the ownership interest of the Trust (or of the Eligible Lender Trustee, acting on behalf of the Trust) and the first priority perfected security interest of the Administrative Agent in favor of the Secured Creditors in the Trust Student Loans, Collections with respect thereto and in the other Pledged Collateral and the Transaction Documents including, without limitation, (A) filing and maintaining effective financing statements (Form UCC-1) in all necessary or appropriate filing offices; (B) filing continuation statements, amendments or assignments with respect thereto in such filing offices; (C) filing amendments, releases and terminations with respect to filed financing statements, as

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

necessary; and (D) executing or causing to be executed such other instruments or notices as may be necessary or appropriate; and (ii) will cause to be taken all additional actions to perfect, protect, keep in full force and effect and fully evidence the first priority security interest of the Administrative Agent, for the benefit of the Secured Creditors, in the Trust Student Loans and other Pledged Collateral related thereto reasonably requested by the Administrative Agent.

(b) UCC Matters; Protection and Perfection of Pledged Collateral; Delivery of Documents. Unless the Trust has complied with Section 6.09, the Trust will keep its principal place of business and chief executive office, and the office where it keeps any Records in its possession, at the address of the Trust referred to in Exhibit M. The Trust will not make any change to its name unless prior to the effective date of any such name change or use, the Trust delivers to the Administrative Agent such financing statements necessary, or as the Administrative Agent may request, to reflect such name change, together with such other documents and instruments as the Administrative Agent may request in connection therewith. The Trust will not change its jurisdiction of formation or its corporate structure.

The Trust agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary, or that the Administrative Agent may reasonably request, in order to maintain the Administrative Agent’s first priority perfected security interest in the Pledged Collateral for the benefit of the Secured Creditors, or to enable the Administrative Agent or the Secured Creditors to exercise or enforce any of their respective rights hereunder (provided, however, that the foregoing sentence shall not be deemed to require the Trust or the Master Servicer to relocate or deliver any Student Loan Notes to or at the direction of the Administrative Agent prior to the Termination Date). Without limiting the generality of the foregoing, the Trust will: (i) authorize and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate (or as the Administrative Agent may request); and (ii) mark their master data processing records evidencing such Pledged Collateral with a legend or numeric code acceptable to the Administrative Agent, evidencing that the Administrative Agent, for the benefit of the Secured Creditors, has acquired an interest therein as provided in this Agreement. The Trust hereby authorizes the Administrative Agent, or any Secured Creditor on behalf of the Trust, to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Collateral now existing or hereafter arising without the signature of the Trust where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Collateral, or any part thereof, shall be sufficient as a financing statement. If the Trust fails to perform any of its agreements or obligations under this Section, the Administrative Agent or any Secured Creditor may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent or such Secured Creditor incurred in connection therewith shall be payable by the Trust upon the Administrative Agent’s or such Secured Creditor’s demand therefor.

For purposes of enabling the Administrative Agent or any such Secured Creditor to exercise their respective rights described in the preceding sentence and elsewhere in this Agreement, the Trust and the Eligible Lender Trustee hereby authorize, and irrevocably grant a Power of Attorney, exercisable only after the occurrence and during the continuation of a Termination Event, to the Administrative Agent and its respective successors and assigns to take

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

any and all steps in the Trust’s and the Eligible Lender Trustee’s name and on behalf of the Trust and/or the Eligible Lender Trustee necessary or desirable, in the determination of the Administrative Agent, as the case may be, to collect all amounts due under any and all Trust Student Loans and other Pledged Collateral, including, without limitation, (i) endorsing the promissory notes to the Administrative Agent or its designee, such that the Administrative Agent or such designee becomes the holder of the promissory notes and has the rights and powers of a holder under applicable law, (ii) endorsing the Trust’s and/or the Eligible Lender Trustee’s name on checks and other instruments representing Collections and (iii) enforcing such Trust Student Loans and other Pledged Collateral.

Section 6.12. Sales of Assets; Consolidation/Merger.

(a) Sales, Liens, Etc. Except as otherwise provided herein or in any other Transaction Document, the Trust will not (nor will it permit the Eligible Lender Trustee to) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Collateral.

(b) Merger, Etc. The Trust will not merge or consolidate with any other entity. The Trust will not convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than with respect to asset acquisitions or dispositions permitted under the Transaction Documents. The Trust shall not form or create any subsidiary without the consent of each Managing Agent.

Section 6.13. Change in Business.

The Trust will not make any change in the character of its business, which change could reasonably be expected to impair the collectability of any Pledged Collateral or otherwise materially adversely affect the interests or remedies of the Administrative Agent or the Note Purchasers under this Agreement or any other Transaction Document.

Section 6.14. Residual Interest.

The Trust will not issue any Excess Distribution Certificates (other than replacement Excess Distribution Certificates) to any Person other than the Depositor; provided, however, that, except as otherwise provided in this Section 6.14, the Excess Distribution Certificate may be transferred to and owned by an Affiliate of the Depositor and the Depositor or such Affiliate may pledge the Excess Distribution Certificate to the Administrative Agent for the benefit of the Secured Creditors to secure the obligations under the Transaction Documents; provided further, however, that if one or more new Trust Student Loans are acquired by the Trust on or after January 1, 2015, then (x) at all times after the relevant acquisition date, the Excess Distribution Certificate shall be owned by the Depositor free and clear of any Lien or other interest (other than the Lien in favor of the Administrative Agent) and (y) at no time after the relevant acquisition date shall the Excess Distribution Certificate be subject to any CRD Prohibited Hedge.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 6.15. General Reporting Requirements.

The Trust shall provide to the Administrative Agent (and, as applicable, will cause the Master Servicer to provide) the following:

(a) as soon as available and in any event within 120 days after the end of each fiscal year of the Trust, the Depositor and the Master Servicer, an annual statement of compliance with the Transaction Documents and applicable law together with an agreed upon procedures letter delivered by an independent public accountant with respect to the Transaction Documents, all in form acceptable to the Administrative Agent;

(b) as soon as available and in any event within 90 days after the end of each fiscal year of SLM Corporation, a copy of the balance sheet of SLM Corporation and its consolidated subsidiaries and the related statements of income, stockholders’ equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and duly certified by nationally recognized independent certified public accountants selected by SLM Corporation, together with a certificate of an officer certifying that such financial statements fairly present in all material respects the financial condition of SLM Corporation and its consolidated subsidiaries;

(c) as soon as available and in any event within 60 days after the end of each fiscal quarter of SLM Corporation, a copy of an unaudited balance sheet of SLM Corporation and its consolidated subsidiaries and the related statements of income, stockholders’ equity and cash flows for such fiscal quarter, each prepared in accordance with GAAP consistently applied, together with a certificate of an officer certifying that such financial statements fairly present in all material respects the financial condition of SLM Corporation and its consolidated subsidiaries;

(d) promptly following the Administrative Agent’s or any Managing Agent’s request therefor, copies of all financial statements, settlement statements, portfolio and other material reports, notices, disclosures, certificates and other written material delivered or made available to the Trust by any Person pursuant to the terms of any Transaction Document;

(e) promptly following the Administrative Agent’s or any Managing Agent’s request therefor, such other information respecting the Trust Student Loans and the other Pledged Collateral or the conditions or operations, financial or otherwise, of the Trust as the Administrative Agent or any Managing Agent may from time to time reasonably request;

(f) with respect to each Guarantor, promptly after receipt thereof as made available to the Trust after request therefor, copies of any audited financial statements of such Guarantor certified by an independent certified public accounting firm;

(g) with respect to each Servicer and promptly after receipt thereof after a good faith effort to obtain such material is made by the Trust, (i) copies of any annual audited financial statements of such Servicer other than the Master Servicer for so long as the Master Servicer is a consolidated subsidiary of SLM Corporation, to the extent available, certified by an independent certified public accounting firm, (ii) on an annual basis within 30 days after receipt thereof, copies of SAS 70 or SSAE 16 reports, as applicable, for such Servicer, or, if not available, the annual compliance audit for each Servicer required by Section 428(b)(1)(U) of the Higher

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Education Act and (iii) to the extent not included in the financial information provided pursuant to clauses (i) and (ii) above and to the extent available, such Servicer’s net dollar loss for the year due to servicing errors;

(h) promptly following the Administrative Agent’s or any Managing Agent’s request therefor, a Schedule of Trust Student Loans;

(i) promptly and in any event within 45 days after the filing or receiving thereof, copies of all reports and notices with respect to (A) any “Reportable Event,” relating to a Benefit Plan (B) the institution of proceedings or the taking of any other action regarding the termination of, withdrawal from, reorganization within the meaning of Section 4241 of ERISA or insolvency within the meaning of Section 4245 of ERISA, any Benefit Plan subject to Title IV of ERISA which the Trust or any of its ERISA Affiliates files under ERISA with the Internal Revenue Service, the PBGC or the U.S. Department of Labor or which the Trust or any of its ERISA Affiliates receives from the PBGC, (C) a failure to make any required contribution to a Benefit Plan or (D) the creation of any lien against the assets of the Trust or an ERISA Affiliate in favor of the PBGC or a Benefit Plan under ERISA;

(j) promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law of the United States that could reasonably have a probability of having a Material Adverse Effect on the Trust or could materially and adversely affect (i) the ability of a Servicer to perform its obligations under its Servicing Agreement, (ii) the ability of a Subservicer to perform its obligations under its Servicing Agreement, or (iii) the collectability or enforceability of a material amount of the Trust Student Loans, or any Guarantee Agreement or Federal Reimbursement Contract with respect to a material amount of Trust Student Loans;

(k) promptly, notice of any change in the accountants of the Trust or SLM Corporation;

(l) promptly, after the occurrence thereof or if sooner upon any executive officer of the Administrator having direct or primary responsibility for ABS trust administration obtaining knowledge of any pending change, notice of any change in the accounting policy of the Trust or SLM Corporation to the extent such change could reasonably be seen to have a material and adverse impact on the transactions contemplated herein;

(m) promptly, copies of any written notices received by SLM Corporation or any of its Affiliates from the Department or any other Governmental Authority regarding any material non-compliance by SLM Corporation or any of its Affiliates with any government sponsored facility for the financing of FFELP Loans;

(n) any information made available to the Eligible Lender Trustee pursuant to Section 11.05(b) of the Trust Agreement to the extent such information was not previously delivered to the Administrative Agent; and

(o) such other information, documents, tapes, data, records or reports respecting the Pledged Collateral, the Trust, the Depositor, the Master Depositor, any Seller, any Related SPE Seller, any Related SPE Trust, the Administrator, the Master Servicer or SLM Corporation which is in its possession or under its control, as the Administrative Agent may from time to time reasonably request, or that any Affected Party may reasonably require in order to comply with their respective obligations under Article 122a(4) and (5) of CRD.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 6.16. Inspections.

The Administrative Agent and the Managing Agents may, upon reasonable notice and from time to time during regular business hours, once per calendar year (or, after the occurrence and during the continuation of an Amortization Event or a Termination Event, as frequently as requested by the Administrative Agent on behalf of any Managing Agent) (i) examine and make copies of and take abstracts from all books, records and documents (including computer tapes and disks) relating to the Pledged Collateral and (ii) visit the offices and properties of the Trust (or the Master Servicer or Subservicer, as applicable) for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to the Pledged Collateral or the Trust’s (or the Master Servicer’s or Subservicer’s) performance hereunder and under the other Transaction Documents with any of the officers, directors, employees or independent public accountants of the Trust (to the extent available), the Master Servicer or Subservicer having knowledge of such matters. Any reasonable expenses related to such inspections shall be reimbursable directly by the Master Servicer. In addition, from time to time during the year, the Administrative Agent and the Managing Agents may, at their own expense, conduct any other inspections as they may deem necessary or appropriate, provided such inspections occur upon reasonable notice and during regular business hours.

Section 6.17. ERISA.

The Trust will not adopt, maintain, contribute to or incur by any of its own actions or assume any legal obligation with respect to any Benefit Plan or Multiemployer Plan.

Section 6.18. Servicers.

Except as permitted by any Servicing Agreement, the Trust will not permit any Person other than the Master Servicer or a Subservicer to collect, service or administer the Trust Student Loans.

Section 6.19. Acquisition, Financing, Collection and Assignment of Student Loans.

The Trust shall acquire or finance only Eligible FFELP Loans with proceeds of the Advances and shall cause to be collected all principal and interest payments on all the Trust Student Loans and all sums to which the Trust or Administrative Agent is entitled pursuant to the Sale Agreement, and all Interest Subsidy Payments, Special Allowance Payments and all defaulted payments Guaranteed by any Guarantor which relate to such Trust Student Loans as more fully set forth in the Servicing Agreement. The Trust shall assign or direct the assignment of such Trust Student Loans for payment of guarantee benefits as required by applicable law and regulations. The Trust shall comply in all material respects with any Guarantor’s rules and regulations which apply to such Trust Student Loans. From and after the Closing Date, the Trust shall purchase only Student Loans from the Depositor pursuant to the Sale Agreement that have been sold by (i) an Ongoing Seller to the Master Depositor pursuant to a Purchase Agreement and by the Master Depositor to the Depositor pursuant to the Conveyance Agreement or (ii) a Related SPE Seller to the Depositor pursuant to the Tri-Party Transfer Agreement.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 6.20. Administration and Collection of Trust Student Loans.

All Trust Student Loans shall be administered and collected either by the Trust or by the Master Servicer or a Subservicer on behalf of the Trust in accordance in all material respects with the Servicing Agreements.

Section 6.21. Obligations of the Trust With Respect to Pledged Collateral.

The Trust will (a) at its expense, regardless of any exercise by any Secured Creditor of its rights hereunder, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Transaction Documents included in the Pledged Collateral to the same extent as if the Pledged Collateral had not been pledged hereunder; and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Pledged Collateral. In no event shall any Secured Creditor have any obligation or liability with respect to any Trust Student Loans or other instrument document or agreement included in the Pledged Collateral, nor shall any of them be obligated to perform any of the obligations of the Trust or any of its Affiliates thereunder. The Trust will timely and fully comply in all respects with each Transaction Document to which it is a party.

Section 6.22. Asset Coverage Requirement.

The Trust shall at all times, to the best of its actual knowledge, cause the Asset Coverage Ratio to not be less than 100.00%.

Section 6.23. Amendment of Organizational Documents.

The Trust shall cause the Administrative Agent to be notified in writing of any proposed amendments to the Trust’s organizational documents. No such amendment shall become effective unless and until the Required Managing Agents have consented in writing thereto, which consent shall not be unreasonably withheld or delayed.

Section 6.24. Amendment of Underwriting Guidelines or Servicing Policies.

Promptly after the occurrence thereof, the Trust shall cause the Administrative Agent to be notified of any material changes to the underwriting guidelines or Servicing Policies. The Trust shall not permit or implement any change in the underwriting guidelines or Servicing Policies applicable to any Trust Student Loan which would materially and adversely affect the collectability of any Trust Student Loan, the performance of the portfolio of Trust Student Loans or the Administrative Agent’s security interest in such Trust Student Loans without the prior written consent of the Required Managing Agents, and unless such changes are made with respect to all FFELP Loans serviced by the Servicer for its own portfolio and for securitization trusts sponsored by SLM Corporation.

Section 6.25. No Payments on Excess Distribution Certificate.

Except as expressly permitted by Section 2.05(b) or Section 2.18(d) of this Agreement, the Trust shall not make any payments or distributions with respect to the Excess Distribution Certificate without the prior written consent of the Required Managing Agents.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 6.26. Borrower Benefit Programs.

(a) The Trust shall cause the Servicer to maintain any rate reduction programs or other borrower benefit programs in effect at the time the Trust purchased such Trust Student Loan. The Trust shall not permit any Servicer to apply any additional rate reduction programs with respect to the Trust Student Loans unless (i) such borrower benefit program is required under the Higher Education Act, (ii) the Master Servicer, the Depositor or the applicable Seller has deposited funds into the Borrower Benefit Account in an amount sufficient to offset any effective yield reductions in accordance with Section 3.12 of the Servicing Agreement or (iii) the Administrative Agent has consented to the Trust’s participation in that borrower benefit program or other rate reduction program.

(b) With respect to each Advance Date for a Purchase Price Advance, if any Eligible FFELP Loans (excluding any Eligible FFELP Loans that were owned by the Trust or any Related SPE Trusts on the Closing Date) to be sold to the Trust on such Advance Date are subject to a Borrower Benefit Program, the Master Servicer, the Depositor or the applicable Seller shall deposit any Borrower Benefit Amount relating to such Eligible FFELP Loans into the Borrower Benefit Account. On each Settlement Date, based on information provided by the Servicer, the Administrative Agent shall withdraw funds on deposit in the Borrower Benefit Account in excess of the expected net present value of the aggregate maximum amount of borrower benefits (including Borrower Benefit Amounts) that could be payable on all related Trust Student Loans for which Required Borrower Benefit Amounts were previously deposited and shall deposit such excess amount into the Collection Account and treat such excess amount as Available Funds for such Settlement Date. In addition, on each date that the advance rates under clause (a) of the definition of “Applicable Percentage” are amended, the Administrative Agent shall withdraw all funds on deposit in the Borrower Benefit Account on such date and shall deposit such amount into the Collection Account for application as Available Funds on the next Settlement Date.

ARTICLE VII.

AMORTIZATION EVENTS AND TERMINATION EVENTS

Section 7.01. Amortization Events.

Each of the following events (each, an “Amortization Event”) shall be an Amortization Event under this Agreement:

(a) the Aggregate Note Balance and all other Obligations due under the Transaction Documents are not repaid in full on the Scheduled Maturity Date (as such date may be extended from time to time); or

(b) any settlement or one or more judgments or orders for the payment of money or adverse rulings shall be rendered against any Seller, the Depositor, the Master Depositor, any Related SPE Seller, the Administrator or the Master Servicer in excess of $50,000,000 on an individual basis or on an aggregate basis that relates to the student loan origination or servicing practices of such Person and such settlement, judgment or ruling shall remain unsatisfied or unstayed for a period in excess of 30 days; or

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(c) the filing of any judgment or adverse ruling against any Seller, the Depositor, the Master Depositor, the Master Servicer, the Administrator, any Related SPE Seller or SLM Corporation that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on such Person and such judgment or ruling shall remain unsatisfied or unstayed for a period in excess of 30 days; or

(d) any material adverse development in any federal or state litigation, investigation or proceeding against the Trust, the Depositor, the Administrator, any Seller, the Master Servicer, the Master Depositor, any Related SPE Seller, or SLM Corporation shall occur that could reasonably be expected to have a Material Adverse Effect on such Person or on the Pledged Collateral which continues for 30 days after the earlier to occur of knowledge thereof or written notice thereof shall have been received by the Trust; or

(e) the filing of any actions or proceedings against the Trust, the Depositor, the Administrator, any Seller, the Master Servicer, any Related SPE Seller, the Master Depositor or SLM Corporation that involves the Transaction Documents or any material portion of the Pledged Collateral as to which the Administrative Agent reasonably believes there is likely to result a materially adverse determination which remains unsettled, unsatisfied or unstayed for a period in excess of 30 days; or

(f) (i) the Internal Revenue Service shall file notice of a lien involving a sum in excess of $50,000,000 pursuant to Section 6323 of the Code with regard to any assets of the Trust and such lien shall not have been released within two Business Days, (ii) any Person shall institute steps to terminate any Benefit Plan if the assets of such Benefit Plan are insufficient to satisfy all of its benefit liabilities in excess of $50,000,000 (as determined under Title IV of ERISA), or a contribution failure in excess of $50,000,000 occurs with respect to any Benefit Plan, which is sufficient to give rise to a lien under Section 302(f) or 303(k), as applicable, of ERISA or where the PBGC shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Trust and in each case such lien shall not have been released within two Business Days, or (iii) any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving a Benefit Plan; or any Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, a Benefit Plan subject to Title IV of ERISA, which Reportable Event is likely to result in termination of such Benefit Plan; or the Trust or any ERISA Affiliate is likely to incur any liability in connection with the withdrawal from, or the insolvency within the meaning of Section 4245 of ERISA or reorganization within the meaning of Section 4241 of ERISA of, a Multiemployer Plan; provided, that an event described in this subsection (f) shall not be an Amortization Event unless such event could reasonably be expected to have a Material Adverse Effect on the Trust or on SLM Corporation; or

(g) any material provision of this Agreement or any other Transaction Document (other than a Guarantee Agreement that does not apply at such time to any Trust Student Loans) to which the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Master Servicer is a party shall cease to be in full force and effect for a period of 30 days subject to any other applicable cure period under this Agreement or any other Transaction Documents; or

(h) any amendment to the Higher Education Act or any other federal law becomes effective that materially adversely affects the interests of the Administrative Agent or the Note Purchasers in the Pledged Collateral; or

(i) the sum of (i) the Aggregate Note Balance of the Outstanding Class A Notes and (ii) the Capitalized Interest Account Unfunded Balance shall exceed the Maximum Financing Amount; provided, that an Amortization Period caused solely by this clause (i) shall terminate and the Revolving Period shall be reinstated if the sum of (i) the Aggregate Note Balance of the Outstanding Class A Notes and (ii) the Capitalized Interest Account Unfunded Balance no longer exceeds the Maximum Financing Amount; or

(j) the Asset Coverage Ratio shall be less than 100.00% and such deficiency shall not have been cured within five Business Days following the earlier to occur of actual knowledge or receipt of such notice by the Administrator (it being understood that, without limitation, the Administrator’s receipt of a Valuation Report shall constitute notice for purposes hereof); provided, that an Amortization Period caused solely by this clause (j) shall terminate and the Revolving Period shall be reinstated if the Asset Coverage Ratio subsequently ceases to be less than 100.00%; or

(k) the Consolidated Tangible Net Worth of SLM Corporation shall be less than $1,380,000,000; or

(l) at the last day of any fiscal quarter of SLM Corporation, both (i) the Interest Coverage Ratio shall be less than 1.15:1.00 and (ii) the Net Adjusted Revenue shall be less than $400,000,000, in each case for the period of four consecutive fiscal quarters then ended.

Section 7.02. Termination Events.

Each of the following events (each, a “Termination Event”) shall be a Termination Event under this Agreement:

(a) (i) the Trust shall fail to pay the Aggregate Note Balance or any other Obligations in full on the last day of the Amortization Period (other than an Amortization Period ending as a result of the reinstatement of the Revolving Period), (ii) the Trust shall fail to make any payment under Sections 2.05(b)(i) through 2.05(b)(iv) within five Business Days of the due date thereof, or (iii) the Trust, the Depositor, the Master Servicer, the Master Depositor, any Material Subservicer, SLM Corporation or the Eligible Lender Trustee shall fail to make any other payment, transfer or deposit (unless waived by the payee or in the case of a failure to make a payment by a Material Subservicer, such failure was cured by the Master Servicer within the permissible grace period) on the date first required of such party under the Transaction Documents and such failure shall remain uncured following the expiration of any applicable payment or grace period provided for in the Transaction Documents (including the Amortization Period, if applicable); provided, however, that failure by the Trust to make a required payment on a Settlement Date under Sections 2.05(b)(vi) through (xxi) solely due to insufficient Available

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Funds on such Settlement Date shall not by itself constitute a Termination Event (other than with respect to all amounts due and owing on the Termination Date or as expressly specified below); or

(b) any material representation, warranty, certification or statement made or deemed to be made by the Trust, the Administrator, the Eligible Lender Trustee, any Seller, the Depositor, the Master Depositor, the Master Servicer or any Material Subservicer (to the extent such entity remains a Subservicer after the 30-day cure period noted below) under or in connection with this Agreement or any other Transaction Document, or other information, report or document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made, deemed made or delivered (except for representations and warranties concerning Eligible FFELP Loans with respect to which the applicable Seller, the Depositor, the Master Depositor or the Servicer has repurchased the related Student Loans) and shall remain unremedied (if such default can be remedied) for the greater of (i) 30 days or (ii) the time period expressly provided for the cure of such representation or warranty in the related Transaction Document, in each case after written notice thereof shall have been received by the Trust; or

(c) the Trust, the Administrator, the Eligible Lender Trustee, any Seller, the Depositor, the Master Depositor, the Master Servicer, any Material Subservicer or SLM Corporation shall materially default in the performance or observance of any term, covenant or undertaking to be performed or observed herein (except for the obligation to cure a mark-to-market valuation deficiency described in the last sentence of Section 2.25(d), which shall instead first result in an Amortization Event as provided in Section 7.01(j)), or in any other Transaction Document on its part and any such failure shall remain unremedied (if such default can be remedied) for 30 days after the earlier to occur of actual knowledge by an Authorized Officer of the Trust, the Administrator or the Master Servicer and written notice thereof shall have been received by the Trust (or, if the obligation in question arises under another Transaction Document, within the cure period, if any, provided in such Transaction Document); provided, however, such 30-day cure period shall not apply to defaults under Section 6.01, 6.11, 6.12, or 6.25; or

(d) a Servicer Default shall have occurred with respect to the Master Servicer or the Servicing Agreement of the Master Servicer shall not be in full force and effect for any reason and the Master Servicer shall not have been replaced within 30 days after notification from the Administrative Agent; or

(e) an Event of Bankruptcy shall have occurred with respect to the Trust, the Eligible Lender Trustee, the Depositor, the Master Depositor, any Seller, the Administrator, the Master Servicer, SLM Corporation or any Material Subservicer (to the extent such entity remains a Subservicer after the 30-day period provided in the definition of an Event of Bankruptcy); or

(f) [reserved]; or

(g) the Trust shall fail to deposit, (i) for two consecutive Settlement Periods, into the Reserve Account, such additional amounts, if any, as are necessary to cause the amount on deposit in the Reserve Account to be at least equal to the Reserve Account Specified Balance,

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) into the Borrower Benefit Account, any amount required to be deposited therein under the Transaction Documents on or prior to the first Settlement Date for such deposit as described in the Transaction Documents or (iii) into the Floor Income Rebate Account, amounts required to be deposited therein when and as such amounts are required to be deposited pursuant to the Transaction Documents; or

(h) the filing of any judgment or adverse ruling against the Trust that could reasonably be expected to have a Material Adverse Effect on the Trust and such judgment or ruling shall continue unsatisfied or unstayed for a period in excess of 30 days; or

(i) the Administrative Agent, for the benefit of the Secured Creditors, shall, for any reason, cease to have a valid and perfected first priority security interest in the Pledged Collateral, or the Trust shall, for any reason, cease to have a valid and perfected first priority ownership interest in any of the Pledged Collateral, in each case for a period of two Business Days following the date the Administrator acquired such knowledge or its receipt of such notice; or

(j) a Change of Control has occurred with respect to the Trust, the Administrator, any Seller, the Depositor, the Master Depositor or the Master Servicer; or

(k) the Depositor shall fail to maintain its status as a limited purpose bankruptcy remote limited liability company or the Trust shall fail to maintain its status as a single purpose bankruptcy remote Delaware statutory trust; or

(l) the Excess Spread Test is not satisfied; or

(m) the Trust shall be required to register as an “investment company” or a company controlled by an “investment company” under the Investment Company Act; or

(n) any Seller, the Depositor, the Master Depositor, the Master Servicer, any Material Subservicer (to the extent such Material Subservicer has not been removed as a Subservicer prior to the expiration of any related cure period), the Administrator or any Affiliate thereof (other than the Trust) shall default with respect to any outstanding financing arrangement (other than in connection with this Agreement and the Transaction Documents) representing indebtedness in excess of $50,000,000 and either (i) such indebtedness is incurred with respect to any other financing comprising part of the FFELP Loan Facilities or (ii) the result of such default is to cause the acceleration of such indebtedness; or

(o) the Asset Coverage Ratio (calculated without giving effect to clauses (b) and (c) of the definition of “Applicable Percentage”) shall be less than 100% and such deficiency shall not have been cured within one Business Day; or

(p) [reserved]

(q) [reserved]

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(r) the Trust shall fail to pay to any Exiting Facility Group its Pro Rata Share of the Aggregate Note Balance within 90 days of the commencement of the Exiting Facility Group Amortization Period with respect to such Exiting Facility Group; or

(s) [reserved]; or

(t) any failure by the Trust to pay amounts required to be paid under Section 2.15, 8.01 or 10.08 on or before the 30th day following the date of demand for payment thereof; or

(u) (1) SLM Education Credit Finance Corporation shall fail to comply with clause (u) of Section 10.01(a) in connection with the amendment, alteration, change or deletion of the definition of “Independent Manager” or any of the “Special Purpose Provisions” (each as defined in the related organizational document), or (2) any Person shall be appointed as an “Independent Manager” (as defined in the related organizational document) of the Depositor other than in strict compliance with the requirements therefor set forth in the Depositor’s Amended and Restated Limited Liability Company Operating Agreement, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

Section 7.03. Remedies.

(a) Amortization Event. After the occurrence of an Amortization Event and during the continuation of the Amortization Period, the Yield Rate shall be increased as provided in clause (b) of the definition thereof and any increase in amounts owed shall be payable as Step-Up Fees subject to the priority of payments set forth in Section 2.05(b). In addition, following the occurrence of an Amortization Event and during the continuation of the Amortization Period, no further Advances (other than Capitalized Interest Advances) shall be made. During the Amortization Period, the Administrative Agent or any party acting on its behalf shall not have the right to seize or sell the Pledged Collateral. Upon the expiration of the Amortization Period (other than by reason of the reinstatement of the Revolving Period), the Administrative Agent may, by notice to the Trust, declare that the Termination Date has occurred and may sell the Pledged Collateral to the extent required in order to repay in full all outstanding Advances and all other amounts due and owing under this Agreement and the other Transaction Documents in accordance with the procedures set forth in subsection (b) below.

(b) Termination Event. After the occurrence of a Termination Event, the Yield Rate shall be increased as set forth in clause (d) of the definition thereof and any increase in amounts owed shall be payable as Step-Up Fees subject to the priority of payments set forth in Section 2.05(b). In addition, after the occurrence of a Termination Event, the Administrative Agent may, and shall, at the direction of the Required Managing Agents, by notice to the Trust, declare that a Termination Date shall have occurred (except that, in the case of any event described in Section 7.02(e) above, the Termination Date shall be deemed to have occurred automatically). Upon the declaration of the Termination Date or the automatic occurrence thereof, no further Advances will be made and all of the Obligations due and owing to the Affected Party shall become immediately due and payable. Upon any such declaration or automatic occurrence, the Administrative Agent (for the benefit of the Secured Creditors) shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to a secured party under the UCC of the applicable jurisdiction and

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

other applicable laws, which rights shall be cumulative. The rights and remedies of a secured party which may be exercised by the Administrative Agent pursuant to this Article shall include, without limitation, the right, without notice except as specified below, to solicit and accept bids for and sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable, including selling Trust Student Loans on a servicing released basis; provided, that the Administrative Agent may not, without the prior written consent of the Required Managing Agents, sell the entire corpus of the Trust Student Loans unless the net proceeds of such sale will be sufficient to pay in full all interest and principal owing on the Class A Notes. Any sale or transfer by the Administrative Agent of Trust Student Loans shall only be made to an Eligible Lender. The Trust agrees that, to the extent notice of sale shall be required by law, ten Business Days’ notice to the Trust and the Administrator of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Administrative Agent to sell the Pledged Collateral to an Eligible Lender on an “as is” basis, without representation or warranty of any kind. The proceeds of any such sale shall be deposited into the Collection Account and shall be distributed pursuant to Section 2.05(b). The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Section 7.04. Setoff.

Each of the Secured Creditors and the Administrative Agent on behalf of all the Secured Creditors is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Termination Date due to the occurrence of a Termination Event or during the continuation of a Potential Termination Event to set off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Secured Creditor or all the Secured Creditors, as applicable, to, or for the account of, the Trust against the amount of the Outstanding Class A Notes and other Obligations owing by the Trust to such Secured Creditor or to the Administrative Agent on behalf of such Secured Creditor (even if contingent or unmatured).

ARTICLE VIII.

INDEMNIFICATION

Section 8.01. Indemnification by the Trust.

(a) Without limiting any other rights which the Affected Parties or any of their respective Affiliates may have hereunder or under applicable law, the Trust hereby agrees to indemnify the Affected Parties and each of their respective members, investors, officers, directors, employees, agents, advisors, attorneys-in-fact and Affiliates (each, an “Indemnified Party”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (except as may be expressly

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

limited by Section 10.08) awarded against or incurred by any of the Indemnified Parties arising out of or as a result of the purchase of any Class A Notes, the funding of Advances, this Agreement, the other Transaction Documents or the Pledged Collateral; excluding, however (i) any indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification and (ii) any recourse for Defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Trust Student Loans because of changes in market interest rates or in rate of prepayment (the foregoing, being collectively referred to as “Trust Indemnified Amounts”).

(b) Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Trust, to the extent not already paid by the Seller, the Depositor or the Servicer under any other Transaction Documents, to the related Indemnified Party on or before the 30th day following the date of demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

Section 8.02. Indemnification and Limited Guaranty by SLM Corporation.

(a) Without limiting any other rights that any such Person may have hereunder or under applicable law (including, without limitation, the right to recover damages for breach of contract), SLM Corporation hereby agrees to indemnify each Indemnified Party, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys’ fees and disbursements awarded against or incurred by any of them arising out of or relating to (i) the Transaction Documents, the transactions contemplated under the Transaction Documents or the Trust Student Loans, or (ii) use of proceeds hereunder, including indemnified amounts arising out of or relating to any Regulatory Change that results in any Other Tax, all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the purchases hereunder, or any security interest in the Trust Student Loans or any item of the Trust Student Loans; excluding, however, (A) indemnified amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party, (B) any amounts payable as indemnification by the Trust for which the Indemnified Party has a claim against the Depositor, the Master Depositor, a Seller or the Master Servicer under the indemnification provisions in the Sale Agreement, the Conveyance Agreement, the Tri-Party Transfer Agreement, any Purchase Agreement or the Servicing Agreement, unless such claim has not been paid within the applicable timeframe provided therein, (C) recourse for Defaulted Student Loans or Delinquent Student Loans or losses attributable to changes in the market value of the Trust Student Loans because of changes in market interest rates or in rate of prepayment, or (D) indemnified amounts to the extent that such indemnified amounts, together with any amounts paid by SLM Corporation pursuant to Section 8.02(c), exceed in the aggregate the least of (1) 5% of the highest Aggregate Note Balance at any time during the immediately preceding 12-month period, (2) $133,333,334, and (3) 10% of the then applicable Maximum Financing Amount (the foregoing being collectively referred to as “SLM Indemnified Amounts”).

(b) Any Trust Indemnified Amounts which are also SLM Indemnified Amounts and are not paid by the Trust on or before the 30th day following the date of demand pursuant to

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 8.01, shall be paid by SLM Corporation to the related Indemnified Party within five Business Days following demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

(c) SLM Corporation further agrees that, to the extent there are insufficient Available Funds in the Collection Account on any Settlement Date to pay any Non-Use Fee due and owing on such Settlement Date in accordance with Section 2.05(b), SLM Corporation shall pay to the Managing Agent for each Facility Group on such Settlement Date the portion of such Facility Group’s Non-Use Fee that would otherwise not be paid; provided, however, that SLM Corporation shall not be obligated to pay any amounts under this Section 8.02(c) to the extent that the aggregate amounts paid under Section 8.02(a) and this Section 8.02(c) exceed the least of (1) 5% of the highest Aggregate Note Balance at any time during the immediately preceding 12-month period, (2) $133,333,334, and (3) 10% of the then applicable Maximum Financing Amount. Any failure by SLM Corporation to pay its obligations under this Section 8.02(c) (other than by reason of the proviso in the immediately preceding sentence) that remains uncured for five (5) Business Days after SLM Corporation receives notice from the Administrative Agent or any Managing Agent of any such obligation being due and payable shall constitute a Termination Event under Section 7.02(a) of this Agreement. SLM Corporation hereby subordinates (to the rights of the Secured Creditors to receive payment of the Obligations in full in immediately available funds) and releases any and all rights and claims it may now or hereafter have or acquire against the Trust in connection with this Section 8.02(c) that would constitute it a “creditor” of the Trust for purposes of the Bankruptcy Code, including all rights of subrogation against the Trust and its property and all rights of indemnification, contribution and reimbursement from the Trust and its property, all of which are hereby waived.

ARTICLE IX.

ADMINISTRATIVE AGENT, SYNDICATION AGENT AND MANAGING AGENTS

Section 9.01. Authorization and Action of Administrative Agent and Syndication Agent.

(a) The Conduit Lenders, the LIBOR Lenders, the Managing Agents and the Alternate Lenders, as of the Closing Date, accept the appointment of and authorize the Administrative Agent and the Syndication Agent to take such action as agent on their behalf and to exercise such powers as are delegated to the Administrative Agent and the Syndication Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each of the Administrative Agent and the Syndication Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, the Administrative Agent and the Syndication Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent or the Syndication Agent have or be deemed to have any fiduciary relationship with any Lender or Managing Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent and the Syndication Agent. Without limiting the generality of the foregoing sentence, the use of the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

terms “Administrative Agent” and “Syndication Agent” in this Agreement with reference to the Administrative Agent and the Syndication Agent, respectively, are not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such terms are used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each of the Administrative Agent and the Syndication Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each of the Administrative Agent and the Syndication Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. The Administrative Agent agrees to give the Managing Agents notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to such Managing Agent) given to it by the Trust, the Administrator, any Seller, the Master Depositor, the Depositor, any Servicer, any Co-Valuation Agent or the Eligible Lender Trustee pursuant to the terms of the Transaction Documents within five Business Days of receipt thereof. Except for actions which each of the Administrative Agent and the Syndication Agent is expressly required to take pursuant to this Agreement, neither the Administrative Agent nor the Syndication Agent shall be required to take any action which exposes the Administrative Agent or the Syndication Agent to personal liability or which is contrary to applicable law unless the Administrative Agent or the Syndication Agent shall receive further assurances to its satisfaction from the Managing Agents that it will be indemnified against any and all liability and expense which may be incurred in taking or continuing to take such action.

Section 9.02. Authorization and Action of Managing Agents.

(a) Each Lender hereby accepts the appointment of and authorize its related Managing Agent to take such action as agent on its behalf and to exercise such powers as are delegated to such Managing Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Each Managing Agent reserves the right, in its sole discretion, to take any actions and exercise any rights or remedies under this Agreement and any related agreements and documents. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Transaction Document, no Managing Agent shall have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall any Managing Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against any Managing Agent. Without limiting the generality of the foregoing sentence, the use of the term “Managing Agent” in this Agreement with reference to any Managing Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each Managing Agent may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys-in-fact and shall be

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

entitled to advice of counsel concerning all matters pertaining to such duties. No Managing Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. Each Managing Agent agrees to give to its related Lenders prompt notice of each notice and determination and a copy of each certificate and report (if such notice, report, determination, or certificate is not given by the applicable Person to such Lender) given to it by the Administrative Agent, the Syndication Agent, the Trust, the Administrator, any Seller, the Depositor, any Servicer, any Co-Valuation Agent or the Eligible Lender Trustee pursuant to the terms of this Agreement. Except for actions which each Managing Agent is expressly required to take pursuant to this Agreement, such Managing Agent shall not be required to take any action which exposes such Managing Agent to personal liability or which is contrary to applicable law unless such Managing Agent shall receive further assurances to its satisfaction from its related Lenders that it will be indemnified against any and all liability and expense which may be incurred in taking or continuing to take such action.

Section 9.03. Agency Termination.

The appointment and authority of the Administrative Agent, the Syndication Agent and the Managing Agents hereunder shall terminate upon the payment by the Trust of all Obligations hereunder unless sooner terminated pursuant to Sections 9.07 and 9.08, as applicable.

Section 9.04. Administrative Agent’s, Syndication Agent’s and Managing Agent’s Reliance, Etc.

None of the Administrative Agent, the Syndication Agent, any Managing Agent or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it as Administrative Agent, the Syndication Agent, or Managing Agent, as applicable, under or in connection with this Agreement or any related agreement or document, except for its own gross negligence or willful misconduct. Without limiting the foregoing, each of the Administrative Agent, the Syndication Agent and each Managing Agent:

(a) may consult with legal counsel (including counsel for the Trust or any Affiliate of the Trust), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

(b) makes no warranty or representation to any Lender, any Managing Agent or any Program Support Provider and shall not be responsible to any Lender, any Managing Agent or any Program Support Provider for any statements, warranties or representations made by the Trust, the Administrator, SLM Corporation, the Eligible Lender Trustee, any Seller, the Depositor, any Servicer, any Guarantor or any Co-Valuation Agent in connection with this Agreement or any other Transaction Document;

(c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Transaction Document on the part of the Trust, the Administrator, SLM Corporation, the Eligible Lender Trustee, any Servicer, any Seller, the Depositor, any Guarantor or any Co-Valuation Agent or to inspect the property (including the books and records) of the Trust, the Administrator, SLM Corporation, the Eligible Lender Trustee, any Servicer, any Seller, the Depositor, any Guarantor or any Co-Valuation Agent;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(d) shall not be responsible to any Lender, any Managing Agent, or any Program Support Provider, as the case may be, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any Transaction Document or any other instrument or document furnished pursuant hereto; and

(e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or other electronic means) believed by it in good faith to be genuine and signed or sent by the proper party or parties.

Section 9.05. Administrative Agent, Syndication Agent, Managing Agents and Affiliates.

The Administrative Agent, the Syndication Agent, the Managing Agents and their Affiliates may generally engage in any kind of business with the Trust, the Administrator, SLM Corporation, the Eligible Lender Trustee, any Servicer, any Guarantor, any Seller, the Depositor, any of their respective Affiliates and any Person who may do business with or own securities of the Trust, the Administrator, SLM Corporation, the Eligible Lender Trustee, any Servicer, any Guarantor, any Seller, the Depositor, or any of their respective Affiliates, all as if such entities were not the Administrative Agent, the Syndication Agent or a Managing Agent and without any duty to account therefor to any Lender, any Managing Agent or any Program Support Provider.

Section 9.06. Decision to Purchase Class A Notes and Make Advances.

The Lenders acknowledge that each has, independently and without reliance upon the Administrative Agent or any Managing Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and to make Advances hereunder. The Lenders also acknowledge that each will, independently and without reliance upon the Administrative Agent, any Managing Agent or any of their Affiliates, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement or any related agreement, instrument or other document. Furthermore, each of the Lenders and Managing Agents acknowledges and agrees that although it may have received modeling and other structural information (including cash flow analysis) from the Administrative Agent or a Managing Agent, neither the Administrative Agent nor any Managing Agent assumes any responsibility for the accuracy or completeness of such information and such information is not intended to be relied upon as a prediction of performance or for any other reason.

Section 9.07. Successor Administrative Agent or Syndication Agent.

(a) The Administrative Agent or the Syndication Agent may resign at any time by giving five days’ written notice thereof to the Syndication Agent or the Administrative Agent, as applicable, each Conduit Lender, each Managing Agent, each LIBOR Lender, each Alternate Lender, the Trust, the Administrator and the Eligible Lender Trustee. Upon any such resignation, the Conduit Lenders, the Managing Agents, the LIBOR Lenders and the Alternate

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Lenders shall have the right to appoint a successor Administrative Agent or Syndication Agent approved by the Administrator (which approval will not be unreasonably withheld or delayed and will not be required after the occurrence and during the continuation of a Termination Event). If no successor Administrative Agent or Syndication Agent shall have been so appointed and shall have accepted such appointment within sixty days after the retiring Administrative Agent’s or Syndication Agent’s giving of notice of resignation, then the retiring Administrative Agent or Syndication Agent may, on behalf of the Conduit Lenders, the Managing Agents, the LIBOR Lenders and the Alternate Lenders, appoint a successor Administrative Agent or Syndication Agent. If the successor Administrative Agent or Syndication Agent is not an Affiliate of the resigning Administrative Agent or Syndication Agent, a LIBOR Lender or an Alternate Lender, such successor Administrative Agent or Syndication Agent shall be subject to the Administrator’s prior written approval (which approval will not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Administrative Agent or Syndication Agent hereunder by a successor Administrative Agent or Syndication Agent, such successor Administrative Agent or Syndication Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent or Syndication Agent, and the retiring Administrative Agent or Syndication Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s or Syndication Agent’s resignation hereunder as Administrative Agent or Syndication Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent or Syndication Agent under this Agreement.

(b) The “Administrative Agent” and “Syndication Agent” shall include any successors to the Administrative Agent or Syndication Agent as a result of a merger, consolidation, combination, conversion, reorganization or any other transaction (or series of related transactions) in which shares of the Administrative Agent’s or the Syndication Agent’s capital stock are sold or exchanged for or converted or otherwise changed into other stock or securities, cash and/or any other property, or the sale, lease, assignment, transfer or other conveyance of a majority of the assets of the Administrative Agent or the Syndication Agent in any transaction (or series of related transactions). Notwithstanding anything to the contrary in this Agreement, no consent of the Lenders, the Managing Agents or the Trust shall be required in connection with the succession of the Administrative Agent or the Syndication Agent as a result of any of the foregoing transactions.

Section 9.08. Successor Managing Agents.

Any Managing Agent may resign at any time by giving five days’ written notice thereof to its related Lenders, the Trust, the Administrator, the Administrative Agent and the Eligible Lender Trustee. Upon any such resignation, the applicable Lenders shall have the right to appoint a successor Managing Agent approved by the Administrator (which approval will not be unreasonably withheld or delayed and will not be required (x) after the occurrence and during the continuation of a Termination Event or (y) if the successor is a Lender (including a Conduit Assignee) or a Program Support Provider within the resigning Managing Agent’s Facility Group). If no successor Managing Agent shall have been so appointed and shall have accepted such appointment, within sixty days after the retiring Managing Agent’s giving of notice of resignation, then the retiring Managing Agent may, on behalf of its related Lenders, appoint a

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

successor Managing Agent. If the successor Managing Agent is not an Affiliate of the resigning Managing Agent or a Lender (including a Conduit Assignee) or a Program Support Provider within the resigning Managing Agent’s Facility Group, such successor Managing Agent shall be subject to the Administrator’s prior written approval (which approval will not be unreasonably withheld or delayed and will not be required after the occurrence and during the continuation of a Termination Event). Upon the acceptance of any appointment as a Managing Agent hereunder by a successor Managing Agent, such successor Managing Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Managing Agent, a new Class A Note will be issued in the name of the successor Managing Agent as Registered Owner in exchange for the retiring Managing Agent’s Class A Note pursuant to Section 3.05(c) and the retiring Managing Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Managing Agent’s resignation hereunder as a Managing Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Managing Agent under this Agreement.

Section 9.09. Reimbursement.

Each Managing Agent, Alternate Lender, LIBOR Lender and Committed Conduit Lender agrees to reimburse and indemnify the Administrative Agent, the Syndication Agent and its officers, directors, employees, representatives, counsel and agents (to the extent the Administrative Agent or the Syndication Agent is not paid or reimbursed by the Trust, the Administrator, SLM Corporation, the Master Servicer, the Sellers or the Depositor), ratably according to the amounts owed to each such Person hereunder, from and against such Lender’s ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the Syndication Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Administrative Agent or the Syndication Agent under this Agreement or any Transaction Document; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or the Syndication Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Alternate Lender, LIBOR Lender and Committed Conduit Lender agrees to reimburse the Administrative Agent and the Syndication Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent and the Syndication Agent in connection with the due diligence, negotiation, preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Transaction Document, in each case to the extent that the Administrative Agent or the Syndication Agent is not reimbursed for such expenses by the Trust, the Administrator, SLM Corporation, the Master Servicer, the Sellers, the Master Depositor or the Depositor.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Section 9.10. Notice of Amortization Events, Termination Events, Potential Amortization Events, Potential Termination Events or Servicer Defaults.

Neither the Administrative Agent nor the Syndication Agent shall be deemed to have knowledge or notice of the occurrence of an Amortization Event, a Termination Event, a Potential Amortization Event, a Potential Termination Event or a Servicer Default, unless the Administrative Agent or the Syndication Agent has received written notice from a Note Purchaser, a Managing Agent or the Trust referring to this Agreement, describing such Amortization Event, Termination Event, Potential Amortization Event, Potential Termination Event or Servicer Default and stating that such notice is a “Notice of Termination Event or Potential Termination Event,” “Notice of Amortization Event or Potential Amortization Event” or “Notice of Servicer Default,” as applicable. The Administrative Agent or the Syndication Agent will notify the Managing Agents of its receipt of any such notice.

Section 9.11. Compliance with Rule 17g-5. Each of the Lenders, the Managing Agents, the Lead Arrangers, the Syndication Agent, the Co-Valuation Agents and the Administrative Agent agrees that (i) each such Person shall be responsible for its own compliance with Rule 17g-5 promulgated by the U.S. Securities and Exchange Commission, including, without limitation, any requirement to provide information regarding any CP to any Rating Agency or any other nationally recognized statistical rating organization, and (ii) neither this Agreement nor any other Transaction Document shall constitute a contract by or with any other party hereto or its Affiliates to provide information to a nationally recognized statistical rating organization on behalf of any such Person or its Affiliates.

ARTICLE X.

MISCELLANEOUS

Section 10.01. Amendments, Etc.

(a) Unless otherwise specified herein, no amendment to or waiver of any provision of this Agreement or the Side Letter nor consent to any departure by the Trust or any other Person therefrom shall in any event be effective unless the same shall be in writing and signed by the Trust, the Eligible Lender Trustee and the Required Managing Agents and the Rating Agency Condition has been satisfied; provided, however, that (v) SLM Education Credit Finance Corporation agrees that it shall notify the Administrative Agent in writing of any proposed amendments or other modifications to the organizational documents of any Seller, any Related SPE Seller, the Master Depositor or the Depositor and will not effect any such amendment or other modification without the prior written consent of the Required Managing Agents, not to be unreasonably withheld; (w) any waiver of the Termination Event set forth in Section 7.02(r) shall also require the consent of the applicable Exiting Facility Group; (x) no such amendment, waiver or consent shall, without the consent of the Administrative Agent or the Syndication Agent, require the Administrative Agent or the Syndication Agent, as applicable, to take any action or amend, modify or waive the duties, responsibilities or rights of the Administrative Agent or the Syndication Agent, as applicable, hereunder or under any other Transaction Document; (y) the consent of the applicable Alternate Lender, LIBOR Lender or Committed Conduit Lender, shall be required to increase the amount of its Commitment or extend the Scheduled Maturity Date; and (z) no such amendment, waiver or consent shall, without the consent of each affected Managing Agent exclusive (except in the case of clauses (ii)(A), (ii)(B), (iii), (v), (vi) and (vii) below) of any Managing Agent for any Distressed Lender (unless such amendment, waiver or

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

consent is (A) necessary to correct a mistake or cure any ambiguity or (B) made solely to satisfy the Rating Agency Condition, in each case as reasonably determined by the Required Managing Agents):

(i) amend Section 7.01, Section 7.02 or Article VIII or the definitions of Adjusted Pool Balance, Amortization Period, Applicable Percentage (including as set forth in the Side Letter), Asset Coverage Ratio, Defaulted Student Loan, Eligible FFELP Loan, Excess Concentration Amount (including as set forth in the Side Letter), Excess Spread, Excess Spread Test, Floor (including as set forth in the Side Letter), Maximum Advance Amount, Minimum Asset Coverage Requirement, or Required Managing Agents or any other provision hereof specifying the percentage of Managing Agents required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder contained in this Agreement or modify the then existing Excess Concentration Amount;

(ii) amend, modify or waive any provision of this Agreement in any way which would (A) reduce the amount of principal or Financing Costs payable on account of any Note or delay any scheduled date for payment thereof, (B) reduce fees payable by the Trust to the Administrative Agent, the Managing Agents or the Lenders or delay the dates on which such fees are payable or (C) modify any provisions relating to the Asset Coverage Ratio or any required reserves so as to reduce such reserves;

(iii) agree to the payment of a different rate of interest on the Class A Notes pursuant to this Agreement;

(iv) waive the Termination Events set forth in Section 7.02(e) (with respect to the Trust, the Administrator, the Master Servicer or SLM Corporation), Section 7.02(j), Section 7.02(o) and Section 7.02(s);

(v) amend this Section 10.01 in any way other than expanding the list of amendments, waivers or consents that require the consent of each Managing Agent;

(vi) release all or substantially all of the Pledged Collateral except as expressly permitted by this Agreement;

(vii) amend Section 2.14 in a manner that would alter the pro rata sharing of payments required thereby; or

(viii) amend, modify or waive any provision of the Side Letter.

(b) Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. To the extent the consent of any of the parties hereto (other than the Trust) is required under any of the Transaction Documents, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, except as otherwise expressly provided herein or therein. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Lenders may be entitled to receive an amount as may be mutually agreed upon between the Trust and the Managing Agents and, in addition,

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

may be required to obtain the approval of some or all of the Program Support Providers. If any Conduit Lender is required pursuant to its program documents to provide notice of an amendment to the Transaction Documents to any Rating Agency rating the CP of such Conduit Lender, such Conduit Lender’s related Managing Agent shall provide such Rating Agency with notice of such amendment to the Transaction Documents.

(c) The Administrative Agent covenants and agrees not to consent to any amendment or waiver to the Administration Agreement or the Servicing Agreement referred to in clause (a) of the definition thereof or any Servicing Agreement with a Material Subservicer without receiving the consent of the Required Managing Agents (or, in the case of any amendment to Section 5.01 of the Servicing Agreement in clause (a) of the definition of Servicing Agreement, all of the Managing Agents exclusive of any Managing Agent for any Distressed Lender).

Section 10.02. Notices; Non-Public Information, Etc.

(a) Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy or other electronic means) and mailed, delivered by nationally recognized overnight courier service, transmitted or delivered by hand, as to each party hereto, at its address set forth on Exhibit M hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the specified facsimile number and an appropriate confirmation is received, (ii) if given by e-mail, when sent to the specified e-mail address and an appropriate confirmation is received, (iii) if given by mail, five days after being deposited in the United States mails, first class postage prepaid (except that notices and communications pursuant to Article II shall not be effective until received), (iv) if given by nationally recognized courier guaranteeing overnight delivery, the Business Day following such day after such communication is delivered to such courier or (v) if given by any other means, when delivered at the address (electronic or otherwise) specified in this Section. Notwithstanding the foregoing, with respect to any Transaction Document, any recipient may designate what it deems to be appropriate confirmation and that notification by e-mail to it shall not be effective without such confirmation.

(b) MNPI. The Trust hereby acknowledges that (i) the Administrative Agent and/or the Syndication Agent will make available to the Lenders materials and/or information provided by or on behalf of the Trust hereunder (collectively, “Trust Materials”) by posting the Trust Materials on IntraLinks or another similar electronic system (the “Platform”) and (ii) certain of the Lenders may be “public-side” Lenders (each, a “Public Lender”) which may have personnel who do not wish to receive material non-public information (within the meaning of the United States federal securities laws) with respect to the Trust or its Affiliates, or the respective securities of any of the foregoing (“MNPI”), and who may be engaged in investment and other market-related activities with respect to the Trust’s or its Affiliate’s securities or debt. The Trust hereby agrees that (w) all Trust Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Trust Materials “PUBLIC,” the Trust shall be deemed to have authorized the Administrative Agent, the Syndication Agent and the Lenders to treat such Trust Materials as not containing any MNPI

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

with respect to the Trust, its Affiliates or their respective securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Trust Materials constitute confidential information, they shall be treated as set forth in Section 10.12); (y) all Trust Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Syndication Agent shall be entitled to treat any Trust Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE TRUST MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE TRUST MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE TRUST MATERIALS OR THE PLATFORM. In no event shall any of the Administrative Agent, the Syndication Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Trust, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Trust’s, the Administrative Agent’s or the Syndication Agent’s transmission of Trust Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party.

(d) Private Side Information. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender at all times to have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to Trust Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain MNPI with respect to the Trust or its securities for purposes of United States federal or state securities laws.

Section 10.03. No Waiver; Remedies; Limitation of Liability.

No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. No claim may be made by any Transaction Party or any other Person against any Lender, Managing Agent, the Administrative Agent, the Syndication Agent or any of their Related Parties for any indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages) in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases and agrees not to sue upon

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. No claim may be made by any Lender, Managing Agent, the Administrative Agent, the Syndication Agent or any other Person against any Transaction Party or any of their Related Parties for any indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages) in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 10.04. Successors and Assigns; Binding Effect.

(a) This Agreement shall be binding on the parties hereto and their respective successors and permitted assigns; provided, however, that neither the Trust nor the Administrator may assign or otherwise transfer any of its rights or obligations or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of the Administrative Agent. Except as provided in clauses (b), (d), (f) and (g) below and except as provided in Article III, no provision of this Agreement shall in any manner restrict the ability of any Lender to assign, participate, grant security interests in, or otherwise transfer any portion of its Note.

(b) Lenders. Any Alternate Lender, LIBOR Lender or Committed Conduit Lender may assign all or any portion of its Commitment and any Lender may assign all or any portion of its interest in its Facility Group’s Class A Notes, the Pledged Collateral and its other rights and obligations hereunder to any Person with the prior written approval of the Administrator and the Administrative Agent (which approvals shall not be unreasonably withheld or delayed and shall not be required after the occurrence and during the continuation of a Termination Event) and the approval of the Managing Agent of such Lender’s Facility Group; provided, however, such consent of the Administrator or the Administrative Agent shall not be required in the case of an assignment to a Lender, an Affiliate of an existing Lender, an Approved Fund or a commercial paper conduit managed or administered by an Affiliate of an existing Lender or Managing Agent (it being understood that in the case of an assignment to a commercial paper conduit that does not become a Committed Conduit Lender, the related Commitment must be assigned to or retained by, as applicable, an Alternate Lender within such conduit’s Facility Group); provided further, that (x) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and interest in its Facility Group’s Class A Notes at the time owing to it or in the case of any assignment to a Lender, an Affiliate of a Lender an Approved Fund or a commercial paper conduit managed by an Affiliate of an existing Lender or Managing Agent, no minimum amount need be assigned; and (y) in any case not described in clause (x) of this proviso, the aggregate minimum amount of the Commitment or interest in a Facility Group’s Class A Notes to be assigned determined as of the date of the assignment and assumption agreement shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Amortization Event or Termination Event has occurred and is continuing, the Administrator otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignment from members of an Assignee Group to a single assignee (or to an assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

In connection with any such assignment, the assignor shall deliver to the assignee(s) an assignment and assumption agreement, duly executed, assigning to such assignee a pro rata interest in such assignor’s Commitment and other obligations hereunder and in its interest in its Facility Group’s Class A Notes and the Pledged Collateral and other rights hereunder, and such assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to protect, or more fully evidence the assignee’s right, title and interest in and to such interest and to enable the Administrative Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. Upon any such assignment, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party with respect to such assignor’s Commitment and interest in its Facility Group’s Class A Notes and the Pledged Collateral for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party and (ii) the assignor shall have no further obligations with respect to the portion of its Commitment which has been assigned and shall relinquish its rights with respect to the portion of its interest in its Facility Group’s Class A Notes and Pledged Collateral which has been assigned for all purposes of this Agreement and under the other Transaction Documents to which such assignor is or, immediately prior to such assignment, was a party. No such assignment shall be effective until a fully executed copy of the related assignment and assumption agreement has been delivered to the Administrative Agent, the applicable Managing Agent and the Administrator, together with an assignment processing and recordation fee in the amount of $3,500.00 (which fee includes all costs and expenses of the Administrative Agent, assignor and assignee for which the Trust is responsible in connection with such assignment); provided, however, that the Administrative Agent may, in its sole discretion elect to waive such processing recordation fee in the case of any assignment.

(c) The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. No such assignment shall be made to the Trust or any of the Trust’s Affiliates, except as otherwise explicitly permitted by this Agreement.

(d) Conduit Lenders. Without limiting the foregoing, each Conduit Lender may, from time to time, with prior or concurrent notice to the Trust, the Administrator, the Managing Agent for such Conduit Lender’s Facility Group, and the Administrative Agent, in one transaction or a series of transactions, assign all or a portion of its interest in its Facility Group’s Class A Notes and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee. Upon and to the extent of such assignment by a Conduit Lender to a Conduit Assignee:

(i) such Conduit Assignee shall be the owner of the assigned portion of the related Facility Group’s Class A Notes and the right to make Advances;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) unless otherwise provided for in an agreement among the Conduit Assignee, the Administrative Agent and the Trust, the Managing Agent for the Conduit Lender assignor will act as the Managing Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the Managing Agent hereunder or under the other Transaction Documents;

(iii) such Conduit Assignee (and any related commercial paper issuer, if such Conduit Assignee does not itself issue commercial paper) and their respective Program Support Providers and other Related Parties shall have the benefit of all the rights and protections provided to the Conduit Lender and its Program Support Provider(s) herein and in the other Transaction Documents (including any limitation on recourse against such Conduit Assignee or Related Parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Assignee, and the right to assign to another Conduit Assignee as provided in this paragraph);

(iv) such Conduit Assignee shall assume all (or the assigned or assumed portion) of the Conduit Lender’s obligations, if any, hereunder or any other Transaction Document, and the Conduit Lender shall be released from such obligations, in each case to the extent of such assignment, and the obligations of the Conduit Lender and such Conduit Assignee shall be several and not joint;

(v) all distributions in respect of the Class A Notes shall be made to the applicable agent or Managing Agent, as applicable, on behalf of the Conduit Lender and such Conduit Assignee on a pro rata basis according to their respective interests;

(vi) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing; and

(vii) if requested by the Administrative Agent or the Managing Agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrative Agent or such Managing Agent may reasonably request to evidence and give effect to the foregoing.

No assignment by a Conduit Lender to a Conduit Assignee of all or any portion of its interest in its Facility Group’s Class A Notes shall in any way diminish its related Alternate Lenders’ obligation under this Agreement to fund any Advances not previously funded by the Conduit Lender or such Conduit Assignee.

(e) In the event that a Conduit Lender makes an assignment to a Conduit Assignee in accordance with clause (d) above, the Alternate Lenders in such Conduit Lender’s Facility Group:

(i) if requested by the related Managing Agent, shall terminate their participation in the applicable Program Support Agreement related to the assigning Conduit Lender to the extent of such assignment;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(ii) if requested by the related Managing Agent, shall execute (either directly or through a participation agreement, as determined by such Managing Agent) the program support agreement related to such Conduit Assignee, to the extent of such assignment, the terms of which shall be substantially similar to those of the participation or other agreement entered into by such Alternate Lender with respect to the applicable Program Support Agreement (or which shall be otherwise reasonably satisfactory to the related Managing Agent and the Alternate Lenders);

(iii) if requested by the Conduit Assignee, shall enter into such agreements as requested by the Conduit Assignee pursuant to which they shall be obligated to provide funding to the Conduit Assignee on substantially the same terms and conditions as is provided for in this Agreement in respect of the Conduit Lender (or which agreements shall be otherwise reasonably satisfactory to the Conduit Assignee and the Alternate Lenders); and

(iv) shall take such actions as the Administrative Agent shall reasonably request in connection therewith.

(f) Notwithstanding the foregoing, each of the Administrator and the Trust hereby agrees and consents to the assignment by any Conduit Lender from time to time of all or any part of its rights under, interest in and title to the Advances, the Pledged Collateral, this Agreement, and the other Transaction Documents to any Program Support Provider.

(g) If its related Managing Agent so elects, a Conduit Lender shall assign (and each of the Administrator and the Trust consents to such assignment), effective on the Assignment Date referred to below, all or such portions as may be elected by the Conduit Lender of its interest in its Facility Group’s Note, at such time to its related Alternate Lender(s); provided, however, that no such assignment shall take place pursuant to this paragraph at a time when an Event of Bankruptcy with respect to such Conduit Lender exists. No further documentation or action on the part of the Conduit Lender shall be required to exercise the rights set forth in the immediately preceding sentence, other than the giving of notice by its related Managing Agent on behalf of the Conduit Lender referred to above and the delivery by such related Managing Agent of a copy of such notice to each related Alternate Lender (the date of the receipt by the applicable Managing Agent of any such notice being the “Assignment Date”). Each related Alternate Lender hereby agrees, unconditionally and irrevocably and under all circumstances, without setoff, counterclaim or defense of any kind, to pay the full amount of its Assignment Amount on such Assignment Date to its related Conduit Lender or Conduit Lenders in immediately available funds to an account designated by the related Managing Agent. Upon payment of its Assignment Amount, each such Alternate Lender shall acquire an interest in such Facility Group’s Class A Notes equal to that transferred by the Conduit Lender. In the event that the aggregate of the Assignment Amounts paid by any Facility Group’s Alternate Lenders pursuant to this paragraph on any Assignment Date occurring is less than the principal balance of the Class A Notes of the applicable Conduit Lender on such Assignment Date, then to the extent payments are therefore received by the applicable Managing Agent hereunder in respect of such Class A Notes in excess of the aggregate of the unrecovered Assignment Amounts funded by the related Alternate Lenders, such excess shall be remitted by the applicable Managing Agent to the applicable Conduit Lenders.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(h) By executing and delivering an assignment and assumption agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

(i) other than as provided in such assignment and assumption agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Transaction Documents or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value or this Agreement, the other Transaction Documents or any such other instrument or document;

(ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Administrator, SLM Corporation, the Trust or any Affiliate thereof or the performance or observance by the Administrator, SLM Corporation, the Trust or any Affiliate thereof of any of their respective obligations under this Agreement or the other Transaction Documents or any other instrument or document furnished pursuant hereto;

(iii) such assignee confirms that it has received a copy of this Agreement and each other Transaction Document and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment and assumption agreement and to purchase such interest;

(iv) such assignee will, independently and without reliance upon the Administrative Agent, any Managing Agent, any other Lender, or any of their respective Affiliates, or the assignor and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents;

(v) such assignee appoints and authorizes the Administrative Agent and its applicable Managing Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Transaction Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or its applicable Managing Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Transaction Documents and the Pledged Collateral;

(vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Transaction Documents are required to be performed by it as the assignee of the assignor; and

(vii) such assignee agrees that it will not institute against the Conduit Lenders any proceeding of the type referred to in Section 10.15 prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after the payment in full of all CP issued by the Conduit Lender (or any related commercial paper issuer, if the Conduit Lender does not itself issue CP).

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(i) From and after the effective date specified in each assignment and acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such assignment and acceptance, have the rights and obligations of the assigning Lender under this Agreement, (ii) the assigning Lender shall, to the extent of the interest so assigned, be relieved from its obligations hereunder and (iii) in the case of an assignment of all of a Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto; provided, that such Lender shall continue to be entitled to the benefits of Sections 2.02(c), 2.15, 2.20 and 10.08 and Article VIII, in each case solely with respect to facts and circumstances occurring prior to the effective date of such assignment.

(j) The Administrative Agent shall, acting solely for this purpose as an agent of the Trust, maintain a register (the “Register”) on which it will record the Lenders’ rights hereunder, and each assignment and acceptance and participation. The Register shall include the names and addresses of the Lenders (including all assignees, successors and participants). Failure to make any such recordation, or any error in such recordation, shall not affect the Lenders’ obligations in respect of such rights. If a Lender assigns or sells a participation in its rights hereunder, it shall provide the Trust and the Administrative Agent with the information described in this paragraph and permit the Trust to review such information as reasonably needed for the Trust and the Administrative Agent to comply with its obligations under this Agreement or to maintain the Obligations at all times in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations. The entries in the Register shall be conclusive, and the Trust, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Trust and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(k) Each Lender may at any time pledge or Grant a security interest in all or any portion of its rights under this Agreement (including, without limitation, rights to payment of principal and Yield) to secure its obligations, including without limitation any pledge, grant, or assignment to secure obligations to a Federal Reserve Bank, without notice to or consent of SLM Corporation, the Administrator, the Trust or the Administrative Agent; provided, that no such pledge or Grant of a security interest shall release a Lender from any of its obligations under this Agreement, or substitute any such pledgee or grantee for such Lender as a party to this Agreement.

(l) [Reserved].

(m) Any Lender may, without the consent of, or notice to, the Trust or the Administrative Agent, sell participations to any Person (other than a natural person or the Trust or any of the Trust’s Affiliates) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or its interest in its Facility Group’s Class A Notes owing to it); provided, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

responsible to the other parties hereto for the performance of such obligations; (iii) the Trust and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement; and (iv) such Lender shall obtain from the Participant, on behalf of the Administrator, a confidentiality agreement consistent with the restrictions set forth in Section 10.12 or a written agreement to comply with the provisions of Section 10.12.

Section 10.05. Termination and Survival.

This Agreement shall remain in full force and effect until the Aggregate Note Balance of all Class A Notes Outstanding and all other Obligations are paid in full; provided, that the rights and remedies with respect to any breach of a representation and warranty made by or on behalf of the Trust pursuant to Article V and the indemnification and payment provisions of Articles VIII and IX and Sections 2.14, 2.15, 2.20, 10.06, 10.07, 10.08, 10.09, 10.10, 10.12, 10.14, 10.15, 10.16 and 10.17 shall be continuing and shall survive the termination of this Agreement and, with respect to the Administrative Agent’s, the Syndication Agent’s, each Managing Agent’s and the Eligible Lender Trustee’s rights under Articles VIII, IX and X, the removal or resignation of the Administrative Agent, the Syndication Agent, such Managing Agent or the Eligible Lender Trustee.

Section 10.06. Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 10.07. Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Service Agent.

(a) EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 10.07 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE MANAGING AGENTS OR THE NOTE PURCHASERS TO BRING ANY ACTION OR PROCEEDING AGAINST THE TRUST OR THE ADMINISTRATOR OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(b) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

(c) The Trust and the Administrator each hereby appoint CT Corporation located at 111 Eighth Avenue, New York, New York 10011 as the authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the other Transaction Documents to which such Person is a party or the transactions contemplated hereby or thereby that may be instituted in the United States District Court for the Southern District of New York and of any New York State court sitting in The City of New York by the Administrative Agent or the Note Purchasers or any successor or assignee of any of them.

Section 10.08. Costs and Expenses.

The Trust agrees to pay, on or before the 30th day following the date of demand, all reasonable and customary costs, fees and expenses of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Lead Arrangers, the Managing Agents, the Lenders or the Program Support Providers incurred in connection with the due diligence, negotiation, preparation, execution, delivery, renewal or any amendment or modification of, or any waiver or consent issued in connection with, this Agreement, any Program Support Agreement or any other Transaction Document, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Lead Arrangers, the Managing Agents, the Lenders or the Program Support Providers with respect thereto and all costs, fees and expenses, if any (including the applicable Rating Agency fees (except as specified in Section 2.15(d)) and reasonable auditors’ and counsel fees and expenses), incurred by the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Lead Arrangers, the Managing Agents, the Lenders or the Program Support Providers in connection with the enforcement of this Agreement and the other Transaction Documents. Notwithstanding the foregoing, each of the Managing Agents, the Lenders and the Program Support Providers agrees that the Trust shall only be required to pay amounts for legal fees and expenses of not more than one law firm engaged by the Administrative Agent or the Syndication Agent, as applicable, on behalf of the Secured Creditors, unless otherwise agreed to by the Trust in its sole discretion. Each of SLM Education Credit Finance Corporation and the Administrator agrees to pay such required payments on behalf of the Trust on the Closing Date to the extent such expenses are properly invoiced prior to the Closing Date.

Section 10.09. Bankruptcy Non-Petition and Limited Recourse.

Notwithstanding any other provision of this Agreement, each party hereto (other than the Trust) covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after payment in full of the Class A Notes, institute against, or join any other Person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or any similar proceeding

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

under any federal or state bankruptcy or similar law; provided, that nothing in this provision shall preclude or be deemed to stop any party hereto (a) from taking any action prior to the expiration of the aforementioned one year and one day period in (i) any case or proceeding voluntarily filed or commenced by the Trust or (ii) any involuntary insolvency proceeding filed or commenced against the Trust by any Person other than a party hereto or (b) from commencing against the Trust or the Pledged Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency or a liquidation proceeding. The obligations of the Trust under this Agreement are limited recourse obligations payable solely from the Pledged Collateral and, following realization of the Pledged Collateral and its application in accordance with the terms hereof, any outstanding obligations of the Trust hereunder shall be extinguished and shall not thereafter revive. In addition, no recourse shall be had for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner or security holder of the Trust or any of its successors or assigns. The provisions of this Section shall survive the termination of this Agreement.

Section 10.10. Recourse Against Certain Parties.

No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers or any incorporator, Affiliate, stockholder, officer, employee or director of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders and the Program Support Providers contained in this Agreement and all of the other agreements, instruments and documents entered into by the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers, as applicable. No personal liability whatsoever shall attach to or be incurred by any administrator of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers or any incorporator, stockholder, Affiliate, officer, employee or director thereof or any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and any and all personal liability of every such administrator and each incorporator, stockholder, Affiliate, officer, employee or director of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers or of any such administrator, or any of them, for breaches by the

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

Eligible Lender Trustee, the Administrative Agent, the Syndication Agent, the Managing Agents, the Lenders or the Program Support Providers of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section shall survive the termination of this Agreement and, with respect to the rights of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent or the Managing Agents, the resignation or removal of the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent or the Managing Agents.

Section 10.11. Execution in Counterparts; Severability.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by facsimile or electronic mail of an executed signature page of this Agreement or any other Transaction Document shall be effective as delivery of an executed counterpart hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 10.12. Confidentiality.

(a) Each of the Administrative Agent, the Syndication Agent, the Managing Agents and the Lenders agrees to keep confidential and not disclose any non-public information or documents related to the Trust or any Affiliate of the Trust delivered or provided to such Person in connection with this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby and which are clearly identified in writing by the Trust or such Affiliate as being confidential; provided, however, that each of the foregoing may disclose such information:

(i) to the extent required or deemed necessary and/or advisable by such Person’s counsel in any judicial, regulatory, arbitration or governmental proceeding or under any law, regulation, order, subpoena or decree;

(ii) to its officers, directors, employees, accountants, auditors and outside counsel, in each case, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality;

(iii) to any Program Support Provider, any potential Program Support Provider, or any assignee or participant or potential assignee or participant of any Program Support Provider, provided they are informed of the confidentiality thereof and agree to maintain such confidentiality;

(iv) to any assignee, participant or potential assignee or participant of or with any of the foregoing;

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

(v) in connection with the enforcement of its rights and remedies under this Agreement or of any of the other Transaction Documents or any Program Support Agreement;

(vi) to any Rating Agency rating the Class A Notes, the CP of the Conduit Lenders or rating SLM Corporation, or any nationally recognized statistical rating organization in connection with any Conduit Lender’s compliance with Rule 17g-5 promulgated by the U.S. Securities and Exchange Commission;

(vii) to any administrative agent, sub-administrative agent, administrator, sub-administrator, administrative trustee, sub-administrative trustee or any entity serving in a similar capacity for any Conduit Lender; and

(viii) to such other Persons as may be approved by the Trust.

Notwithstanding the foregoing, the foregoing obligations shall not apply to any such information, documents or portions thereof that (x) were of public knowledge or literature generally available to the public at the time of such disclosure; or (y) have become part of the public domain by publication or otherwise, other than as a result of the failure of such party or any of its respective employees, directors, officers, advisors, accountants, auditors, or legal counsel to preserve the confidentiality thereof.

(b) Each of the Trust and the Administrator hereby agrees that it will not disclose the contents of this Agreement or any other Transaction Document or any other proprietary or confidential information of or with respect to any Note Purchaser, any Managing Agent, the Administrative Agent, the Syndication Agent or any Program Support Provider to any other Person except (i) its auditors and attorneys, employees or financial advisors (other than any commercial bank) and any nationally recognized statistical rating organization, provided such auditors, attorneys, employees, financial advisors or rating agencies are informed of the highly confidential nature of such information or (ii) as otherwise required by applicable law or order of a court of competent jurisdiction; provided, that, to the extent reasonably practicable, the Trust and the Administrator shall provide to the Administrative Agent and Syndication Agent an opportunity to review the form and content of a disclosure pursuant to this clause (ii) prior to the making of such disclosure and shall provide to each Managing Agent an opportunity to review any such disclosure which mentions by name such Managing Agent or any member of its Facility Group.

(c) Notwithstanding any other provision herein to the contrary, each of the parties hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons, without limitation of any kind, any information with respect to the United States federal, state and local “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party or its representatives relating to such tax treatment and tax structure; provided, that no person may disclose the name of or identifying information with respect to any party identified in the Transaction Documents or any pricing terms or other nonpublic business or financial information that is unrelated to the United States federal, state and local tax

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

treatment of the transaction and is not relevant to understanding the United States federal, state and local tax treatment of the transaction, without complying with the provisions of Section 10.12(a); provided, further, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local tax treatment or tax structure of the transactions contemplated hereby.

Section 10.13. Section Titles.

The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

Section 10.14. Entire Agreement.

This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

Section 10.15. No Petition.

Each of the Trust, the Administrator, the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent and the Managing Agents hereby covenants and agrees with respect to each Conduit Lender that, prior to the date which is one year and one day (or, if longer, any applicable preference period plus one day) after the payment in full of all outstanding indebtedness of such Conduit Lender (or its related commercial paper issuer), it will not institute against or join any other person or entity in instituting against such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The foregoing shall not limit the rights of the Trust, the Administrator, the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent or the Managing Agents to file any claim in, or otherwise take any action with respect to, any insolvency proceeding instituted against any Conduit Lender by a Person other than the Trust, the Administrator, the Eligible Lender Trustee, the Administrative Agent, the Syndication Agent or the Managing Agents, as applicable. The provisions of this Section shall survive the termination of this Agreement.

Section 10.16. Excess Funds.

Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Lender shall, nor shall be obligated to, pay any amount pursuant to this Agreement unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay its CP when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue CP to refinance all of its outstanding CP (assuming such outstanding CP matured at such time) in accordance with the program documents governing such Conduit Lender’s securitization program or (y) all of such Conduit Lender’s CP are paid in full. Any amount which a Conduit Lender does not pay pursuant to the operation of the preceding

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

sentence shall not constitute a claim (as defined in §101 of the Bankruptcy Code) against or corporate obligation of such Conduit Lender for any such insufficiency unless and until such Conduit Lender satisfies the provisions of clauses (i) and (ii) above.

Section 10.17. Eligible Lender Trustee.

(a) The parties hereto agree that the Eligible Lender Trustee shall be afforded all of the rights, immunities and privileges afforded to the Eligible Lender Trustee under the Trust Agreement in connection with its execution of this Agreement.

(b) Notwithstanding the foregoing, none of the Secured Parties shall have recourse to the assets of the Eligible Lender Trustee in its individual capacity in respect of the obligations of the Trust. The parties hereto acknowledge and agree that The Bank of New York Mellon Trust Company, National Association and any successor eligible lender trustee is entering into this Agreement solely in its capacity as Eligible Lender Trustee, and not in its individual capacity, and in no case shall The Bank of New York Mellon Trust Company, National Association (or any person acting as successor eligible lender trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Trust, all such liability, if any, being expressly waived by the parties hereto, any person claiming by, through, or under any such party.

Section 10.18. USA PATRIOT Act Notice.

Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Trust that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Trust, which information includes the name and address of the Trust and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Trust in accordance with the Patriot Act.

Section 10.19. Risk Retention.

(a) SLM Education Credit Finance Corporation agrees that, if one or more new Trust Student Loans are acquired by the Trust on or after January 1, 2015, then at all times after the relevant acquisition date (i) it shall hold and own, free and clear of any Lien or other interest, all limited liability company interests and any other equity interests in the Depositor and (ii) it shall not cause or permit such limited liability company interests and other equity interests in the Depositor to be subject to any CRD Prohibited Hedge.

(b) SLM Corporation agrees that, if one or more new Trust Student Loans are acquired by the Trust on or after January 1, 2015, then at all times after the relevant acquisition date (i) it shall hold and own, free and clear of any Lien or other interest, all stock and any other equity interests in SLM Education Credit Finance Corporation, (ii) it shall not cause or permit such stock and other equity interests in SLM Education Credit Finance Corporation to be subject to any CRD Prohibited Hedge, (iii) it shall own and hold, and shall not sell, assign or otherwise transfer, its rights or obligations under the Revolving Credit Agreement, including, without limitation, the outstanding loans and advances made to the Trust thereunder, (iv) it shall not

[SLM Amended and Restated Bluemont Note Purchase and Security Agreement]

cause or permit its credit exposure under the Revolving Credit Agreement to be subject to any CRD Prohibited Hedge and (v) it shall not change the manner (as contemplated under Article 122a of the CRD) in which it retains a net economic interest in the Trust Student Loans as required under Article 122a of the CRD.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE TRUST:

BLUEMONT FUNDING I

By:	THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of the Closing Date by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
	Name:	Michael G. Ruppel
	Title:	Vice President

THE ELIGIBLE LENDER TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as Eligible Lender Trustee under the Second Amended and Restated Trust Agreement dated as of the Closing Date by and among the Depositor, the Delaware Trustee and the Eligible Lender Trustee

By:	/s/ Michael G. Ruppel
	Name:	Michael G. Ruppel
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

THE ADMINISTRATOR:

SALLIE MAE, INC.

By:	/s/ Mark D. Rein
	Name:	Mark D. Rein
	Title:	Vice President

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Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

THE ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

BANK OF AMERICA, N.A., as securities intermediary and depositary bank with respect to the Trust Accounts

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice president

LEAD ARRANGER:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (as successor by merger to BANC OF AMERICA SECURITIES LLC)

By:	/s/ Helen G. Richards
	Name:	Helen G. Richards
	Title:	Director

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

BANK OF AMERICA FACILITY GROUP:

MANAGING AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

LIBOR LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Margaux L. Karagosian
	Name:	Margaux L. Karagosian
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

THE SYNDICATION AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

LEAD ARRANGER:

J.P. MORGAN SECURITIES LLC (formerly known as J.P. MORGAN SECURITIES INC.)

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

JPMORGAN FACILITY GROUP:

CONDUIT LENDERS:

CHARIOT FUNDING LLC (including as successor by merger to Falcon Asset Securitization Company LLC)

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

JUPITER SECURITIZATION COMPANY LLC (as successor by merger to JS Siloed Trust and Park Avenue Receivables Company, LLC)

By: JPMORGAN CHASE BANK, N.A., its attorney-in-fact

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

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(Bluemont Funding I)

MANAGING AGENT:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

ALTERNATE LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Gareth Morgan
	Name:	Gareth Morgan
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

BARCLAYS FACILITY GROUP:

COMMITTED CONDUIT LENDERS:

SHEFFIELD RECEIVABLES CORPORATION

By: BARCLAYS BANK PLC, as attorney-in-fact

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

SALISBURY RECEIVABLES COMPANY LLC

By: BARCLAYS BANK PLC, as attorney-in-fact

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

MANAGING AGENT:

BARCLAYS BANK PLC

By:	/s/ Jamie Pratt
	Name:	Jamie Pratt
	Title:	Director

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

RBS FACILITY GROUP:

CONDUIT LENDERS:

AMSTERDAM FUNDING CORPORATION

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

WINDMILL FUNDING CORPORATION

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

MANAGING AGENT:

THE ROYAL BANK OF SCOTLAND PLC

By: RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck
	Name:	Gregory S. Blanck
	Title:	Managing Director

ALTERNATE LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By: RBS Securities Inc., as agent

By:	/s/ Gregory S. Blanck
	Name:	Gregory S. Blanck
	Title:	Managing Director

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

DEUTSCHE BANK FACILITY GROUP:

CONDUIT LENDER:

GEMINI SECURITIZATION CORP., LLC

By:	/s/ Frank B. Bilotta
	Name:	Frank B. Bilotta
	Title:	President

MANAGING AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ John A. Hupalo
	Name:	John A. Hupalo
	Title:	Director

By:	/s/ Chawey Wu
	Name:	Chawey Wu
	Title:	Vice President

ALTERNATE LENDER:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ John A. Hupalo
	Name:	John A. Hupalo
	Title:	Director

By:	/s/ Chawey Wu
	Name:	Chawey Wu
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

CREDIT SUISSE FACILITY GROUP:

CONDUIT LENDER:

ALPINE SECURITIZATION CORP.

By:	/s/ David Lister
	Name:	David Lister
	Title:	Director

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

MANAGING AGENT:

CREDIT SUISSE AG, NEW YORK BRANCH

By:	/s/ David Lister
	Name:	David Lister
	Title:	Director

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Director

ALTERNATE LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ David Lister
	Name:	David Lister
	Title:	Authorized Signatory

By:	/s/ Robbin W. Conner
	Name:	Robbin W. Conner
	Title:	Authorized Signatory

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

RBC FACILITY GROUP:

CONDUIT LENDERS:

OLD LINE FUNDING, LLC
By: Royal Bank of Canada, as its Agent, as attorney-in-fact

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

THUNDER BAY FUNDING, LLC
By: Royal Bank of Canada, as its Agent, as attorney-in-fact

By:	/s/ Sofia Shields
	Name:	Sofia Shields
	Title:	Authorized Signatory

MANAGING AGENT:

ROYAL BANK OF CANADA

By:	/s/ Roger Pellegrini
	Name:	Roger Pellegrini
	Title:	Authorized Signatory

By:	/s/ Karen Stone
	Name:	Karen Stone
	Title:	Authorized Signatory

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

ALTERNATE LENDER:

ROYAL BANK OF CANADA

By:	/s/ Roger Pellegrini
	Name:	Roger Pellegrini
	Title:	Authorized Signatory

By:	/s/ Roger Pellegrini
	Name:	Roger Pellegrini
	Title:	Authorized Signatory

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)

Agreed and acknowledged with respect to Section 3.09, Section 8.02 and Section 10.19:

SLM CORPORATION

By:	/s/ Jonathan C. Clark
	Name:	Jonathan C. Clark
	Title:	Executive Vice President and Chief Financial Officer

Agreed and acknowledged with respect

to Section 10.01(a), the last sentence of Section 10.08 and Section 10.19:

SLM EDUCATION CREDIT FINANCE CORPORATION

By:	/s/ Mark D. Rein
	Name:	Mark D. Rein
	Title:	Vice President

Signature Page to

Amended and Restated Note Purchase Agreement

(Bluemont Funding I)